UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.    )

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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

Sealed Air Corporation
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Sealed Air Corporation 200 Riverfront Boulevard Elmwood Park, NJ 07407-1033

April 5, 2013

Dear Fellow Stockholder:

It is my pleasure to invite you to attend the Annual Meeting of Stockholders of Sealed Air Corporation scheduled to be held on Thursday, May 16, 2013 at 10:00 a.m., Eastern Time, at the Hilton Woodcliff Lake, 200 Tice Boulevard, Woodcliff Lake, New Jersey 07677. Your Board of Directors and senior management look forward to greeting you at the meeting.

At this meeting, you will be asked to elect the entire Board of Directors of Sealed Air, to approve the amended 2005 Contingent Stock Plan of Sealed Air Corporation, to approve the amended Performance-Based Compensation Program of Sealed Air Corporation, and to ratify the selection of KPMG LLP, an Independent Registered Public Accounting Firm, as our independent registered public accounting firm for 2013. In addition, you will be asked for an advisory vote to approve our executive compensation as disclosed in the proxy statement. These matters are important, and we urge you to vote in favor of the nominees, our amended 2005 Contingent Stock Plan of Sealed Air Corporation, our amended Performance-Based Compensation Program, our executive compensation and the ratification of the appointment of our independent auditor.

For your convenience, we are also offering a webcast of the meeting. If you choose to follow the meeting via webcast, go to http://ir.sealedair.com shortly before the meeting time and follow the instructions to join the event. We will also provide a replay of this meeting for your reference.

This year as in 2012 we are taking advantage of the Securities and Exchange Commission rule that allows us to furnish proxy materials to our stockholders over the Internet. This e-proxy process expedites stockholders’ receipt of proxy materials, lowers our costs and reduces the environmental impact of our Annual Meeting. Today, we sent to most of our stockholders a Notice of Internet Availability of Proxy Materials containing instructions on how to access our 2013 proxy statement and 2012 annual report and vote via the Internet. Other stockholders will receive a copy of the proxy statement and annual report by mail or e-mail.

Regardless of the number of shares of common stock you own, it is important that you vote your shares in person or by proxy. You will find the instructions for voting on the Notice of Internet Availability of Proxy Materials or proxy card. We appreciate your prompt cooperation.

On behalf of your Board of Directors, we thank you for your ongoing support.

Sincerely,

Jerome A. Peribere

President and

Chief Executive Officer

SEALED AIR CORPORATION

200 Riverfront Boulevard

Elmwood Park, New Jersey 07407-1033

PROXY STATEMENT

Dated April 5, 2013

For the 2013 Annual Meeting of Stockholders

General Information

We are furnishing this Proxy Statement and related proxy materials in connection with the solicitation by the Board of Directors of Sealed Air Corporation (“Sealed Air,” the “Company,” “we,” “us” or “our”), a Delaware corporation, of proxies to be voted at our 2013 Annual Meeting of Stockholders and at any adjournments. We are providing these materials to the holders of Sealed Air common stock, par value $0.10 per share. We are first making available or mailing the materials on or about April 5, 2013 to stockholders of record at the close of business on March 18, 2013.

The Annual Meeting is scheduled to be held:

Date:	Thursday, May 16, 2013
Time:	10:00 a.m., Eastern Time
Place:	Hilton Woodcliff Lake 200 Tice Boulevard Woodcliff Lake, New Jersey 07677

Your vote is important. Please see the detailed information that follows.

2013 Proxy Summary

This summary highlights information contained elsewhere in this proxy statement. This summary does not contain all of the information that you should consider, and you should read the entire proxy statement carefully before voting.

Annual Meeting of Stockholders

Time and Date	10:00 a.m. (ET) May 16, 2013
Place	Hilton Woodcliff Lake
200 Tice Boulevard
Woodcliff Lake, New Jersey 07677
Record Date	March 18, 2013
Voting

Stockholders of record of Sealed Air common stock at the close of business on March 18, 2013, the record date, will be entitled to vote at the Annual Meeting. Each outstanding share is entitled to one vote.

Annual Meeting Agenda

Board Vote Recommendation
Election of Directors (Proposals 1-11)	FOR each Director Nominee
Approval of the Amended 2005 Contingent Stock Plan of Sealed Air Corporation	FOR
Approval of the Amended Performance-Based Compensation Program of Sealed Air Corporation	FOR
Advisory Vote to Approve our Executive Compensation	FOR
Ratification of Auditors	FOR

How to Cast Your Vote

You can vote by any of the following methods:

•	Internet (http://www.proxyvote.com for “street name” holders and www.investorvote.com/SEE for registered holders) until May 15, 2013;

•	Telephone (1-800-454-8683 for “street name” holders and 800-652-8683 for registered holders) until May 15, 2013;
•	Completing, signing and returning your proxy or voting instruction card before May 15, 2013; or
•

In person, at the annual meeting: If you are a stockholder of record, your admission ticket is attached to your proxy card. If your shares are held in the name of a broker, nominee or other intermediary, you must bring proof of ownership with you to the meeting.

Governance of the Company

•	Corporate Governance Guidelines

•	Independence of Directors

•	Code of Conduct

•	Board Oversight of Risk

•	Communicating with Directors

•	Board Leadership Structure
•	Board of Directors Overview

•	Audit Committee

•	Nominating and Corporate Governance Committee

•	Organization and Compensation Committee

•	Compensation Committee Interlocks and Insider Participation

PROXY SUMMARY

Director Nominees

Independent
		Director since		Experience/ Qualifications	(Yes/No)
Name	Age		Occupation		Yes	No	Committee Memberships	Other Company Boards
Hank Brown	73	1997	Senior Counsel at	—Leadership	X		—Audit (Chair)	—Sensient Technologies
			Brownstein Hyatt	—Industry			—Nominating and Corporate	Corporation
			Farber Schreck	—Government			Governance
Michael Chu	64	2002	Managing Director	—Leadership	X		—Audit	—Arcos Dorados
			of IGNIA Fund and	—Global			—Organization and
			Professor at Harvard	—Finance			Compensation Committee
Business School
Lawrence R. Codey	68	1993	Retired President	—Leadership	X		—Audit	—Horizon Blue Shield Blue
			and COO of PSE&G	—Government			—Nominating and Corporate	Cross of New Jersey
				—Finance			Governance	—United Water Resources
Patrick Duff	54	2010	General Partner of	—Leadership	X		—Audit
			Prospect Associates	—Finance
—Education
William V. Hickey	68	1999	CEO of Sealed Air	—Leadership		X		—Public Service Enterprise
			Corporation	—Industry				Group Incorporated
				—Finance				—Sensient Technologies
Corporation
Jacqueline B. Kosecoff	63	2005	Managing Partner of	—Leadership	X		—Nominating and Corporate	—CareFusion Corporation
			Moriah Partners LLC	—Industry			Governance	—Steris Corporation
				—Global			—Organization and
Compensation Committee
Kenneth P. Manning	71	2002	Chairman and	—Leadership	X		—Nominating and Corporate	—Sensient Technologies
			CEO of Sensient	—Industry			Governance	Corporation
			Technologies	—Global			—Organization and
			Corporation				Compensation Committee
William J. Marino	69	2002	Retired Chairman,	—Leadership	X		—Nominating and Corporate	—Sun Bancorp
			President and CEO	—Industry			Governance
			of Horizon Blue	—Governance			—Organization and
			Shield Blue Cross of				Compensation Committee
New Jersey
Jerome A. Peribere	58	2012	President and	—Leadership		X		—BMO Financial
			CEO of Sealed	—Global				Corporation
			Air Corporation	—Industry
Richard L. Wambold	61	2012	Retired CEO of	—Leadership	X		—Organization and	—Precision Castparts
			Reynolds/Pactiv	—Industry			Compensation Committee	Corp.
			Food Service and	—Global				—Cooper Tire & Rubber
			Consumer Products					Company
Jerry R. Whitaker	62	2012	Retired President of	—Leadership	X		—Nominating and Corporate	—Crescent Electric
			Electrical Sector-	—Global			Governance	Corporation
			Americas, Eaton	—Industry				—Matthews International
			Corporation					Corporation

2012 Review

(For more detail please see 2012 Annual Report)

Sealed Air underwent considerable transformation in 2012. Early in the year, the Company expanded the size of its Board of Directors to eleven members and added two new members, Richard Wambold and Jerry Whitaker. The Company hired a new Chief Financial Officer, Carol Lowe, replacing Tod Christie, our Treasurer, who also served as Interim Chief Financial Officer prior to Ms. Lowe’s appointment, in June 2012 and a new President and Chief Operating Officer, Jerome Peribere, in September 2012. Mr. Peribere assumed the role of Chief Executive Officer upon the retirement of Bill Hickey from that role in March 2013. We also appointed a new Vice President and Chief Human Resources Officer, Carole De Mayo, in December 2012, and a new Controller and Chief Accounting Officer, William Stiehl, effective as of January 1, 2013. Additionally, management streamlined its decision making with a new eight-member executive committee, replacing the historical sixteen-member leadership team. As a result of these personnel changes, our named executive officers for 2012 were Bill Hickey, Carol Lowe, Jerome Peribere, Emile Chammas, Yagmur Sagnak and Tod Christie. Throughout this Proxy Statement, these individuals are referred to as the “named executive officers” or “executive officers.”

Our business continued to grow in 2012 from organic sales improvement and from the acquisition of Diversey Holdings,

PROXY SUMMARY

Inc., on October 3, 2011. Additionally, we commercialized more than one dozen new products that drove new sales across multiple regions and divisions. Also, during the fourth quarter of 2012, we began to operate under three new business divisions for our segment reporting structure, which better aligns our organization to meet customer needs, maximizes profitable growth and enables us to focus on targeted growth opportunities and represents a productive way to manage our performance.

Compensation Philosophy and Objectives

Our executive compensation philosophy is to provide compensation in the forms and at levels that will permit us to retain and motivate our existing executives and to attract new executives with the skills and attributes that we need. The compensation program is intended to provide appropriate and balanced incentives toward achieving our annual and long-term strategic objectives, to support a performance-oriented environment based on the attainment of goals and objectives intended to benefit us and our stockholders and to create an alignment of interests between our executives and our stockholders. The compensation program is designed to establish an appropriate balance between short and long-term strategic objectives, with a greater weight placed on rewarding the achievement of longer term objectives and financial performance of the Company.

The Compensation Committee is responsible for establishing and implementing our executive compensation philosophy and for ensuring that the total compensation paid to our executive officers and other executives is fair and competitive and motivates high performance.

ELEMENTS OF EXECUTIVE COMPENSATION

Compensation Element	Description
Base Salary	—Fixed cash compensation
Annual Incentive Compensation	—Annual cash award based on percentage of base salary
—Officer may elect to receive portion in restricted stock with a 25% premium
Long-Term Incentives	—Performance share units
—Occasional restricted stock award
Retirement Plans	—Profit Sharing Plan
—Defined Contribution Plan
Post-Employment Benefits	—Severance
Other Benefits	—Health care and life insurance programs
—Limited perquisites

2012 Executive Total Compensation Mix

PROXY SUMMARY

Director and Executive Compensation

2012 DIRECTOR COMPENSATION TABLE

	Fees Earned or		All Other
Director	Paid in Cash ($)	Stock Awards ($)	Compensation ($)	Total ($)
Hank Brown	($) 92,500	($) 79,999	($) 0	($) 172,499
Michael Chu	80,000	79,999	0	159,999
Lawrence R. Codey	90,000	79,999	5,000	174,999
Patrick Duff	10,000	139,999	0	149,999
T. J. Dermot Dunphy	60,000	79,999	5,000	144,999
Jacqueline B. Kosecoff	77,500	79,999	0	157,499
Kenneth P. Manning	77,500	79,999	0	157,499
William J. Marino	21,000	139,999	4,000	164,999
Richard L. Wambold	15,000	139,999	0	154,999
Jerry R. Whitaker	78,500	79,999	0	158,499

Summary Compensation Table

				Stock	Non-Equity	All Other
Name and		Salary	Bonus	Awards	Incentive Plan	Compensation	Total
Principal Position	Year	($)	($)	($)	Compensation	($)	($)
William V. Hickey	2012	195,833		5,400,000	0	20,200	5,616,033
Chairman and Chief Executive Officer	2011	675,000		4,993,758	0	46,141	5,714,900
	2010	670,833		4,218,763	0	50,486	4,940,082
Jerome A. Peribere	2012	316,667		4,257,695	1,045,000	123,832	5,743,194
President and Chief Operating Officer
Carol P. Lowe	2012	284,375	250,000	633,360	315,000	69,816	1,552,551
Senior Vice President and Chief Financial Officer
Yagmur I. Sagnak	2012	428,666		1,123,226	0	619,350	2,171,242
Vice President
Emile Z. Chammas	2012	420,833		949,324	0	30,106	1,400,729
Senior Vice President	2011	408,333		840,528	0	70,602	1,319,463
Tod S. Christie	2012	292,250	100,000	670,467	38,153	39,859	1,130,729
Treasurer and Former Interim Chief Financial Officer	2011	252,667		201,388	9,813	38,053	501,921

Approval of Amended 2005 Contingent Stock Plan of Sealed Air Corporation

We are asking for stockholder approval of the amended 2005 Contingent Stock Plan of Sealed Air Corporation.

Approval of Amended Performance-Based Compensation Program of Sealed Air Corporation

We are asking for stockholder approval of the amended Performance-Based Compensation Program of Sealed Air Corporation.

PROXY SUMMARY

Advisory Vote to Approve Our Executive Compensation

We are asking for stockholder approval of the compensation of our named executive officers as disclosed in this proxy statement in accordance with SEC rules, which disclosures include the disclosures under “Executive Compensation — Compensation Discussion and Analysis,” the compensation tables and the narrative discussion following the compensation tables.

Auditors

The Audit Committee has approved the retention of KPMG LLP, an Independent Registered Public Accounting Firm, as the independent auditor of Sealed Air to examine and report on the Company’s consolidated financial statements and the effectiveness of the Company’s internal control over financial reporting for the fiscal year ending December 31, 2013, subject to ratification of the retention by the stockholders at the Annual Meeting.

Notice of Annual Meeting of Stockholders

of

Sealed Air Corporation

We will hold the Annual Meeting of Stockholders of Sealed Air Corporation, a Delaware corporation, on May 16, 2013 at 10:00 a.m., Eastern Time, at the Hilton Woodcliff Lake, 200 Tice Boulevard, Woodcliff Lake, New Jersey 07677. The purposes for the Annual Meeting are to elect Sealed Air’s entire Board of Directors, to approve the amended 2005 Contingent Stock Plan of Sealed Air Corporation, to approve the amended Performance-Based Compensation Program of Sealed Air Corporation, to provide for an advisory vote of the stockholders to approve our executive compensation as disclosed in the attached proxy statement, to ratify the appointment of the independent auditor of Sealed Air, and to transact such other business as may properly come before the meeting. The individual proposals are:

1.	Election of Hank Brown as a Director.

2.	Election of Michael Chu as a Director.

3.	Election of Lawrence R. Codey as a Director.

4.	Election of Patrick Duff as a Director.

5.	Election of William V. Hickey as a Director.

6.	Election of Jacqueline B. Kosecoff as a Director.

7.	Election of Kenneth P. Manning as a Director.

8.	Election of William J. Marino as a Director.

9.	Election of Jerome A. Peribere as a Director.

10.	Election of Richard L. Wambold as a Director.

11.	Election of Jerry R. Whitaker as a Director.

12.	Approval of the amended 2005 Contingent Stock Plan of Sealed Air Corporation.

13.	Approval of the amended Performance-Based Compensation Program of Sealed Air Corporation.

14.	Advisory vote to approve our executive compensation as disclosed in the proxy statement.

15.	Ratification of the appointment of KPMG LLP as our independent registered public accounting firm for the year ending December 31, 2013.

16.	In accordance with the Proxy Committee’s discretion, upon such other matters as may properly come before the meeting.

The Board of Directors has fixed the close of business on March 18, 2013 as the record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting.

We have sent or made available a copy of our 2012 Annual Report to Stockholders to all stockholders of record. Additional copies are available upon request.

We invite you to attend the meeting so that management can discuss business trends with you, listen to your suggestions, and answer any questions that you may have. Because it is important that as many stockholders as possible be represented at the meeting, please review the proxy statement promptly and carefully and then vote. You may vote by following the instructions for voting set forth on the Notice of Internet Availability of Proxy Materials or on your proxy card, or if you receive a paper copy of the proxy card by mail, you may complete and return the proxy card in the accompanying post-paid, addressed envelope. If you attend the meeting, you may vote your shares personally even though you have previously voted by proxy.

The only voting securities of the Company are the outstanding shares of its common stock, par value $0.10 per share. The Company will keep a list of the stockholders of record at its principal office at 200 Riverfront Boulevard, Elmwood Park, New Jersey 07407-1033 for a period of ten days prior to the Annual Meeting.

On behalf of the Board of Directors

GUY CHAYOUN

Interim Secretary

Elmwood Park, New Jersey

April 5, 2013

Important Notice Regarding the Availability of Proxy Materials

for the Stockholder Meeting to be held on May 16, 2013

Please note that the Company’s Notice of Annual Meeting of Stockholders, Proxy Statement for the Annual Meeting of Stockholders and 2012 Annual Report are available at:

http://proxyreport.sealedair.com

Page
Stockholder Proposals for the 2014 Annual Meeting	80
Delivery of Documents to Security Holders Sharing an Address	80
Other Matters	80
Sealed Air Corporation Standards for Director Independence	Annex A
Policy and Procedure for Stockholder Nominations to the Board	Annex B
Qualifications for Nomination to the Board	Annex C
Amended 2005 Contingent Stock Plan of Sealed Air Corporation	Annex D
Amended Performance-Based Compensation Program of Sealed Air Corporation	Annex E
Directions to the Annual Meeting of Stockholders	Back Cover

Questions and Answers about the Annual Meeting

Q:	Why am I receiving these materials?

A:	We are providing these proxy materials to you in connection with our Annual Meeting of Stockholders, which will take place on May 16, 2013. These materials were first made available on the Internet or mailed to shareholders on or about April 5, 2013. You are invited to attend the Annual Meeting and requested to vote on the proposals described in this Proxy Statement.

Q:	Why did I receive a notice in the mail regarding the Internet availability of proxy materials instead of a full set of proxy materials?

A:	In accordance with rules and regulations adopted by the Securities and Exchange Commission, or SEC, instead of mailing a printed copy of our proxy materials to each stockholder of record, we may furnish proxy materials, including this Proxy Statement and our 2012 Annual Report to Stockholders, by providing access to such documents via the Internet. This e-proxy process expedites stockholders’ receipt of proxy materials, lowers our costs and reduces the environmental impact of our Annual Meeting.

Most stockholders will not receive printed copies of the proxy materials unless they request them. Instead, we have mailed a Notice of Internet Availability of Proxy Materials that will tell you how to access and review all of the proxy materials on the Internet. The notice also tells you how to vote on the Internet. If you would like to receive a paper or e-mail copy of our proxy materials, you should follow the instructions for requesting such materials in the notice.

Q:	What is included in these materials?

A:	These materials include:

Our Proxy Statement for the Annual Meeting; and

Our 2012 Annual Report to Stockholders, which includes our audited consolidated financial statements.

If you requested or receive printed versions of these materials by mail, these materials also include the proxy card for the Annual Meeting.

Q:	What are the stockholders voting on?

A:	• Election of the entire Board of Directors

The eleven nominees are:

•	Hank Brown
•	Michael Chu
•	Lawrence R. Codey
•	Patrick Duff
•	William V. Hickey
•	Jacqueline B. Kosecoff
•	Kenneth P. Manning
•	William J. Marino
•	Jerome A. Peribere
•	Richard L. Wambold
•	Jerry R. Whitaker
•	Approval of Amended 2005 Contingent Stock Plan of Sealed Air Corporation
•	Approval of Amended Performance-Based Compensation Program of Sealed Air Corporation
•	Advisory vote to approve our executive compensation
•	Ratification of KPMG LLP as our independent registered public accounting firm for 2013

Q:	Who can vote?

A:	Stockholders of record of Sealed Air common stock at the close of business on March 18, 2013, the record date, will be entitled to vote at the Annual Meeting. Each outstanding share is entitled to one vote.

Q:	What is a stockholder of record?

A:	A stockholder of record is a stockholder whose ownership of Sealed Air stock is reflected directly on the books and records of our transfer agent, Computershare. If you hold stock through an account with a bank, broker or similar organization, you are considered the beneficial owner of shares held in “street name” and are not a stockholder of record. For shares held in street name, the stockholder of record is your bank, broker or similar organization. As described below, if you are not a stockholder of record, you will not be able to vote your shares in person at the Annual Meeting unless you have a proxy from the stockholder of record authorizing you to vote your shares.

Q:	How do I vote my shares?

A:	Stockholders of record may vote via the Internet or, if you received a paper proxy card, by mail. Also, the proxy card contains a toll free telephone number that you may use to vote. If you received a paper proxy card and choose to vote by mail, we have provided a postage-paid envelope. For your information, voting via the Internet is the least expensive to the Company, followed by telephone voting, with voting by mail being the most expensive. Also, you may help us to save the expense of a second mailing if you vote promptly.

Beneficial owners of shares held in “street name” may vote by following the voting instructions provided to you by your bank or broker or other nominee.

You may also vote in person at the Annual Meeting as described below.

Q:	How do I vote via the Internet?

A:	Stockholders of record may vote via the Internet as instructed on the Notice of Internet Availability of Proxy Materials or proxy card. We provide voting instructions on the web site for you to follow. Internet voting is available 24 hours a day. You will be given the opportunity to confirm that your instructions have been recorded properly. If you vote via the Internet, you do not need to return a proxy card. Please see the notice or proxy card for Internet voting instructions.

Q:	How do I vote by telephone?

A:	Stockholders of record who receive a proxy card may vote by calling the toll-free number listed on the proxy card and following the instructions provided on the telephone line. Telephone voting is available 24 hours a day. Easy-to-follow voice prompts allow you to vote your shares and confirm that your instructions have been recorded properly. If you vote by telephone, you do not need to return a proxy card. Please see the proxy card for telephone voting instructions.

Q:	How do I vote by mail?

A:	If you have received a paper proxy card and choose to vote by mail, simply mark your proxy card, sign and date it, and return it in the postage-paid envelope provided.

Q:	Can I access the Annual Meeting materials via the Internet?

A:	The Company’s Notice of Annual Meeting of Stockholders, Proxy Statement for the Annual Meeting of Stockholders and 2012 Annual Report are available at:

http://proxyreport.sealedair.com

Q:	May I change my vote? May I revoke my proxy?

A:	If you are a stockholder of record, whatever method you use to vote, you may later change or revoke your proxy at any time before it is exercised by:

•	voting via the Internet or telephone at a later time;

•	submitting a properly signed proxy card with a later date; or

•	voting in person at the Annual Meeting.

Q:	Can I vote at the Annual Meeting?

A:	The method by which you vote will not limit your right to vote at the Annual Meeting if you decide to attend in person. Any stockholder of record may vote in person at the Annual Meeting whether or not he or she has previously voted. If your shares are held in “street name,” you must obtain a written proxy, executed in your favor, from the record holder to be able to vote at the meeting. If you hold shares through our Profit-Sharing Plan or our 401(k) Thrift Plan, you cannot vote those shares in person at the Annual Meeting; see the question and answer below.

Q:	What is the deadline for voting my shares if I do not intend to vote in person at the Annual Meeting?

A:	If you are a stockholder of record and do not intend to vote in person at the Annual Meeting, you may vote by Internet or by telephone until 11:59 p.m., E.D.T., on May 15, 2013. If you are a beneficial owner of shares held through a bank or brokerage firm, please follow the voting instructions provided by your bank or brokerage firm.

If you hold shares of the Company through Sealed Air’s Profit-Sharing Plan or Sealed Air’s 401(k) Thrift Plan, please refer to the next question.

Q:	How do I vote if I participate in Sealed Air’s Profit-Sharing Plan or 401(k) Thrift Plan?

A:	For each participant in Sealed Air’s Profit-Sharing Plan, the proxy also serves as a voting instruction card permitting the participant to provide voting instructions to Fidelity Management Trust Company (“Fidelity”), trustee for the Profit-Sharing Plan, for the shares of common stock allocated to the participant’s account in the plan. For each participant in Sealed Air’s 401(k) Thrift Plan, the proxy also serves as a voting instruction card permitting the participant to provide voting instructions to Fidelity, which also acts as trustee for the 401(k) Thrift Plan, for the shares of common stock allocated to the participant’s account in the plan. Internet voting is available to plan participants. Fidelity will vote the allocated shares in each plan as directed by each participant who provides voting instructions to it before 11:59 p.m. (Eastern Time) on May 13, 2013. The terms of each plan provide that Fidelity will vote shares allocated to the accounts of participants who do not provide timely voting instructions in the same proportion as shares it votes on behalf of participants who do provide timely voting instructions.

Q:	What if my broker holds shares in street name for me?

A:	Under the rules of the New York Stock Exchange, Inc., or “NYSE,” brokers who hold shares in street name for customers have the authority to vote on specified items when they have not received instructions from their customers who are the beneficial owners of the shares. We understand that, unless instructed to the contrary by the beneficial owners of shares held in street name, brokers may exercise this authority to vote on the ratification of the appointment of the independent auditor of Sealed Air. For the purpose of determining a quorum, we will treat as present at the meeting any proxies that are voted on any matter to be acted upon by the stockholders, including abstentions or any proxies containing broker non-votes.

Q:	What happens if I do not give specific voting instructions?

A:	If you are a stockholder of record and you sign and return a proxy card without giving specific voting instructions then the proxy holders will vote your shares in the manner recommended by the Board of Directors on all matters presented in this proxy statement and as the proxy holders may determine in their discretion for any other matters properly presented for a vote at the meeting.

If you are a beneficial owner of shares held in street name and do not provide the organization that holds your shares with specific voting instructions, the organization that holds your shares may generally vote on routine matters but cannot vote on non-routine matters. If the organization that holds your shares does not receive instructions from you on how to vote your shares on a non-routine matter, the organization that holds your shares will inform the inspector of election that it does not have the authority to vote on this matter with respect to your shares. This is referred to as a “broker non-vote.” The only routine matter expected to be voted on at the Annual Meeting is the ratification of the appointment of the independent auditor.

Q:	What if other matters are presented at the Annual Meeting?

A:	If any other matters are properly presented for consideration at the Annual Meeting, the persons named in the proxy will have the discretion to vote on those matters for you. We do not know of any other matters to be presented for consideration at the Annual Meeting.

Vote Required for Election or Approval

Introduction

Sealed Air’s only voting securities are the outstanding shares of our common stock. As of the close of business on March 18, 2013, 195,779,811 shares of common stock were outstanding, each of which is entitled to one vote at the Annual Meeting. Only holders of record of common stock at the close of business on March 18, 2013, the record date, will be entitled to notice of and to vote at the Annual Meeting. A majority of the outstanding shares of common stock present in person or represented by proxy and entitled to vote on any matters to be considered at the Annual Meeting will constitute a quorum for the transaction of business at the Annual Meeting. For the purpose of determining a quorum, we will treat as present at the meeting any proxies that are voted on any matter to be acted upon by the stockholders, as well as abstentions or any proxies containing broker non-votes.

Election of Directors: Majority Vote Requirement

Each director will be elected by a vote of the majority of the votes cast with respect to that director, where a majority of the votes cast means that the number of shares voted “for” a director must exceed the number of votes cast “against” the director. We will not count shares voted to “abstain” for the purpose of determining whether a director is elected. Under the Company’s Certificate of Incorporation, its By-laws and the Delaware General Corporation Law, a director holds office until a successor is elected and qualified or until his or her earlier resignation or removal. If any of the nominees that is currently in office is not elected at the Annual Meeting, then the By-laws provide that the director shall offer to resign from our Board of Directors. The Nominating and Corporate Governance Committee will make a recommendation to our Board whether to accept or reject the resignation, or whether other action should be taken. Our Board will consider and act on the recommendation of the Nominating and Corporate Governance Committee and publicly disclose its decision and the rationale behind it within 90 days from the date of the certification of the election results. The director who offers his or her resignation will not participate in the decision of the Nominating and Corporate Governance Committee or of the Board of Directors. If the Board of Directors accepts such resignation, then the Board can fill the vacancy resulting from that resignation or can reduce the number of directors that constitutes the entire Board of Directors so that no vacancy exists.

Approval of Amended 2005 Contingent Stock Plan of Sealed Air Corporation

The amended 2005 Contingent Stock Plan of Sealed Air Corporation must be approved by the affirmative vote of the holders of a majority of the shares of common stock entitled to vote and present in person or represented by proxy at the Annual Meeting. Abstentions will count as votes against this proposal since shares with respect to which the stockholder abstains will be deemed present and entitled to vote. Broker non-votes will have no effect on the outcome of this proposal since such shares will not be deemed entitled to vote.

Approval of Amended Performance-Based Compensation Program of Sealed Air Corporation

The amended Performance-Based Compensation Program of Sealed Air Corporation must be approved by the affirmative vote of the holders of a majority of the shares of common stock entitled to vote present in person or represented by proxy at the Annual Meeting. Abstentions will count as votes against this proposal since shares with respect to which the stockholder abstains will be deemed present and entitled to vote. Broker non-votes will have no effect on the outcome of this proposal since such shares will not be deemed entitled to vote.

Advisory Vote to Approve Our Executive Compensation

The advisory vote to approve our executive compensation must be approved by the affirmative vote of the holders of a majority of the shares of common stock entitled to vote present in person or represented by proxy at the Annual Meeting. Abstentions will count as votes against this proposal since shares with respect to which the stockholder abstains will be deemed present and entitled to vote. Broker non-votes will have no effect on the outcome of this proposal since such shares will not be deemed entitled to vote.

Ratification of KPMG LLP as Our Independent Registered Public Accounting firm for 2013

The ratification of KPMG LLP as our independent registered public accounting firm for 2013 must be approved by the affirmative vote of the holders of a majority of the shares of common stock present in person or represented by proxy at the Annual Meeting. Abstentions will be deemed present and, therefore, will count as votes against this proposal. Because this proposal is routine, there will not be any broker non-votes on this proposal.

Other Matters

Any other matters considered at the Annual Meeting must be approved by the affirmative vote of the holders of a majority of the shares of common stock entitled to vote present in person or represented by proxy at the Annual Meeting.

Corporate Governance

Corporate Governance Guidelines

The Board has adopted and operates under Corporate Governance Guidelines that reflect our current governance practices in accordance with applicable statutory and regulatory requirements, including those of the SEC and the NYSE. The Corporate Governance Guidelines are available on our web site at www.sealedair.com.

Independence of Directors

Under the Corporate Governance Guidelines and the requirements of the NYSE, the Board must consist of a majority of independent directors. The Board annually reviews the independence of all non-employee directors. The Board has established categorical standards consistent with the corporate governance standards of the NYSE to assist it in making determinations of the independence of Board members. We have attached a copy of our current director independence standards to this Proxy Statement as Annex A and also posted a copy on our web site at www.sealedair.com. These categorical standards require that, to be independent, a director may not have a material relationship with the Company. Even if a director meets all categorical standards for independence, the Board reviews other relationships with the Company in order to conclude that each independent director has no material relationship with the Company either directly or indirectly.

The Board of Directors has determined that the following directors are independent: Hank Brown, Michael Chu, Lawrence R. Codey, Patrick Duff, Jacqueline B. Kosecoff, Kenneth P. Manning, William J. Marino, Richard L. Wambold and Jerry R. Whitaker. In evaluating the independence of the non-employee directors, the Board considered the following transactions, relationships or arrangements:

•

Dr. Kosecoff was previously an employee of UnitedHealth Group. In 2012, Sealed Air Corporation and all of its subsidiaries (including the Diversey entities) paid approximately $578,282 to UnitedHealth Group for employee vision plan services. The fees paid to UnitedHealth Group during 2012 have been substantially less than 2% of UnitedHealth Group’s consolidated gross revenues. Our Board determined that these immaterial transactions and relationships did not impair the independence of Dr. Kosecoff.

•

Mr. Manning is the Chairman and Chief Executive Officer and a director of Sensient Technologies Corporation. Messrs. Hickey and Brown are directors of Sensient Technologies Corporation but not members of the Sensient compensation committee. Sensient is a supplier of colors and other products to Sealed Air and its affiliates, with sales to legacy Sealed Air during 2009 through 2011 totaling less than $200,000 per year. Sensient also supplied products to Diversey entities with sales totaling approximately $180,000 in 2011. Legacy Sealed Air sold Sensient and its affiliates products in an amount totaling no more than $225,000 in 2011. In 2012, Sealed Air Corporation and its subsidiaries (including the Diversey entities) purchased approximately $160,203 of products from Sensient and sold approximately $328,558 of products to Sensient. These relationships are expected to continue at approximately the same levels during 2013. The fees paid to Sensient during each year were substantially less than 2% of Sensient’s consolidated gross revenues. Our Board determined that these immaterial transactions and relationships did not impair the independence of Mr. Manning, Mr. Hickey or Mr. Brown.

Code of Conduct

For many years, we have had a Code of Conduct applicable to the Company and its subsidiaries. The Code of Conduct applies to all of our employees and to our officers and directors. We also have a supplemental Code of Ethics for Senior Financial Executives that applies to our Chief Executive Officer, Chief Financial Officer, Controller, Treasurer, and all other employees performing similar functions. We have posted the texts of the Code of Conduct and the Code of Ethics for Senior Financial Executives on our web site at www.sealedair.com. We will post any amendments to the Code of Conduct and the Code of Ethics for Senior Financial Executives on our web site. In accordance with the requirements of the SEC and the NYSE, we will also post waivers applicable to any of our officers or directors from provisions of the Code of Conduct or the Code of Ethics for Senior Financial Executives on our web site. We have not granted any such waivers.

Board Oversight of Risk

The Board is actively involved in oversight of risks that could affect the Company. While the Audit Committee oversees our major financial risk exposures and the steps we have taken to monitor and control such exposures, and the Organization and Compensation Committee considers the potential of our executive compensation programs to raise material risks to the Company, the Board as a whole is responsible for oversight of our risk management processes and the development of our enterprise risk management program.

Communicating with Directors

Stockholders and other interested parties may communicate directly with the non-management directors of the Board by writing to Non-Management Directors, c/o Corporate Secretary, at Sealed Air Corporation, 200 Riverfront Boulevard, Elmwood Park, New Jersey 07407-1033, or by sending an email to directors@sealedair.com. In either case, the lead director of our Board will receive all correspondence and will communicate with the other directors about the correspondence. We have posted information on how to communicate with the non-management directors on our web site at www.sealedair.com.

Board Leadership Structure

Mr. Hickey was elected as the Chairman of the Board of Directors in August 2012. The Chairman presides at meetings of the Board of Directors at which he is present and leads the Board of Directors in fulfilling its responsibilities as specified in the By-laws. The Chairman has the right to call special and emergency meetings. The Chairman and the lead director shall each serve as liaisons for interested parties who request direct communications with the Board of Directors.

Mr. Marino has served as the lead director since December 2011. The lead director, among other things, oversees the executive sessions of non-employee or independent directors and presides at all meetings of the Board at which the Chairman or the Chief Executive Officer are not present. Additionally, the lead director serves as principal liaison on Board-wide issues between the Chairman and the non-management directors and provides input to the Chairman and the Chief Executive Officer on agendas for Board and Committee meetings and on an appropriate schedule of Board meetings. Notwithstanding the appointment of a lead director, the Board considers all of its members responsible and accountable for oversight and guidance of its activities. All directors have the opportunity to request items to be included on the agendas of upcoming meetings.

The leadership structure is reviewed annually as part of the Board’s self-assessment process, and changes may be made in the future to reflect the Board’s composition as well as our needs and circumstances.

Board of Directors Overview

Under the Delaware General Corporation Law and the Company’s By-laws, our business and affairs are managed by or under the direction of the Board of Directors, which delegates some of its responsibilities to its Committees and to management.

The Board of Directors generally holds seven regular meetings per year and meets on other occasions when circumstances require. Directors spend additional time preparing for Board and Committee meetings, and we may call upon them for advice between meetings. Also, we encourage our directors to attend director education programs.

The Corporate Governance Guidelines adopted by the Board provide that the Board will meet regularly in executive session without management in attendance. The lead director presides at each executive session. The chair of the Nominating and Corporate Governance Committee serves as the presiding director if the lead director is unable to serve.

Under the Corporate Governance Guidelines, we expect directors to regularly attend meetings of the Board and of all Committees on which they serve and to review the materials sent to them in advance of those meetings. We expect nominees for election at each annual meeting of stockholders to attend the Annual Meeting. All eleven of the nominees for election at the Annual Meeting this year currently serve as directors of the Company, and ten of those nominees attended the 2012 Annual Meeting. The other director was not elected to the Board until the third quarter of 2012.

During 2012, the Board of Directors held twelve meetings, excluding actions by unanimous written consent, and held five executive sessions with only non-employee directors in attendance, one of which was attended by only independent directors. Each current member of the Board of Directors attended at least 75 percent of the aggregate number of meetings of the Board of Directors and of the Committees of the Board on which the director served during 2012.

The Board of Directors maintains an Audit Committee, a Nominating and Corporate Governance Committee, and an Organization and Compensation Committee. The members of these Committees consist only of independent directors. The Board of Directors has adopted charters for each of the Committees, which are reviewed annually by each Committee and the Board of Directors. The Committee charters are available on our web site at www.sealedair.com.

Audit Committee

The principal responsibility of the Audit Committee is to assist the Board of Directors in fulfilling its responsibilities for monitoring and overseeing:

•	our internal control system, including information technology security and control;

•	our public reporting processes;

•	the performance of our internal audit function;

•	the annual independent audit of our consolidated financial statements;

•	the integrity of our consolidated financial statements;

•	our legal and regulatory compliance; and

•	the retention, performance, qualifications, rotation of personnel and independence of our independent auditor.

Our independent auditor is directly accountable to the Audit Committee. The Audit Committee has the authority and responsibility to select, evaluate, approve terms of retention and compensation of, and, where appropriate, replace the independent auditor, subject to ratification of the selection of the independent auditor by our stockholders at the Annual Meeting.

The current members of the Audit Committee are Mr. Brown, who serves as chair, and Messrs. Chu, Codey, Duff and Manning. Our Board of Directors has determined that each current member of the Audit Committee is independent, as defined in the listing standards of the NYSE, is financially literate, and is an audit committee financial expert in accordance with the standards of the SEC. No director is eligible to serve on the Audit Committee if that director simultaneously serves on the audit committees of three or more other public companies. The Audit Committee held twelve meetings in 2012, excluding actions by unanimous written consent. During 2012, the Audit Committee met privately with representatives of the independent auditor of Sealed Air, KPMG LLP, on four occasions, met privately with the Company’s Executive Director of Internal Audit on four occasions, met privately with the Company’s management on four occasions, and held one executive session with only non-employee directors in attendance.

Nominating and Corporate Governance Committee

The principal responsibilities of the Nominating and Corporate Governance Committee are to:

•

identify individuals qualified to become Board members, consistent with criteria approved by the Board, and recommend to the Board director nominees for the next annual meeting of stockholders and director nominees to fill vacancies or newly-created directorships at other times;

•	provide oversight of the corporate governance affairs of the Board and the Company, including developing and recommending to the Board the Corporate Governance Guidelines;

•	assist the Board in evaluating the Board and its Committees; and

•	recommend to the Board the compensation of non-management directors.

The current members of the Nominating and Corporate Governance Committee are Mr. Marino, who serves as chair, and Messrs. Brown, Manning and Whitaker and Dr. Kosecoff. Our Board of Directors has determined that each current member of the Nominating and Corporate Governance Committee is independent, as defined in the listing standards of the NYSE. The Nominating and Corporate Governance Committee held four meetings in 2012, excluding actions by unanimous written consent. During 2012, the Nominating and Corporate Governance Committee met in private session on one occasion.

The Nominating and Corporate Governance Committee has the sole authority to retain and terminate any consulting or search firm to be used to identify director candidates or assist in evaluating director compensation and to approve the fees payable to any such firm. Starting in late 2010, the Nominating and Governance Committee has engaged Frederic W. Cook & Co., Inc. (“Cook”) to advise the Nominating and Corporate Governance Committee on director compensation. Cook also advises the Organization and Compensation Committee regarding executive compensation.

The Nominating and Corporate Governance Committee will consider director nominees recommended by our stockholders in accordance with a policy adopted by the Committee. Recommendations should be submitted to the Secretary of the Company in writing at Sealed Air Corporation, 200 Riverfront Boulevard, Elmwood Park, New Jersey 07407-1033, along with additional required information about the nominee and the stockholder making the recommendation. A copy of the policy is attached to this Proxy Statement as Annex B and posted on our web site at www.sealedair.com. Information on qualifications for nominations to the Board and procedures for stockholder nominations to the Board is included below under “Director Qualifications” and “Identifying and Evaluating Nominees for Directors.”

Organization and Compensation Committee

The principal responsibilities of the Organization and Compensation Committee, which we refer to as the Compensation Committee, are to assist the Board in fulfilling its responsibilities relating to:

•	compensation of our officers and key employees;

•	performance of our Chief Executive Officer and management;

•	management development and succession planning;

•	administration of our 2005 Contingent Stock Plan, as amended, including authorizing awards under that plan;

•	Company-sponsored tax-qualified retirement plans; and

•

matters presented to the stockholders that relate to executive compensation, including advisory stockholder votes on executive compensation and the frequency of such advisory votes, and the actions to be taken in response to such votes.

The current members of the Organization and Compensation Committee are Mr. Codey, who serves as chair, Messrs. Chu, Marino and Wambold and Dr. Kosecoff. Our Board of Directors has determined that each current member of the Compensation Committee is independent, as defined in the listing standards of the NYSE. The Compensation Committee held ten meetings in 2012, excluding actions by unanimous written consent. During 2012, the Compensation Committee met in private session with other non-employee directors on one occasion.

The Compensation Committee oversees and provides strategic direction to management with respect to our executive compensation plans and programs. The Compensation Committee reviews our Chief Executive Officer’s performance and compensation with the other non-employee directors. Based on that review, the Compensation Committee evaluates the performance of our Chief Executive Officer, reviews the

Compensation Committee’s evaluation with him, and makes all compensation decisions for our Chief Executive Officer. The Compensation Committee also reviews and approves the compensation of the other executive officers and other executives whose base salary equals or exceeds $300,000 per year. The Compensation Committee makes most decisions regarding changes in salaries and bonuses during the first quarter of the year based on Company, division or function and individual performance during the prior year.

The Compensation Committee has the sole authority to retain and terminate any compensation consultant to be used to assist in the evaluation of executive compensation and to approve the consultant’s fees and retention terms. As noted below, since November 2006, the Compensation Committee has retained Cook as its executive compensation consultant. Cook also advises the Nominating and Corporate Governance Committee regarding director compensation but does not provide any other services to the Company. The Company pays Cook’s fees. Additional information on the executive compensation services performed in 2012 by Cook is included in “Compensation Discussion and Analysis—Role of Committee Consultant” below.

Compensation Committee Interlocks and Insider Participation

During 2012, Messrs. Chu, Codey, Marino and Wambold and Dr. Kosecoff served as members of the Compensation Committee. None of the members of the Compensation Committee has been an officer or employee of the Company or any of its subsidiaries. See “Corporate Governance—Independence of Directors” above for a description of transactions, relationships or arrangements concerning Dr. Kosecoff and Mr. Marino.

Certain Relationships and Related Person Transactions

Under the Audit Committee charter, the Audit Committee has the responsibility to review and, if appropriate, approve conflicts of interest or potential conflicts of interest involving our senior financial executives and to act, or recommend Board action, on any other violations or potential violations of our Code of Conduct by executive officers. Under our Code of Conduct, the Board reviews any relationships or transactions that might constitute a conflict of interest for a director.

In 2007, the Board adopted its Related-Person Transactions Policy and Procedures. The current Related-Person Policy is in writing and is posted on the Company’s web site at www.sealedair.com. The Related-Person Policy provides for the review of all relationships and transactions in which the Company and any of its executive officers, directors and five-percent stockholders or their immediate family members are participants to determine whether to approve or ratify such relationships or transactions, as well as whether such relationships or transactions might affect a director’s independence or must be disclosed in our proxy statement. All such transactions or relationships are covered if the aggregate amount may exceed $120,000 in a calendar year and the person involved has a direct or indirect interest other than solely as a director or a less than 10 percent beneficial ownership interest in another entity. The Related-Person Policy includes a list of pre-approved relationships and transactions. Determinations whether to approve or ratify any other relationship or transaction are based on the terms of the transaction, the importance of the relationship or transaction to the Company, whether the relationship or transaction could impair the independence of a non-employee director, or whether the relationship or transaction would present an improper conflict of interest for any director or executive officer of the Company, among other factors. Information on relationships and transactions is requested in connection with annual questionnaires completed by each of our executive officers and directors.

The Nominating and Corporate Governance Committee has the responsibility to review and, if appropriate, approve or ratify all relationships and transactions covered under the Related-Person Policy, although the Board has delegated to the chair of the Nominating and Corporate Governance Committee and to the Chief Executive Officer of the Company the authority to approve or ratify specified transactions. For potential conflicts of interest involving an executive officer, the chair of the Nominating and Corporate Governance Committee and the chair of the Audit Committee can agree that only one of those Committees will address the matter. No director can participate in any discussion or approval of a relationship or transaction involving himself or herself (or one of his or her immediate family members).

Prior to joining the Company as its President, Chief Operating Officer and director, Mr. Peribere was an executive officer of The Dow Chemical Company. During 2012, the Company purchased resins and chemicals from Down Chemical in the amount of over $100 million, and during the same period Dow Chemical purchased protective packaging and hygiene products from the Company for approximately $1 million. The amounts paid to Dow Chemical are substantially less than 2% of Dow Chemical’s consolidated gross revenues. Mr. Peribere advised the Company that he did not have a direct or indirect material interest in any of these transactions or relationships, and these transactions were ratified or approved in accordance with the Related-Person Policy.

Other than transactions that are considered pre-approved under the Related-Person Policy, the transactions described above under “Corporate Governance—Independence of Directors” were ratified or approved in accordance with the Related-Person Policy.

Director Compensation

During 2012, annual compensation for our non-employee directors was comprised of the following components: annual or interim retainers paid at least 50% in shares of common stock, committee fees paid in cash, and other fees for special assignments or director education programs paid in cash. A director may defer payment of annual or interim retainers until retirement from the Board of Directors, as described below. Our non-employee directors also participate in our matching gift program, as noted below. The following table shows the total compensation for non-employee directors during 2012:

2012 DIRECTOR COMPENSATION TABLE

Director	Fees Earned or Paid in Cash[1] ($)	Stock Awards[2] ($)	All Other Compensation[3] ($)	Total ($)
Hank Brown*	$92,500	$79,999	$0	$172,499
Michael Chu	80,000	79,999	0	159,999
Lawrence R. Codey*	90,000	79,999	5,000	174,999
Patrick Duff	10,000	139,999	0	149,999
T. J. Dermot Dunphy	60,000	79,999	5,000	144,999
Jacqueline B. Kosecoff	77,500	79,999	0	157,499
Kenneth P. Manning	77,500	79,999	0	157,499
William J. Marino**	21,000	139,999	4,000	165,499
Richard L. Wambold	15,000	139,999	0	154,999
Jerry R. Whitaker	78,500	79,999	0	158,799

*	Chair of committee for all or part of 2012.

**	Mr. Marino was the Lead Director.

[1]	This column reports the amount of cash compensation paid in 2012.

[2]

The amounts shown in the Stock Awards column represent the aggregate grant date fair value of stock awards granted in the fiscal year ended December 31, 2012 in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718, Compensation—Stock Compensation, or FASB ASC Topic 718, for the stock portion of the annual retainers for 2012 under the 2002 Stock Plan for Non-Employee Directors, described below under “Board Retainers” and “Form and Payment of Retainers.” For additional information, refer to “Directors Stock Plan” in Note 19, “Stockholders’ Equity,” of Notes to our consolidated financial statements included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2012, as filed with the SEC. Messrs. Chu, Codey, Marino, Wambold and Whitaker received stock units under the Deferred Compensation Plan described below. All other directors listed in the table received shares of common stock. The number of shares or stock units paid as the equity portion of the annual retainer in 2012 was determined by dividing the amount of the annual retainer so paid ($80,000) by the closing price of a share of common stock on May 17, 2012, the date of the 2012 Annual Meeting, at which meeting all of the non-employee directors were elected, and rounding up to the nearest whole share. In addition, Messrs. Marino and Wambold elected to have the cash portion of their annual retainer paid in shares or stock units, with the number of shares or stock units similarly determined by dividing the amount of the annual retainer so paid ($60,000) by the closing price on May 17, 2012. All shares and stock units paid as all or part of annual retainers in 2012 are fully vested. Directors are credited with dividend equivalents on stock units, as described under “Deferred Compensation Plan” below, which are not included in the table above.

[3]

The amounts in this column represent fees received in connection with director education and special projects undertaken by a director during 2012, as well as matching gifts to educational institutions. Directors are permitted to participate in the Company’s matching gift program, whereby the Company will match gifts to educational institutions on a dollar for dollar basis to a maximum of $5,000 per participant in any calendar year, on the same basis as employees.

Director Compensation Processes

Our director compensation program is intended to enhance our ability to attract, retain and motivate non-employee directors of exceptional ability and to promote the common interest of directors and stockholders in enhancing the value of our common stock.

The Board reviews director compensation at least annually based on recommendations by the Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee has the sole authority to engage a consulting firm to evaluate director compensation and starting in late 2010 engaged Cook to assist in establishing director compensation. The Nominating and Corporate Governance Committee and the Board base their determinations on director compensation on recommendations from Cook as well as reviewing commercially available survey data related to general industry director compensation trends at companies of comparable size. Cook also serves as the independent consultant to the Organization and Compensation Committee on executive compensation.

Board Retainers

Under the 2002 Stock Plan for Non-Employee Directors, each member of the Board of Directors who is neither an officer nor an employee of the Company and who is elected at an annual meeting of stockholders receives an annual retainer for serving as a director. The Board sets the amount of the annual retainer prior to the Annual Meeting based on the recommendation of the Nominating and Corporate Governance Committee.

The 2002 Stock Plan gives the Board the flexibility to set annual retainers based on a fixed number of shares of common stock, a fixed amount of cash, or a combination of shares of common stock and cash.

A non-employee director who is elected other than at an annual meeting is entitled to an interim retainer on the date of election. The interim retainer is a pro rata portion of the annual retainer to reflect less than a full year of service.

Form and Payment of Retainers

We pay at least half of each retainer, whether annual or interim, in shares of common stock or deferred stock units and the remainder in cash, provided that each non-employee director can elect, prior to becoming entitled to the retainer, to receive the entire retainer in shares of common stock. For any portion of an annual or interim retainer denominated in cash but paid in shares of common stock, we calculate the number of shares of common stock to be issued by dividing the amount payable in shares of common stock by the fair market value per share. The fair market value per share is the closing price of the common stock on the Annual Meeting date or, if no sales occurred on that date, the closing price on the most recent prior day on which a sale occurred. The number of shares issued as all or part of an interim retainer is the amount of cash payable as shares of common stock divided by the fair market value per share on the date of the director’s election to the Board. If any calculation would result in a fractional share of common stock being issued, then we round the number of shares to be issued up to the nearest whole share.

We issue shares of common stock in payment of the portion of a retainer that is payable in shares of common stock to the non-employee director promptly after he or she becomes entitled to receive it. We pay the portion of an annual retainer payable in cash in a single payment shortly after the end of the calendar quarter during which the director is elected. We pay the portion of an interim retainer payable in cash shortly after the end of the calendar quarter in which the non-employee director is elected, except that if the non-employee director is elected between April 1 and the next annual meeting of stockholders, then we pay the cash portion of the interim retainer shortly after the non-employee director is elected.

Deferred Compensation Plan

The Sealed Air Corporation Deferred Compensation Plan for Directors permits a non-employee director to elect to defer all or part of the director’s annual retainer until the non-employee director retires from the Board. Each non-employee director has the opportunity to elect to defer the portion of the annual retainer payable in shares of common stock. If a non-employee director makes that election, he or she may also elect to defer the portion, if any, of the annual retainer payable in cash. We hold deferred shares of common stock as stock units in a stock account. Such stock units may not be transferred by a director. We do not issue these shares until we pay the non-employee director, normally after retirement from the Board, so the non-employee director cannot vote the stock units. We consider deferred shares, when issued, as issued under the 2002 Stock Plan for Non-Employee Directors. We credit deferred cash and dividend equivalents on stock units to an unfunded cash account that earns interest quarterly at the prime rate less 50 basis points until paid. During 2012, none of the non-employee directors who participated in the Deferred Compensation Plan for Directors received above market earnings on the cash or stock units credited to his or her account. The non-employee director can elect to receive the balances in his or her stock and cash accounts in a single payment during January of the year after retirement or in five annual installments starting during January of the year after retirement.

Restrictions on Transfer

A director may not sell, transfer or encumber shares of common stock issued under the 2002 Stock Plan for Non-Employee Directors while the director serves on the Board of Directors, except that a non-employee director may make gifts of shares issued under the 2002 Stock Plan to family members or to trusts or other forms of indirect ownership so long as the non-employee director would be deemed a beneficial owner of the shares with a direct or indirect pecuniary interest in the shares and would retain voting and investment control over the shares while the non-employee director remains a director of the Company. During this period, the director, or the director’s accounts under the Deferred Compensation Plan for Directors, if the director has elected to defer payment of the shares, is entitled to receive or be credited with any dividends or other distributions in respect of the shares. The director has voting rights in respect of the shares issued to the director under the 2002 Stock Plan. Since we hold deferred shares of common stock as stock units in a stock account, with no shares issued until payment is made to the non-employee director, directors cannot vote stock units representing deferred shares of common stock. The restrictions on the disposition of shares issued pursuant to the 2002 Stock Plan terminate upon the occurrence of specified events related to a change of control of the Company.

Other Fees and Arrangements

During 2012, non-employee directors who undertook special assignments at the request of the Board or of any Committee of the Board, or who attended a director education program, received a fee of $2,000 per day. All directors are entitled to reimbursement for expenses incurred in connection with Board service, including attending Board or Committee meetings. We pay these fees and reimbursements in cash; these payments are not eligible for deferral under the Deferred Compensation Plan for Directors described above. Additionally, directors are permitted to participate in our matching gift program, described in Note 3 to the 2012 Director Compensation Table above, on the same basis as employees.

2012 Director Compensation

In late 2010, the Nominating and Corporate Governance Committee engaged Cook to assist in developing a philosophy on director compensation, and each year since then Cook has benchmarked the Company’s director compensation against the peer companies used for executive compensation purposes, described under “Compensation Discussion and Analysis—Use of Peer Group Data” below. Based on Cook’s recommendation in early 2011, the Board decided that that non-employee director compensation should be generally within the median range for peer companies and meeting fees would be eliminated except in unusual situations.

In early 2012 the Nominating and Corporate Governance Committee recommended and the Board approved 2012 annual retainers in the amount of $80,000 payable in shares of common stock and $60,000 payable in cash (or in shares of common stock at the election of each director). The chair of the Audit Committee receives an annual fee of $25,000, and other members of the Audit Committee received annual fees of $10,000. The chair of the Nominating and Corporate Governance Committee received an annual fee of $15,000, and other members of the Nominating and Corporate Governance Committee received annual fees of $7,500. The chair of the Organization and Compensation Committee received an annual fee of $20,000, and other members of the Organization and Compensation Committee received annual fees of $10,000. Committee fees are paid in quarterly installments in cash.

In the first quarter of 2012, the Nominating and Corporate Governance Committee recommended and the Board approved that the lead director be paid an annual fee in the amount of $30,000 for serving in such role, or $25,000 if serving as lead director and as chair of one of the standing Committees at the same time. This fee is paid in quarterly installments in cash.

2013 Director Compensation

In early 2013, based on peer company data provided by Cook, the Nominating and Corporate Governance Committee determined that the Company’s annual retainers were significantly below the median range for peer companies and decided to increase annual retainers to within the median range by 2014. Thus the Nominating and Corporate Governance Committee recommended and the Board approved 2013 annual retainers in the amount of $90,000 payable in shares of common stock and $75,000 payable in cash (or in shares of common stock at the election of each director). No changes were made in any of the other fees payable to directors for 2013.

Director Stock Ownership Guidelines

In order to align the interests of directors and stockholders, we believe that our directors should have a significant financial stake in the Company. To further that goal, we adopted stock ownership guidelines for non-employee directors during 2006. The current stock ownership guidelines for non-employee directors, which are part of our Corporate Governance Guidelines, require that they hold shares of common stock and stock units under the Sealed Air Corporation Deferred Compensation Plan for Directors equal in aggregate value to five times the amount of the annual retainer payable in cash, or $300,000 for 2012 and $375,000 for 2013. As of March 18, 2013, all directors had met the guidelines for 2013 other than Messrs. Wambold and Whitaker, who were first elected as directors during 2012. Directors first elected after February 18, 2010 have five years following first election to achieve the guidelines. In the event of an increase in the amount of the annual retainer payable in cash, directors serving when the increase is approved by the Board have two years after such approval to achieve the increased guideline.

Election of Directors (Proposals 1-11)

At the Annual Meeting, the stockholders of the Company will elect the entire Board of Directors to serve for the ensuing year and until their successors are elected and qualified. During the first quarter of 2012, the Board of Directors increased the number of directors to eleven from nine and appointed Messrs. Wambold and Whitaker to fill the vacancies thus created. During the third quarter of 2012, the Board of Directors further increased the number of directors to twelve from eleven in connection with the appointment of Mr. Peribere as President, Chief Operating Officer and director. The Board of Directors has designated as nominees for election the eleven persons named below, all of whom currently serve as directors of the Company. On February 14, 2013, T.J. Dermot Dunphy informed the Company and the Nominating and Corporate Governance Committee that he will retire and not stand for re-election as a director at the Annual Meeting of Stockholders. In connection with Mr. Dunphy’s retirement, the number of directors will be decreased to eleven at the Annual Meeting.

Shares of common stock that are voted as recommended by the Board of Directors will be voted in favor of the election as directors of the nominees named below. If any nominee becomes unavailable for any reason or if a vacancy should occur before the election, which we do not anticipate, the shares represented by a duly completed proxy may be voted in favor of such other person as may be determined by the holder of the proxy.

Director Qualifications

Several years ago, the Nominating and Corporate Governance Committee of the Board adopted its “Qualifications for Nomination to the Board,” a copy of which is attached to this Proxy Statement as Annex C and posted on the Company’s web site at www.sealedair.com. The Qualifications provide that, in selecting directors, the Board should seek to achieve a mix of Board members that enhances the diversity of background, skills and experience on the Board, including with respect to age, gender, international background, ethnicity and specialized experience. Directors should have relevant expertise and experience and be able to offer advice and guidance to our Chief Executive Officer based on that expertise and experience. Also, a majority of directors should be independent under applicable listing standards, Board and Committee guidelines and applicable legislation. Each director is also expected to:

•	be of the highest ethical character and share the values of the Company as reflected in its Code of Conduct;

•	be highly accomplished in his or her field, with superior credentials and recognition;

•	have sound business judgment, be able to work effectively with others, have sufficient time to devote to the affairs of the Company, and be free from conflicts of interest; and

•	be independent of any particular constituency and be able to represent all stockholders of the Company.

The Board has determined that, as a whole, it must have the right mix of characteristics and skills and diversity to provide effective oversight of the Company. However, we do not have a formal policy concerning the diversity of the Board of Directors. Based on an evaluation of our business and the risks associated with the business, the Board believes that it should be comprised of persons with skills in areas such as:

•	knowledge of the industries in which we operate;

•	financial literacy;

•	management of complex businesses;

•	international business;

•	relevant technology and innovation;

•	financial markets;

•	manufacturing;

•	information technology;

•	sales and marketing;

•	legislative and governmental affairs;

•	legal and regulatory environment; and

•	strategic planning.

The Board conducts a self-assessment process every year and periodically reviews the diversity of skills and characteristics needed by the Board in its oversight of the Company, as well as the effectiveness of the diverse mix of skills and experience. As part of the review process, the Board considers the skill areas represented on the Board, those skill areas represented by directors expected to retire or leave the Board in the near future, and recommendations of directors regarding skills that could improve the ability of the Board to carry out its responsibilities.

Identifying and Evaluating Nominees for Directors

When the Board or the Nominating and Corporate Governance Committee has identified the need to add a new Board member with specific qualifications or to fill a vacancy on the Board, the chair of the Committee will initiate a search, seeking input from other directors and senior management, review any candidates that it has previously identified, and, if necessary, hire a search firm. The Committee will identify the initial list of candidates who satisfy the specific criteria, if any, and otherwise qualify for membership on the Board. At least one member of the Committee (preferably the chair) and our lead director and Chief Executive Officer will interview each qualified candidate; other directors will also interview the candidate if practicable. Based on a satisfactory outcome of those reviews, the Committee will make its recommendation on the candidate to the Board. Mr. Peribere was elected in connection with his appointment as President and Chief Operating Officer of the Company in the third quarter of 2012.

Our By-laws include a procedure that stockholders must follow in order to nominate a person for election as a director at an annual meeting of stockholders, other than a nomination submitted by a stockholder to the Nominating and Corporate Governance Committee under the policy and procedures described above under “Corporate Governance—Nominating and Corporate Governance Committee.” The By-laws require that timely notice of the nomination in proper written form including all required information be provided to the Secretary of the Company. A copy of our By-laws is posted on our web site at www.sealedair.com.

Information Concerning Nominees

The information appearing in the following table sets forth, for each nominee for election as a director:

•	The nominee’s business experience for at least the past five years.

•

The year in which the nominee first became a director of the Company or of the former Sealed Air Corporation. On March 31, 1998, the Company completed a multi-step transaction, one step of which was a combination of the Cryovac business with the former Sealed Air Corporation. The period of service before that date includes time during which each director served continuously as a director of the Company or of the former Sealed Air Corporation.

•	The nominee’s age as of the date of the Annual Meeting.

•	Directorships held by each nominee presently and at any time during the past five years at any public company or registered investment company.

•	The reasons that the Board concluded that the nominee should serve as our director, at the time we file our proxy statement, in light of our business and structure.

There are no family relationships among any of the Company’s directors or officers.

Nominees for Election as Directors

Hank Brown	Director since 1997 Audit Committee (Chair) Nominating and Corporate Governance Committee Age 73

Mr. Brown has served as Senior Counsel with the law firm of Brownstein Hyatt Farber Schreck since June 2008, where he is a member of the Government Relations and Natural Resources groups. Previously, Mr. Brown was President of the University of Colorado from August 2005 until March 2008. Prior to that service, he was President and Chief Executive Officer of The Daniels Fund, a charitable foundation, from July 2002 until August 2005. Mr. Brown is a director of Sensient Technologies Corporation. During the past five years, Mr. Brown was also a director of Guaranty Bancorp and Delta Petroleum Corporation. Previously, Mr. Brown served as a director of other public companies.

Mr. Brown has a bachelor of science degree in accounting as well as a law degree from the University of Colorado. He also has a master of laws degree in taxation from George Washington University. Additionally, he is a certified public accountant. Mr. Brown spent six years serving Colorado in the U.S. Senate, five consecutive terms in the U.S. House of Representatives representing Colorado’s 4th Congressional District and four years in the Colorado Senate. Mr. Brown was also President of the University of Northern Colorado and was a Vice President of Monfort of Colorado, a Fortune 500 company and a major meat packer and processor. Mr. Brown has extensive leadership experience gained as a U.S. Senator, president of two universities and the head of a foundation, all involving management of complex operations and contributing to strategic planning. He is knowledgeable about the meat processing business, which is important for an understanding of our Food & Beverage business segment. Mr. Brown has experience as a director of other public companies, which aids in the exchange of ideas and strategies. Mr. Brown’s background also enables him to guide the company in legislative and governmental affairs and in the legal and regulatory environment.

Michael Chu	Director since 2002 Audit Committee Organization and Compensation Committee Age 64

Mr. Chu is Managing Director and Co-Founder of IGNIA Fund, an investment firm based in Monterrey, Mexico, dedicated to investing in commercial enterprises serving low-income populations in Mexico, since July 2007. He is also Senior Advisor since June 2007 (previously Senior Partner and Managing Director from August 2000 to June 2007) and Founding Partner of Pegasus Capital, a private investment firm deploying equity capital in Latin America. Mr. Chu has been a Senior Lecturer on the faculty of the Harvard Business School since July 2003. Mr. Chu serves as a director of Arcos Dorados, a public company and the largest operator of McDonald’s restaurants in Latin America and the world’s largest McDonald’s franchisee.

Mr. Chu received his bachelor of arts degree from Dartmouth College and his masters of business administration with highest distinction from Harvard Business School. His experience includes serving as a management consultant with Boston Consulting Group, in senior management positions with U.S. corporations and as an executive and limited partner with Kohlberg Kravis Roberts & Co., a private equity firm. Additionally, he is director emeritus of ACCION International, a non-profit corporation dedicated to microfinance. Mr. Chu previously served as the President and Chief Executive Officer of ACCION International. He brings to the Board extensive international experience, particularly in the increasingly important region of Latin America, where Mr. Chu grew up. Mr. Chu has proven leadership capabilities and an entrepreneurial vision, as demonstrated by his roles with IGNIA and Pegasus Capital. He also has experience as a chief financial officer and extensive involvement in mergers and acquisitions.

Lawrence R. Codey	Director since 1993 Audit Committee Organization and Compensation Committee (Chair) Age 68

Mr. Codey is a retired President and Chief Operating Officer of Public Service Electric and Gas Company (PSE&G), a public utility. Currently, Mr. Codey serves as a director of New Jersey Resources Corporation, a natural gas holding company, where he is lead director and chairs the executive committee and also serves on the governance and audit committees. Further, he serves as a director of Horizon Blue Cross Blue Shield of New Jersey, a health insurance company, where he chairs the audit committee and is a member of the governance committee. Mr. Codey also serves on the board of United Water Resources, a subsidiary of Suez Environment, where he chairs the compensation committee of that subsidiary and is a member of the audit committee. Neither Horizon Blue Cross Blue Shield of New Jersey nor United Water Resources is a public company.

Mr. Codey received his bachelor of science degree from St. Peter’s College, a juris doctor degree from Seton Hall School of Law, and a masters in business administration from Rutgers University. In addition, he completed the Advanced Management program at Harvard University’s School of Business. Mr. Codey’s career at PSE&G started as a trial attorney and then as a Vice President in charge of preparation and presentation of utility rate proceedings before both federal and state regulatory bodies. Thereafter, Mr. Codey was in charge of the gas business unit and subsequently the electric business unit. Mr. Codey previously served on the Board of Directors of Public Service Enterprise Group, an energy holding company of which PSE&G was its largest subsidiary. Mr. Codey has served on numerous governmental and non-governmental boards and commissions, including the EPA Clean Air Act Advisory Committee under both President George W. Bush and President William J. Clinton. In addition to the knowledge gained from his experience as our director, Mr. Codey has a broad background of experience and education in the areas of executive management, general management, legal and regulatory matters, finance, accounting, human resource management, legislative and governmental affairs, environmental affairs, and operations. He has been accountable for the performance of large, complex, multi-disciplined organizations and brings that discipline to the Board. Mr. Codey also brings to the Board the experience of a director who has served in various leadership capacities across an array of companies involved in energy, utilities and government.

Patrick Duff	Director since 2010 Audit Committee Age 54

Mr. Duff is a general partner of Prospect Associates, a private investment firm. Previously, he served as a director of Hercules, Inc. While at Hercules, Mr. Duff was chairman of the audit committee and served on the corporate governance, nominating and ethics committee, emergency committee and finance committee.

Mr. Duff received his bachelor of science degree in accounting from Lehigh University and a masters of business administration degree from the Columbia Graduate School of Business. He taught security analysis at Columbia University from 1993 until 1999. Formerly, Mr. Duff was a senior managing director at Tiger Management Corp., an investment management firm, from 1989 through December 1993, where he was a member of the management committee. Prior to joining Tiger in 1989, Mr. Duff worked in asset management at Mitchell Hutchins and Capital Builders Advisory Services. He is a certified public accountant and a chartered financial analyst. Mr. Duff has an extensive knowledge of investing, asset management and financial markets gained from his experience with Tiger and with prior employers as well as through his teaching position at Columbia University. He brings a unique perspective to the Board as a stockholder and investor. In addition, he has accounting and financial expertise. He also has prior board experience, including service on a public company board.

William V. Hickey	Director since 1999 Age 68

Mr. Hickey has served as Chairman of Sealed Air since September 1, 2012. He also served as Chief Executive Officer of Sealed Air until retiring from that position as of March 1, 2013. Mr. Hickey previously served as the President and Chief Executive Officer of Sealed Air since March 2000. He is a director of Public Service Enterprise Group Incorporated, a public utility, and Sensient Technologies Corporation, a global manufacturer and marketer of colors, flavors and fragrances and other specialty chemicals.

Mr. Hickey received his bachelor of science degree in engineering from the United States Naval Academy and his masters of business administration from the Harvard Business School. He received a certificate in professional accounting from Northwestern University and is a certified public accountant. In addition to his work as a certified public accountant, Mr. Hickey was a financial executive at a public company prior to joining Sealed Air. At Sealed Air, prior to his current appointment, Mr. Hickey served in a variety of increasingly responsible executive positions, including Controller, Vice President & General Manager of the Cellu Products Division and Food Packaging Division, Chief Financial Officer, Executive Vice President and Chief Operating Officer. Mr. Hickey’s extensive knowledge of the Company, his understanding of the businesses we are in and seek to enter, and his expertise in financial matters, financial markets and strategic planning, combine to make him a key contributor to the Board.

Jacqueline B. Kosecoff	Director since 2005 Nominating and Corporate Governance Committee Organization and Compensation Committee Age 63

Dr. Kosecoff works in private equity to identify, select, mentor and manage health services and IT companies. She is a managing partner at Moriah Partners and a senior advisor to Warburg Pincus.

From 2002 to 2012, Dr. Kosecoff was a senior executive inside UnitedHealth Group-PacifiCare. Dr. Kosecoff joined UnitedHealth Group as part of its acquisition of PacifiCare Health Systems in 2005. At PacifiCare, Dr. Kosecoff served as Executive Vice President with responsibility for its specialty businesses, including its PBM, the Medicare Part D Drug Program, PacifiCare Behavioral Health, PacifiCare Dental & Vision, and Women’s Health Solutions. Upon joining United, Dr. Kosecoff took responsibility for the Medicare Part D business, pharmacy services for United’s senior, legacy PacifiCare and external PBM business, as well as the consumer health product division serving seniors. In 2007, Dr. Kosecoff was appointed CEO of Prescription Solutions (now known as OptumRx) with responsibility for United’s PBM, Specialty Pharmacy and Consumer Health Products, providing services as of 2011 to more than 13 million members with annual revenue of $18.5 billion. In 2011, Dr. Kosecoff was named Senior Advisor for Optum to identify and develop new growth and collaborative opportunities. Optum encompasses the health services businesses of UnitedHealth Group, consisting of OptumHealth, OptumInsight and OptumRx.

Dr. Kosecoff is a Director of athenahealth, Inc., a leading provider of cloud-based electronic health record practice management and care coordination services to medical groups and health systems, where she serves on the compensation and nominating & corporate governance committees; CareFusion Corporation, a global medical technology company where she services on the audit committee; and STERIS Corporation, a global leader in infection prevention, contamination control and surgical and critical care technologies, where she serves a chair of the compliance committee and is on the nominating & corporate governance committee. She also sits on the Advisory Board for SAP.

Dr. Kosecoff received a bachelor of arts degree from the University of California, Los Angeles. She received a master of science degree in applied mathematics from Brown University and a Ph.D. degree in research methods from the University of California, Los Angeles. Previously, she founded information technology and drug development businesses in the medical field. Dr. Kosecoff was also previously on the faculty on the Schools of Medicine and Public Health at the University of California, Los Angeles. She has served as a consultant to the World Health Organization’s Global Quality Assessment Programs, on the Institute of Medicine’s Board of Health Care Services, the RAND Graduate School’s Board of Governors, and the Board of Directors for ALARIS, City of Hope, the Alliance for Aging Research, and the Pharmaceutical Care Management Association. Dr. Kosecoff is a seasoned health care executive. Dr. Kosecoff brings to the Board her outstanding background as a business leader in the medical field. Sealed Air benefits from her experience in leading complex operations and in strategic planning. Additionally, Dr. Kosecoff brings an entrepreneurial direction to the Company.

Kenneth P. Manning	Director since 2002 Audit Committee Nominating and Corporate Governance Committee Age 71

Mr. Manning has been Chairman and Chief Executive Officer of Sensient Technologies Corporation, a global manufacturer and marketer of colors, flavors and fragrances and other specialty chemicals, since 1996. At Sensient, he was the architect of that company’s strategic moves overseas and the transformation of the company from a producer of yeast and other commodities into a producer of flavor, fragrance and colors for foods, beverages, cosmetics and pharmaceuticals. Sensient also manufactures color, ink and other specialty chemicals for inkjet inks, display imaging systems and other applications. Sensient now has 70 locations in more than 30 countries. Mr. Manning is also a director of Sensient. Previously, Mr. Manning was a director of Badger Meter, Inc., a manufacturer of flow measurement and control products. In all, Mr. Manning has been a director in five different public companies.

Mr. Manning received his bachelor of science degree in mechanical engineering from Rensselaer Polytechnic Institute and his master of business administration degree from American University in operations research. He also has honorary doctor’s degrees from Cardinal Stritch University and Marian University. Prior to joining Sensient, Mr. Manning worked for W. R. Grace, where he held various executive positions including: Assistant to the CEO, Vice President of Operations—European Division, President of the Educational Products Division, President of Real Estate Division, Vice President—Corporate Technical Group and President and CEO of the Ambrosia Chocolate Division. Mr. Manning retired from the United States Naval Reserve as an Aerospace Engineering Duty Officer with the rank of Rear Admiral. He served on active duty in the United States Navy from 1963 to 1967 and during his tenure in the Reserve, was the Commanding Officer of four different commands. His last assignment was Director of the Naval Reserve Air System Program. His military awards include the Legion of Merit. Mr. Manning is a member of the American Society of Mechanical Engineers and the American Chemical Society, Navy League, the United States Naval Institute, the Naval Reserve Association, and the National Maritime Historic Association. He is also a Knight of Malta. Mr. Manning has extensive executive experience in international business, specialty chemicals and the food and beverage industry, with 17 years as a CEO and an additional five years as a COO.

William J. Marino	Director since 2002 Lead Director since 2011 Nominating and Corporate Governance Committee (Chair) Organization and Compensation Committee Age 69

Mr. Marino is the retired Chairman, President and Chief Executive Officer of Horizon Blue Cross Blue Shield of New Jersey, the state’s largest health insurer, providing coverage for over 3.6 million people.

Mr. Marino joined Horizon BCBSNJ as Senior Vice President of Health Industry Services in January 1992, responsible for all aspects of Managed Care operations in New Jersey, as well as Market Research, Product Development, Provider Relations and Health Care Management. He became President and CEO in January 1994 and Chairman effective January 2010.

Since November 2010 Mr. Marino has served as a director of Sun Bancorp, Inc., where he chairs the nominating and corporate governance committee and is a member of the asset and liability committee. Mr. Marino is a director and chair of the compensation committee of Care Core National, a privately held company which provides care and utilization management services to its clients, primarily large insurers, and LCA Holdings, a privately held company which provides home health care services to a large population of individual patients via its customers in both the private and public sectors. Mr. Marino also serves as a director or trustee for numerous New Jersey-based cultural and community organizations.

Mr. Marino has over 40 years of experience in the health and employee benefits field, primarily in managed care, marketing and management. Before joining Horizon BCBSNJ, He was Vice President of Regional Group Operations for New York and Connecticut for the Prudential, capping a 23-year career with them.

Mr. Marino has extensive experience in the areas of management and strategic planning and board governance, as evidenced by his career at Horizon BCBSNJ. The breadth of his involvement in many corporate and community organizations has given him knowledge of corporate governance processes and practices and organizational structure optimization.

Mr. Marino is a recipient of the 1997 Ellis Island Medal of Honor. In 2007 he received The American Conference on Diversity’s Humanitarian of the Year Award. Mr. Marino graduated from St. Peter’s College in Jersey City with a Bachelor of Science degree in Economics.

Jerome A. Peribere	Director since 2012 Age 58

Mr. Peribere is the President and Chief Executive Officer of Sealed Air since March 1, 2013. Prior to such position, Mr. Peribere served as the President and Chief Operating Officer of Sealed Air and was elected to the Board in September 2012. Prior to joining the Company, Mr. Peribere worked at The Dow Chemical Company (“Dow”) from 1977 through August 2012. Mr. Peribere served in multiple managerial roles with Dow, most recently as Executive Vice President of Dow and President and Chief Executive Officer, Dow Advanced Materials, a unit of Dow, from 2010 through August 2012. Mr. Peribere currently serves as a board member of BMO Financial Corporation. Mr. Peribere graduated with a degree in business economics and finance from the Institut D’Etudes Politiques in Paris, France.

Mr. Peribere brings his extensive leadership, global operations, strategy and integration experience to the Board.

Richard L. Wambold	Director since 2012 Organization and Compensation Committee Age 61

Mr. Wambold joined the Board of the Company effective in March 2012. Mr. Wambold previously served as Chief Executive Officer of Reynolds/Pactiv Foodservice and Consumer Products, a global manufacturer and supplier of consumer food and beverage packaging and store products from November 2010 until January 2011 when he retired. Mr. Wambold was Chief Executive Officer of Pactiv from November 1999 until November 2010 and was Chairman of the Board from 2000 until November 2010. Mr. Wambold has been a private investor since January 2011. Mr. Wambold is also a director of Precision Castparts Corp. and Cooper Tire & Rubber Company.

Mr. Wambold holds a B.A. in Government and a masters of business administration from the University of Texas. Mr. Wambold’s education, board member experience, business management experience, including his service as a public company chairman and chief executive officer, and knowledge of the packaging industry qualify him to continue to serve as a member of the Board of Directors.

Jerry R. Whitaker	Director since 2012 Nominating and Corporate Governance Committee Age 62

Mr. Whitaker was elected to the Board of the Company in January 2012. Mr. Whitaker served as President of Power Components & Systems Group from 2004 through 2009 and as President of Electrical Sector-Americas, Eaton Corporation, a global manufacturer of highly engineered products, until his retirement in June 2011. Prior thereto, he served in various management positions at Eaton Corporation since 1994. Prior to joining Eaton Corporation, Mr. Whitaker spent 22 years with Westinghouse Electric Corp.

Mr. Whitaker received a Bachelor of Science degree from Syracuse University and a masters of business administration from George Washington University. He currently serves as a director of Crescent Electric Company, an independent distributor of electrical hardware and supplies, and Matthews International Corporation. Mr. Whitaker also serves on the Boards of the Carnegie Science Center, The Carnegie Museums of Pittsburgh, the American Middle East Institute and the Renewable Manufacturing Gateway. Mr. Whitaker’s experience and knowledge as an executive in global manufacturing industries are valuable resources to the Company.

The Board of Directors recommends a vote FOR the eleven nominees for election as directors.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our executive officers and directors and any persons owning ten percent or more of the common stock to file reports with the SEC to report their beneficial ownership of and transactions in our securities and to furnish the Company with copies of the reports.

Based solely upon a review of the Section 16(a) reports furnished to us, along with written representations from or on behalf of executive officers and directors that no other such reports were required during 2012, we believe that all required reports were timely filed during 2012, except that Carol P. Lowe, our Senior Vice President and Chief Financial Officer of the Company, did not timely file the report of the initial statement of beneficial ownership of securities due in connection with her commencing employment. Ms. Lowe did not own any shares of the Company at the time of such filing.

Voting Securities

The only voting securities of the Company are the outstanding shares of its common stock. As of the close of business on the record date, March 18, 2013, 195,779,811 shares of common stock were outstanding, each of which is entitled to one vote at the Annual Meeting. Only holders of record of common stock at the close of business on March 18, 2013 will be entitled to notice of and to vote at the Annual Meeting.

Beneficial Ownership Table

The following table sets forth the number of outstanding shares of common stock beneficially owned (as of the record date, or Schedule 13G or Schedule 13D date where indicated) and the percentage of the class beneficially owned (as of the record date):

•	by each person known to us to be the beneficial owner of more than five percent of the then outstanding shares of common stock;

•	directly or indirectly by each current director, nominee for election as a director, and named executive officer who is included in the 2012 Summary Compensation Table below; and

•	directly or indirectly by all directors and executive officers of the Company as a group.

The number of shares of our common stock owned by each person is determined under the rules of the SEC, and the information is not necessarily indicative of beneficial ownership for any other purpose. Under these rules, beneficial ownership includes any shares as to which the individual has sole or shared voting power or investment power and also any shares which the individual has the right to acquire within 60 days after March 18, 2013, or by May 17, 2013, through the conversion of a security or other right. Unless otherwise indicated, each person has sole investment and voting power, or shares such power with a family member, with respect to the shares set forth in the following table. The inclusion in this table of any shares deemed beneficially owned does not constitute an admission of beneficial ownership of those shares.

Beneficial Owner	Shares of Common Stock Beneficially Owned		Percentage of Outstanding Shares of Common Stock
Vanguard Group, Inc.[1]	11,297,720		6.0
100 Vanguard Blvd
Malvern, PA 19355
Hank Brown	31,956	[2]	*
Emile Z. Chammas	71,111	[5]	*
Tod S. Christie	87,142	[3,4,5]	*
Michael Chu	16,900	[2,3]	*
Lawrence R. Codey	35,692	[2,3]	*
Patrick Duff	88,655	[2]	*
T. J. Dermot Dunphy	832,294	[3]	*
William V. Hickey	1,354,933	[3,5]	*
Jacqueline B. Kosecoff	22,626	[2]	*
Carol P. Lowe	42,565	[5]
Kenneth P. Manning	101,160		*
William J. Marino	39,990	[2]	*
Jerome A. Peribere	50,565	[5]
Yagmur Sagnak	63,581
Richard L. Wambold	10,592	[2]	*
All directors and executive officers as a group (32 persons)	4,386,973	[6,7]	2.0

*	Less than 1%.

[1]

The ownership information set forth in the table is based on information contained in a Schedule 13G, dated February 12, 2013, filed with the SEC by The Vanguard Group, Inc., with respect to ownership of shares of common stock, which indicated that The Vanguard Group, Inc. had sole voting power with respect to 338,981 shares, sole dispositive power with respect to 10,974,351 shares and shared dispositive power with respect to 323,369 shares.

[2]

The number of shares of common stock listed in the table does not include 64,245 stock units held in the stock accounts of the non-employee directors under the Sealed Air Corporation Deferred Compensation Plan for Directors. Each stock unit represents one share of common stock. Holders of stock units cannot vote the shares represented by the units; see “Director Compensation—Deferred Compensation Plan” above. The stock units so held by non-employee directors are set forth below.

Hank Brown	1,324
Michael Chu	6,976
Lawrence R. Codey	25,727
Patrick Duff	2,500
Jacqueline B. Kosecoff	2,322
William J. Marino	41,866
Richard L. Wambold	8,610
Jerry R. Whitaker	4,920

Total	94,245

[3]

The number of shares of common stock listed for Mr. Chu includes 2,000 shares for which he shares voting and investment power with a family member. The number of shares of common stock listed for Mr. Codey includes 2,960 shares held in a trust relating to a deceased family member for which he has voting and investment power but disclaims beneficial ownership. The number of shares of common stock held by Mr. Dunphy includes 64,800 shares held by him as custodian for a family member and 10,000 shares held by a charitable foundation for which he shares voting and investment power. The number of shares of common stock listed for Mr. Hickey includes 3,000 shares for which he shares voting and investment power with a family member. The number of shares of common stock held by Mr. Christie includes 400 shares for which he shares voting and investment power with a family member.

[4]

This figure includes restricted stock units awarded to our executive officers who are retirement-eligible as stock leverage opportunity (SLO) awards. Under our Annual Incentive Plan, our executive officers have the opportunity to designate a portion of their annual bonus to be received as SLO awards under the 2005 Contingent Stock Plan. The numbers of such restricted stock units held by the named executive officers and by the directors and executive officers as a group who are retirement eligible are as follows.

Tod S. Christie	3,286
Directors and executive officers as a group	32,551

[5]

This figure includes shares of common stock held in our Profit-Sharing Plan trust fund with respect to which our executive officers individually and as a group may, by virtue of their participation in the plan, be deemed to be beneficial owners. As of March 18, 2013, approximately 4,066,304 common stock share equivalents were held in the trust fund under the plan, representing approximately 2]% of the outstanding shares of common stock. The approximate numbers of share equivalents held by the named executive officers and by the directors and executive officers as a group under the plan are set forth below.

Emile Z. Chammas	1,204
Tod S. Christie	6,541
William V. Hickey	35,816
Carol P. Lowe	565
Jerome A. Peribere	565
Directors and executive officers as a group	141,221

[6]

This figure includes shares of common stock held in the Company’s 401(k) Thrift Plan trust fund with respect to which our executive officers individually and as a group may, by virtue of their participation in the plan, be deemed to be beneficial owners. As of March 18, 2013, approximately 307,987 common stock share equivalents were held in the trust fund under the plan, representing approximately 0.2% of the outstanding shares of common stock. The approximate numbers of share equivalents held by the named executive officers and by the directors and executive officers as a group under the plan are set forth below.

Directors and executive officers as a group	9,148

[7]

This figure includes, without duplication, the outstanding shares of common stock and restricted stock units referred to in Notes 2 through 6 above held by our current directors and executive officers as well as 3,194 shares with respect to which executive officers who are not named in the above table share voting and investment power with family members.

The address of all persons listed above other than Vanguard Group, Inc., is c/o Sealed Air Corporation, 200 Riverfront Boulevard, Elmwood Park, New Jersey 07407.

Executive Compensation

Compensation Discussion and Analysis

Executive Summary

Business Highlights

Sealed Air underwent considerable transformation in 2012. Early in the year, the Company expanded the size of its Board of Directors to eleven members and added two new members, Richard Wambold and Jerry Whitaker. The Company hired a new Chief Financial Officer, Carol Lowe, replacing Tod Christie, our Treasurer, who also served as Interim Chief Financial Officer prior to Ms. Lowe’s appointment, in June 2012 and a new President and Chief Operating Officer, Jerome Peribere, in September 2012. Mr. Peribere assumed the role of Chief Executive Officer upon the retirement of Bill Hickey from that role in March 2013. We also appointed a new Vice President and Chief Human Resources Officer, Carole De Mayo, in December 2012, and a new Controller and Chief Accounting Officer, William Stiehl, effective as of January 1, 2013. Additionally, management streamlined its decision making with a new eight-member executive committee, replacing the historical sixteen-member leadership team. As a result of these personnel changes, our named executive officers for 2012 were Bill Hickey, Carol Lowe, Jerome Peribere, Emile Chammas, Yagmur Sagnak and Tod Christie. Throughout this Proxy Statement, these individuals are referred to as the “named executive officers” or “executive officers.”

Our business continued to grow in 2012 from organic sales improvement and from the acquisition of Diversey Holdings, Inc., on October 3, 2011. Additionally, we commercialized more than one dozen new products that drove new sales across multiple regions and divisions. Also, during the fourth quarter of 2012, we began to operate under three new business divisions for our segment reporting structure, which better aligns our organization to meet customer needs, maximizes profitable growth and enables us to focus on targeted growth opportunities and represents a productive way to manage our performance.

Executive Compensation Highlights

During 2012, the Compensation Committee took the following actions:

•

structured compensation opportunities for our named executive officers for 2012 similar to the design of our compensation program for 2011, with an emphasis on incentive-based compensation in the form of annual bonus opportunities under the Annual Incentive Plan and awards of long-term incentive compensation in the form of performance share unit awards;

•

established a special incentive award early in 2012 for our Chief Executive Officer, whereby his base salary was reduced by 85%, making a larger portion of his compensation at risk as incentive based compensation linked to performance of the Company in 2012;

•	established 2012 annual performance goals under the Annual Incentive Plan and under the Performance-Based Compensation Program. Additional information about these goals is discussed below;

•

established metrics and goals for the 2012-2014 three-year performance share unit awards, including total shareholder return as a new additional goal. Additional information about these goals is discussed below;

•	reviewed and considered the Company’s compensation risk and the related disclosure requirements; and

•

approved changes to the peer group for purposes of executive compensation comparison that more accurately reflect comparable companies following the acquisition of Diversey, as discussed further below.

The 2012 performance goals under the Annual Incentive Plan were evaluated by the Committee in early 2013 against the actual performance of the Company during 2012. Based on such review, the Compensation Committee determined that:

•

funding of the 2012 annual bonus pool for our executive officers and other participants in the Annual Incentive Plan would be significantly below 2012 target levels, because performance against one of our primary goals, consolidated adjusted EBITDA, was below target levels, and performance against our other primary goal, net debt reduction from operations, was below the threshold level; and

•	our Chief Executive Officer would receive no bonus award for 2012 as a result of this performance; and

•	our other named executive officers would receive bonus awards for 2012 ranging from about 68% to 118% of target based on individual performance results.

The Compensation Committee set three primary performance metrics for the 2012-2014 three-year performance share unit awards: growth of net trade sales, return on invested capital and total shareholder return relative to the peer group.

As we move forward, we continue to focus on the integration of Diversey, improving earnings performance and reducing our debt level. We believe that these accomplishments will drive measurable value for all of our stockholders. The Compensation Committee believes that our executive compensation program supports these efforts by linking compensation levels to measurable results aligned to these goals.

Compensation Philosophy and Objectives

Our executive compensation philosophy is to provide compensation in the forms and at levels that will permit us to retain and motivate our existing executives and to attract new executives with the skills and attributes that we need. The compensation program is intended to provide appropriate and balanced incentives toward achieving our annual and long-term strategic objectives, to support a performance-oriented environment based on the attainment of goals and objectives intended to benefit us and our stockholders and to create an alignment of interests between our executives and our stockholders. The compensation program is designed to establish an appropriate balance between short- and long-term strategic objectives, with a greater weight placed on rewarding the achievement of longer term objectives and financial performance of the Company.

The Compensation Committee is responsible for establishing and implementing our executive compensation philosophy and for ensuring that the total compensation paid to our executive officers and other executives is fair and competitive and motivates high performance.

Summary of Compensation Programs

Under our executive compensation program, the Compensation Committee establishes each principal element of compensation for our executive officers, comprising base salary, annual bonus targets and long-term incentive compensation targets, close to the median range based on data from peer companies, as discussed further below. As a result, both the level and the mix of the total compensation opportunity are intended to generally approximate the competitive median range. This design addresses one of our key goals: to ensure we provide competitive compensation opportunities so that we can attract and retain executives with the necessary skills to successfully manage a business of our size and scope.

Executive officers earn annual incentive and long-term incentive awards based on achievement of performance goals, which we establish to support our annual and longer-term financial and strategic goals. Because annual and long-term incentives make up a significant portion of each executive officer’s total compensation, the program has been designed to pay close to the median range when target goals are met, provide above-median pay when our target goals are exceeded, and provide below-median pay when target goals are not met. These incentive award opportunities address another of our key goals: to provide a performance-oriented environment where above-median compensation can be realized when performance goals are exceeded and below-median compensation will be paid when performance goals are not achieved.

“Say-on-Pay” Vote

The Compensation Committee and the Board considered the results of the “say-on-pay” vote at the Annual Meeting held on May 17, 2012, when 98% of the stockholders that voted favored approval of the compensation of our named executive officers. The Compensation Committee believes that this stockholder vote indicates strong support for our executive compensation program and considered the strong stockholder support in determining its 2013 compensation practices.

Role of Committee Consultant

Since 2007, Cook has advised the Compensation Committee on the selection of peer companies, provided the Compensation Committee with comparative industry trends and peer group data regarding salary, annual incentive and long-term incentive compensation levels for our executive officers and other key executives, and advised the Compensation Committee on recommended compensation levels for our management. During 2012, Cook assisted the Compensation Committee in selecting metrics and goals for the 2012 annual bonus program and for the 2012 three-year performance share unit awards. During 2012, Cook also advised the Compensation Committee on possible changes to the design of incentive compensation programs and on the risks posed by the Company’s incentive compensation programs. The Compensation Committee has assessed the independence of Cook pursuant to SEC rules and concluded that no conflict of interest exists that would prevent Cook from serving as an independent consultant to the Compensation Committee.

Role of CEO and Management in Compensation Decisions

The Compensation Committee often directs members of management to work with Cook to provide executive compensation information or recommendations to the Compensation Committee. However, the Compensation Committee has not delegated any of its authority to determine executive compensation programs, practices or other decisions to our management. As noted above, the current executive compensation program was developed and approved by the Compensation Committee with advice and support from Cook after consulting with the Chief Executive Officer and the Company’s compensation and legal professionals. The Chief Executive Officer and other executive officers and compensation professionals attend portions of meetings as requested by the Compensation Committee.

While Cook and the Compensation Committee recommended metrics for the 2012 annual bonus program and the 2012 long-term incentive program, the Chief Executive Officer and other members of our management also were consulted in developing the metrics and establishing the goals for the 2012 annual bonus program and the 2012 long-term incentive program, as well as for the Performance-Based Compensation Program for 2012. Such metrics and goals were approved by the Compensation Committee.

The Chief Executive Officer submits salary and bonus recommendations to the Compensation Committee for the other named executive officers as well as for the other executives whose compensation is set by the Compensation Committee. In addition, the Chief Executive Officer makes recommendations for equity awards for all employees to the Compensation Committee. Following a review of those recommendations with Cook, the Compensation Committee approves compensation decisions for our named executive officers. In making compensation decisions for named executive officers other than the Chief Executive Officer, the Compensation Committee relies on the Chief Executive Officer’s recommendations but makes independent adjustments and is not bound by those recommendations.

Use of Peer Group Data

Starting in early 2007, the Compensation Committee approved use of a peer group as a factor in setting executive compensation levels and in designing executive compensation programs. The peer group has been reviewed by the Compensation Committee annually since 2007. Following the Diversey transaction and the resulting change in the business and size of the Company, the Compensation Committee revised the peer group in the fourth quarter of 2011 to include companies primarily in the materials sector that are comparable to us based on sales, percentage of sales outside of the U.S., number of employees and market capitalization.

Company	Peer Group for 2012 Compensation
Agrium Inc.	✓
Air Products & Chemicals, Inc.	✓
Ashland Inc.	✓
Avery Dennison Corporation	✓
Ball Corporation	✓
Bemis Company, Inc.	✓
Celanese Corporation	✓
Crown Holdings, Inc.	✓
Eastman Chemical Company	✓
Ecolab Inc.	✓
Huntsman Corporation	✓
MeadWestvaco Corporation	✓
Monsanto Company	✓
The Mosaic Company	✓
Owens-Illinois, Inc.	✓
PPG Industries, Inc.	✓
Praxair, Inc.	✓
The Sherwin-Williams Company	✓
Sonoco Products Co.	✓

The Compensation Committee considers comparative executive compensation levels and practices based on information from the peer companies as well as other data provided by Cook related to general industry executive compensation trends.

In 2012, the Compensation Committee generally established each element of compensation for the named executive officers, comprising base salary, annual cash bonus targets and long-term incentive compensation targets, close to the median range for persons with comparable positions based on data from the peer companies. Since each element of compensation is mainly set by reference to levels at other companies, the Compensation Committee has not set any fixed relationship between the compensation of the Chief Executive Officer and that of any other named executive officer.

Elements of Executive Compensation

The main components of our executive compensation program for U.S. employees, including for our named executive officers, are set forth in the following table. A more detailed description is provided in the respective sections below.

Compensation Element	Description	Objective
Base Salary	Fixed cash compensation	Provides compensation for the executive to perform his/her job functions Assists with recruitment and retention
Annual Incentive

Paid in cash each year if performance metrics are achieved

Opportunity to participate in a bonus pool that is funded between zero and 200% of all target awards. Each target award is based on a percentage of base salary.

Metrics and goals are established at the beginning of each year and the payout is made based on performance

Officers may elect to receive a portion of their annual cash bonus in the form of stock leverage opportunities that are granted in the form of restricted stock or restricted stock units with a premium of 25% that vest at the end of three years

Intended to reward for driving superior operating and financial results over a one-year timeframe Creates a direct connection between business success and financial reward
Long-Term Incentives

Performance share units, typically with the opportunity to earn from 0% to 200% of target at the end of the three - year performance period

Occasional awards of restricted stock or restricted stock units that vest at the end of three years of service

Intended to reward achievement of longer term goals typically over a three year period. Creates a direct connection between the longer term business success and financial reward

Compensation Element	Description	Objective
Retirement Plans

Defined contribution plan for U.S. employees—Profit-Sharing Plan fully funded by the Company and 401(k) Thrift Plan with a partial Company matching contribution

Defined contribution pension plan for one of our named executive officers based outside the U.S.

Provides retirement income for participants Assists with recruitment and retention
Deferred Compensation Plans	None
Supplemental Executive Retirement Plan	None
Post-Employment Benefits	Severance for some of our named executive officers and change-in-control benefits with respect to certain outstanding equity awards. Our new Chief Executive Officer and certain legacy Diversey executives have post-employment benefits under the terms of their employment arrangements.	Assures the continuing performance of executives in the face of a possible termination of employment without cause following a change of control Assists with retention
Other Benefits	Health care and life insurance programs Limited perquisites	To be competitive with peer companies Assists with recruitment and retention

Salaries

We pay salaries because a fixed component of compensation is an important part of a competitive compensation package. The Compensation Committee establishes salary levels for executive officers primarily based on consideration of the median range for the peer companies, as well as reviews of broad-based surveys of compensation trends and practices at other industrial companies in the United States, while also considering country-specific guidelines for compensation increases and performance, which are more significant factors for those whose salary is within or near the median range.

In 2012, the Compensation Committee reduced Mr. Hickey’s base salary by 85%, shifting a larger portion of his compensation at risk as incentive based compensation linked to performance of the Company during 2012. See “Compensation of Chief Executive Officer” below. Mr. Christie’s salary increase was 18.3%, and Mr. Chammas’s salary increase was 3.1%. The salary increase for Mr. Sagnak was 7.0%, which was the budget increase for his home country of employment. The salary increase for Mr. Christie’s was larger relative to the other named executive officers to align him more closely with the median compensation range for his position as Treasurer of the Company. Mr. Peribere and Ms. Lowe joined the Company later in 2012, and their salaries were set at agreed-to levels to encourage their acceptance of our employment offers and to be consistent with the median compensation range of comparable positions with peer group companies.

Salary increases in 2013 were modest reflecting continuing caution about economic conditions in 2013 and a desire to keep costs, including compensation costs, under tight control. Ms. Lowe’s salary increase was 3.5%, Mr. Christie’s salary increase was 3.0%, Mr. Chammas’s salary increase was 4.0%, and Mr. Sagnak’s salary increase was 2.5%.

Annual Incentive Compensation

A significant portion of each executive officer’s total annual compensation opportunity is made in the form of a target bonus objective under the Annual Incentive Plan. The Annual Incentive Plan is intended to drive high performance results based on the achievement of our strategic goals, with emphasis on performance and alignment of the interests of our executive officers with our stockholders. The program provides the opportunity to earn a significantly higher annual bonus if target performance is exceeded but the risk of a significantly lower annual bonus, or even no bonus, if target performance is not achieved.

The Annual Incentive Plan is based on a Company-wide annual bonus pool, which is the sum of bonus targets for bonus-eligible employees for the year. Company goals are established early in the performance year by the Compensation Committee. After the end of the year, the Compensation Committee determines how much of the annual bonus pool will be funded based on achievement of Company goals. Achievement below the minimum threshold for performance goals results in no funding, and achievement above the maximum level results in the maximum funding. The funded bonus pool can be adjusted up or down 25% by the Compensation Committee at its discretion based on the quality of earnings or performance relative to the peer companies. A funded bonus pool of up to 25% of the annual bonus pool is available at the discretion of the Compensation Committee even if the Company-wide goals have not been achieved in order to reward exceptional business unit or individual performance. Once the funded bonus pool has been determined, then it is divided among divisions and support functions based on success against goals for each of those groups. Individual performance is considered in setting the amount of the funded bonus pool that is earned by individual employees, including each of the named executive officers.

2012 Cash Bonus and Stock Leverage Opportunity (SLO) Program.

Under the Annual Incentive Plan, our executive officers also have the opportunity each year to designate a portion of their annual bonus to be received as equity awards under the 2005 Contingent Stock Plan, called stock leverage opportunity (SLO) awards. The portion to be denominated in SLO awards, in increments of 25% of the annual bonus, may be given a premium to be determined by the Compensation Committee each year. The stock price used to calculate the number of shares that can be earned is the closing price on the first trading day of the performance year, thereby reflecting stock price changes during the performance year in the value of the SLO award. Once the amount of the annual bonus that has been earned has been determined for each executive officer following the end of the year, the cash portion is paid out shortly thereafter, and the SLO award is provided in the form of an award of restricted stock (RS) or restricted stock units (RSU) under the 2005 Contingent Stock Plan with a two-year restriction period.

The percentages of salary at which the target bonus objectives were established for 2012 were based on consideration of the median ranges established through peer group and general industry survey data on compensation trends and practices for each named executive officer. As noted previously, Mr. Hickey did not participate in the Annual Incentive Plan in 2012. In 2012, Ms. Lowe’s target bonus was set at $315,000 as part of her offer for employment, reflecting a partial year of service. Ms. Lowe also received a $200,000 signing bonus in connection with her commencement of employment. Mr. Christie’s target bonus was set at 37% of annual base salary. Mr. Christie also received a $100,000 bonus in connection with his service as Interim Chief Financial Officer. The target bonuses for the other named executive officers were set in the range of 50% to 110% of annual base salary, depending on the role and responsibilities of each officer.

For participants in the Performance-Based Compensation Program, 2012 goals established under that Program were also required to be met in order to receive a 2012 annual bonus; see “Compliance with Section 162(m) of the Internal Revenue Code; Performance-Based Compensation Program” below.

2012 Cash Bonus and SLO Targets.    Similar to prior years, the Compensation Committee set the SLO award premium at 25% and established the following annual bonus targets for the 2012 performance period. The SLO award target amounts noted below were calculated based on the proportion of the 2012 annual bonus target elected by each executive officer to be received in the form of an equity award after applying the 25% premium applicable to SLO awards and based on the closing price of $17.38 for a share of common stock on January 3, 2012.

2012 ANNUAL BONUS TARGETS

Name	2012 Annual Bonus Target	Percentage as SLO Award	SLO Award Target
William V. Hickey	N/A	N/A	N/A
Carol P. Lowe*	$315,000	N/A	N/A
Jerome A. Peribere**	1,045,000	N/A	N/A
Yagmur Sagnak‡	216,059	100%	15,549 shares
Emile Z. Chammas	253,800	100%	18,254 shares
Tod S. Christie***	112,000	50%	4,028 shares

*	Ms. Lowe joined the Company effective June 18, 2012 and accordingly, did not participate in the SLO program for 2012.

**	Mr. Peribere joined the Company effective September 1, 2012, and accordingly, did not participate in the SLO program 2012.

***	Mr. Christie served as Interim Chief Financial Officer until June 18, 2012.

‡	Mr. Sagnak’s annual bonus is converted from Turkish Lira; see Note 4 to the Summary Compensation Table below.

2012 Performance Goals and Achievements. The primary performance goals for 2012 under the Annual Incentive Plan were consolidated adjusted EBITDA and net debt reduction from operations. In order to ensure that achievement of consolidated adjusted EBITDA represents the performance of the core business, non-U.S. GAAP adjusted EBITDA is derived from our U.S. GAAP net earnings by adjusting for specific items approved by the Compensation Committee, including restructuring charges, acquisition related expenses, integration costs and other income/(expense) as included in our consolidated statements of operations. These goals were weighted at 70% for consolidated adjusted EBITDA and 30% for net debt reduction.

The Compensation Committee selected these two goals because it believes that achieving consistently high levels of consolidated adjusted EBITDA and the reduction of debt are in the long-term interest of our stockholders. The target levels for these goals were based on the Company’s goals and strategies following the acquisition of Diversey in 2011 and the subsequent related integration of the two companies.

The 2012 bonus pool was funded based upon the achievement of the two primary performance goals with the following payout formula and payments for achievements between these levels based on a pro rata calculation.

Consolidated Adjusted EBITDA (weighted 70%)

Percentage of Target Achieved	Consolidated Adjusted EBITDA Goal Achieved	Percentage of Bonus Pool to be Funded
<80	Less than $787.5 million	0%
80%	$787.5 million	50%
90%	$886.0 million	75%
100%	$984.4 million	100%
110%	$1,082.8 million	150%
120%	$1,181.3 million	200%

Net Debt Reduction from Operations (weighted 30%)

Percentage of Target Achieved	Net Debt Reduction Goal Achieved	Percentage of Bonus Pool to be Funded
Less than 90%	Less than $225.0 million	0%
90%	$225.0 million	50%
95%	$237.5 million	75%
100%	$250.0 million	100%
112%	$275.0 million	150%
123%	$300.0 million	200%

For 2012, we achieved above threshold but less than target performance for consolidated adjusted EBITDA at 85.3% achievement, but we did not achieve threshold performance for net debt reduction as there was only 71.3% achievement. Based on these results, the bonus pool funding would have been 44.3%. Consistent with the provisions of the Annual Incentive Plan, the Compensation Committee decided to use its discretion to increase the overall funding of the pool by 25%, therefore providing for an overall bonus pool funding of 69.3%. In using its discretion, the Compensation Committee noted the Company had exceeded its targets for synergy savings related to the Diversey transaction. The Compensation Committee avoided reliance solely on rigid formulaic designs and took into account both what was accomplished and how it was accomplished, when making the determination to increase the overall funding pool.

During the first quarter of 2013, the Compensation Committee approved the following 2012 bonus awards under the Annual Incentive Plan for the named executive officers:

ACTUAL 2012 BONUS AWARDS

Name	Total 2012 Bonus Award ($)	Percentage of Target	2012 Cash Bonus ($)	SLO Award (Shares)[1]
Mr. Hickey[2]	N/A	N/A	N/A	N/A
Ms. Lowe[3]	$315,000	100%	$315,000	0
Mr. Peribere	1,045,000	100%	1,045,000	0
Mr. Sagnak	224,593	103.95%	0	23,547
Mr. Chammas	299,002	117.81%	0	21,505
Mr. Christie	76,306	68.13%	38,153	2,745

[1]	These awards were granted in the form of restricted stock.

[2]

Under Mr. Hickey’s 2012 compensation arrangement, he did not participate in the annual incentive and long-term incentive programs applicable to the Company’s other executive officers. Instead, Mr. Hickey was granted a special award of performance share units with a target amount set at the number of performance share units equal to $5.4 million divided by the closing price of our common stock on the grant date.

[3]	The minimum bonus amount to be paid to Ms. Lowe’s 2012 was established in connection with her offer of employment to join Sealed Air.

The Compensation Committee further considered the following factors for the individual annual bonus awards for our named executive officers for 2012: the bonus awards for the named executive officers other than the Chief Executive Officer were based on achievement of less than the target performance for the overall corporate goals as well as the Committee’s assessment of individual performance, with input from Mr. Hickey and Mr. Peribere. The bonus award for Ms. Lowe, our Chief Financial Officer was $315,000, as agreed in her offer of employment and reflecting a partial year of service. The bonus award for Mr. Christie, our Treasurer who served as Interim Chief Financial Officer through June 18, 2012, which was 68.13% of his target bonus, reflects having met departmental performance goals. The bonus award for Mr. Chammas, which was 117.81% of his target bonus, reflects that he and the supply chain organization that he leads achieved or exceeded departmental performance goals, including Total Recordable Incident Rate of 1.0 or better. The bonus award for Mr. Sagnak, which was 103.95% of his target bonus, reflects that he and our AMAT (Asia, Middle East, Africa and Turkey) business that he leads achieved greater than budgeted new product sales and incurred lower than budgeted expenses. Mr. Hickey’s 2012 compensation is discussed below under “Compensation of Chief Executive Officer.”

During the first quarter of 2013, the Compensation Committee established 2013 annual bonus targets for the named executive officers and for other officers and key executives.

Long-Term Incentive Compensation

We granted four categories of long-term incentive compensation awards during 2012:

•

2012-2014 PSU Awards. Similar to past practice, the Company granted PSUs with a three-year performance period (2012-2014) to Messrs. Christie, Chammas and Sagnak, but not to Mr. Hickey. Mr. Peribere received awards of 2012-2014 PSUs in connection with his initial employment with the Company in September 2012.

•

Special PSU Award for Mr. Hickey. Mr. Hickey received a special PSU award for 2012 in lieu of a 2012-2014 PSU award, with a one year performance period (2012) and an additional time-vesting requirement through December 31, 2014.

•

New Hire PSU Awards for Mr. Peribere. In accordance with his employment agreement and as an inducement to encourage Mr. Peribere to accept our offer of employment, Mr. Peribere received two special PSU awards at his hire date focused on performance of our total shareholder return against selected peer companies over a four year period following his hire date.

•

New Hire RS Award for Mr. Peribere. In accordance with his employment agreement and to help compensate Mr. Peribere for reduced pension benefits as a result of his acceptance of our offer of employment, Mr. Peribere received a grant of time-based RS at his hire date vesting on the third anniversary of grant. His employment agreement contemplates a second such RS award in September 2013 if he remains employed with us through the next grant date.

The following discussion provides additional detail about each of these awards.

2012-2014 Long-Term Incentive Compensation Awards. The executive compensation program provides for annual awards of performance share units, or PSU awards, under the 2005 Contingent Stock Plan to the named executive officers and other executive officers and key executives. The program is intended to align compensation closely to our performance while giving the executive officers the opportunity for exceptional value if performance targets are exceeded and while continuing to encourage the retention of our executive officers.

The PSU awards provide for three-year performance periods with a targeted number of shares to be earned if performance during the period meets goals set during the first 90 days of the period. If performance is below defined threshold levels, then no units will be earned, and if performance exceeds defined maximum levels, then a maximum number of units (above the target number) will be earned.

During the first quarter of 2012, the Compensation Committee established three-year PSU award target levels for the performance period starting January 1, 2012 for the named executive officers, other than Mr. Hickey, who instead received a separately designed PSU award discussed below. We refer to these as the “2012-2014 PSUs.” The target award levels were based on a multiple of base salary divided by the closing price of our common stock on the date the awards were made, where the multiple of salary was set within the median range for long-term incentive compensation as a multiple of salary for executives with similar positions and responsibilities. Mr. Peribere was granted a 2012-2014 PSU award by the Compensation Committee in September 2012 as part of his employment agreement.

The Compensation Committee established three principal goals for the 2012-2014 PSU awards: (i) three-year average return on invested capital, weighted 50% (ii) three-year cumulative growth of net trade sales, weighted 25%; and (iii) total shareholder return relative to a peer group (often referred to as “relative TSR”), weighted 25%. The financial definitions for these goals are provided in more detail below. The Compensation Committee recognized that sustained three-year performance in sales growth and the effective use of invested capital should drive long-term value for our stockholders. The Compensation Committee selected relative TSR as a third metric to balance achievement of internal goals with performance against our peers in an easily measurable metric that directly demonstrates value creation for our stockholders. The results of each metric will determine the number of shares earned for that metric, based on that metric’s weighting. The total award will be the addition of the total number of shares earned for each of the three performance metrics.

Three-year average return on invested capital (ROIC) represents the three-year cumulative adjusted net operating profit after core tax (NOPAT) during the performance period divided by average invested capital for the three-year performance period. The core tax represents the effective tax rate after adjustment for permitted exclusions. Invested capital equals: Total debt + (plus) settlement liability and related accrued interest + (plus) total stockholders’ equity – /+ (less)/plus accumulated other comprehensive income/loss—(less) cash and cash equivalents. The three-year average ROIC is calculated as follows:

Cumulative Adjusted NOPAT for 2012 through 2014

Divided by

Average Quarter End Invested Capital from December 31, 2011 through December 31, 2014

That result divided by

Three (years)

The three-year average ROIC at threshold, target and maximum for the performance period (fiscal years 2012, 2013 and 2014), subject to permitted exclusions, are as follows:

2012 THREE-YEAR PSU:

ROIC PERFORMANCE GOAL

(weighted 50%)

	Three-Year Average ROIC	Percentage of Target Award Earned
	Under 7.2%	0%
Threshold:	7.2%	50%
Target:	9.0%	100%
Maximum:	10.8% and above	200%

Award levels based on three-year average ROIC between any two of these levels will be based on a pro rata calculation of the number of shares earned, except that no shares for this metric will be earned for three year average ROIC under 7.2%.

The threshold, target and maximum levels for ROIC were set following a review of historical levels of ROIC for us and for those of our peer companies for which comparable data was available.

In order to ensure that achievement represents the performance of the core business, the calculation of ROIC will exclude the effect of specified restructuring programs, the effects of specified acquisitions and dispositions, charges related to goodwill impairment, specified litigation-related costs, expenses related to capital market transactions, and the effect of any accounting changes implemented during the performance period.

Three-year cumulative growth of net trade sales measures growth of net trade sales during the three-year performance period of 2012 excluding the impact of foreign currency translation.

The three-year cumulative growth of net trade sales over base year 2011 at threshold, target and maximum for the performance period (fiscal years 2012, 2013 and 2014) are as follows:

2012 THREE-YEAR PSU:

GROWTH OF NET TRADE SALES PERFORMANCE GOAL

(weighted 25%)

	Three-Year Cumulative Growth over Base Year 2011	Percentage of Target Award Earned
	Under 6.4%	0%
Threshold:	6.4%	50%
Target:	12.8%	100%
Maximum:	19.2% and above	200%

Award levels based on three-year cumulative growth of net trade sales between any two of these levels will be based on a pro rata calculation of the number of shares earned, except that no shares for this metric will be earned for cumulative growth below 6.4%.

The threshold, target and maximum levels for three-year growth of net trade sales were based on a review of our 2011 reported net trade sales using 2011 reported exchange rates. The target range was based upon achieving a level above the 2011 growth of net trade sales.

Total Shareholder Return (TSR) represents the percent change in the share price from the beginning of the performance period to the end of the performance period and assumes immediate reinvestment of dividends when declared at the closing share price on the date declared. The beginning share price will be calculated as an average of 31 data points between the closing share price on January 3, 2012 and the closing share price within 15 trading days from January 3, 2012. The ending share price will be calculated as an average of 31 data points between the closing share price on December 31, 2014 and the closing share price within 15 trading days from December 31, 2014.

The performance of this metric will be assessed in comparison of the percentile rank to the approved peer group of companies. The lowest ranked company will be the 0% rank, the middle ranked company will be the 50th percentile rank and the top ranked company will be the 100th percentile rank. If a company is acquired or otherwise is no longer publicly traded and their share price no longer available, they will be excluded from the peer group.

The three year relative TSR percentile rank at threshold, target and maximum for the performance period are as follows:

2012 THREE-YEAR PSU;

RELATIVE TSR PERFORMANCE GOALS

(weighted 25%)

Achievement	TSR Percentile Rank	Percent of Target Earned
Below Threshold	Below 25th percentile	0%
Threshold	25th percentile	25%
Target	50th percentile	100%
Maximum	75th percentile	200%

Award levels based on three year relative TSR percentile rank between any two of these levels would be based on a pro-rata calculation of the number of shares earned, except that no shares for this metric will be earned for three year relative TSR percentile rank below 25th percentile.

If the threshold level is achieved for any of three principal goals, then the number of shares earned for each participant can be increased (if the additional goal set forth below is achieved) or decreased (if the additional goal set forth below is not achieved) by up to 10% of the target level at the discretion of the Compensation Committee. The additional goal is a 2014 safety result (Total Recordable Incident Rate) of 0.90 or better, excluding facilities acquired during the performance period.

The number of shares earned based on the three principal goals and, if applicable, the additional goal will be rounded up to the nearest whole share. The Compensation Committee has retained the discretion in extraordinary circumstances to reduce downward any award that would otherwise be payable.

New Hire PSU Awards for Mr. Peribere. As an inducement to accept our offer of employment, Mr. Peribere’s employment agreement includes two new hire PSU awards that are earned based on our total shareholder return (TSR) relative to our peer group over a four-year period from September 1, 2012 (his hire date) through August 31, 2016. The Compensation Committee believes that these awards will focus Mr. Peribere on the Company’s long-term, sustainable performance in alignment with the interests of our long-term stockholders. For each of these awards, the peer group and the manner for determining relative TSR results are the same as described above for the 2012-2014 PSUs.

Under the first award, there will be four separate tranches of 25,000 shares each (for a total of 100,000 shares) that become earned based on our relative TSR for the four consecutive 12-month performance periods ending on August 31 in each of 2013, 2014, 2015 and 2016. The shares for a tranche are earned if our relative TSR for the applicable 12-month performance period is at or above median of the peer group. Any shares that become earned based on TSR performance for a performance period will be vested and settled by delivery of shares on August 31, 2016 (or earlier in case of death or disability before that date), provided that any such shares will be forfeited if, following the performance period but before August 31, 2016, Mr. Peribere’s employment is terminated by the Company for cause or he breaches any of the covenants in his employment agreement. Such shares (to the extent earned based on TSR performance) are not forfeited for any other termination of employment after the applicable performance period. If Mr. Peribere’s employment terminates during one of the 12-month performance periods due to death or disability, he will vest in a pro rata portion of the shares for that tranche subject to TSR performance during that performance period, to be settled immediately following the determination of TSR performance. For any other termination of employment during one of the 12-month performance periods, Mr. Peribere will forfeit the shares for that tranche and the tranche for any remaining 12-month performance period commencing after that date.

The second award provides an opportunity to earn a significantly higher number of shares, but also requires additional stock price growth on an absolute basis. Under this award, Mr. Peribere will be eligible to receive up to an additional 250,000 shares based on cumulative TSR through August 31, 2016 and our stock price, as follows: (i) if cumulative TSR on August 31, 2016 is in the top 40% of peers and the stock price is at or above $30 per share on that date, an additional 150,000 shares will be earned; (ii) if cumulative TSR on August 31, 2016 is in the top 40% of peers and the stock price is at or above $35 per share on that date, an additional 200,000 shares will be earned; or (iii) if cumulative TSR on August 31, 2016 is in the top 33% of peers and the stock price is at or above $40 per share on that date, an additional 250,000 shares will be earned. This award is subject to our standard employment termination provisions. Under these provisions, if Mr. Peribere’s employment terminates for any reason other than death or disability before August 31, 2016, he will forfeit the award. In case of death or disability, he will be eligible to receive a pro rata portion of the award subject to the applicable performance requirements.

In addition, as part of his offer if employment, Mr. Peribere received a 2012-2014 PSU Award in the target amount of $2,000,000 (based on a $4,000,000 full year target prorated by 50%). The terms of the award are the same as described above for the other named executive officers.

New Hire RS Award for Mr. Peribere. By accepting our employment offer, Mr. Peribere stood to receive reduced pension benefits from his prior employer. As an inducement to accept our offer of employment and to help make up for those reduced pension benefits, Mr. Peribere’s employment agreement includes two new hire restricted stock (RS) awards. The first award, for 50,000 shares, was granted at the time of his hire date in 2012 and vests in full on the third anniversary of his hire date, provided he remains employed with us through that date. A second RS award, for 25,000 shares, will be granted later this year and will also vest in full on the third anniversary date. These awards will be subject to our standard employment termination provisions. Under these provisions, if Mr. Peribere’s employment terminates for any reason other than death or disability before the scheduled vesting date, he will forfeit the award. In case of death or disability, he will vest in full.

2013—2015 Long-Term Incentive Compensation Awards. During the first quarter of 2013, the Compensation Committee established three-year PSU award target levels for the performance period starting January 1, 2013 for the named executive officers and for other officers and key executives. The performance goals that were established were improvement of adjusted EBITDA margin weighted at 65% and relative TSR percentile rank weighted at 35%. The manner for determining relative TSR rank is the same as described for the 2012-2014 PSUs.

Compensation of Chief Executive Officer

Mr. Hickey received a special PSU award for 2012, rather than a 2012-2014 PSU award. In the first quarter of 2013, the Compensation Committee revised Mr. Hickey’s compensation to place a substantial portion of his compensation at risk by reducing his base salary to $100,000 in March 2012 and granting him most of his 2012 compensation as long-term incentive pay in the form of an equity award tied to the achievement of financial goals related to the success of the Diversey transaction. The Compensation Committee determined that Mr. Hickey would not participate in the annual incentive and long-term incentive programs applicable to the Company’s other executive officers. Instead, Mr. Hickey was granted a special award of performance share units. The target amount of Mr. Hickey’s award was set at the number of performance share units equal to $5.4 million divided by the closing price of our common stock on the grant date, rounded up to the next whole share.

The special PSU award for Mr. Hickey would be earned based on a combination of our 2012 financial performance and Mr. Hickey’s continued employment through scheduled vesting dates, subject to special retirement provisions tied to his compliance with post-employment covenants.

The Compensation Committee selected two financial performance measures for Mr. Hickey’s special PSUs: (i) consolidated adjusted EBITDA (as described above), weighted 70%; and (ii) net debt reduction, weighted 30%. The definitions of these measures are the same as for our 2012 annual cash bonus program described above. The range of performance for these two measures is as follows:

2012 Consolidated Adjusted EBITDA

(weighted 70%)

Percentage of Target Achievement	Consolidated Adjusted EBITDA Goal Achieved	Target Annual Incentive
Less than 90%	Less than $886.0 million	0%
90%	$886.0 million	25%
100%	$984.4 million	100%
110%	$1,082.8 million	150%
120% or more	$1,181.3 million	200%

2012 Net Debt Reduction from Operations

(weighted 30%)

Percentage of Target Achievement	2012 Net Debt Reduction from Operations Goal Achieved	Target Annual Incentive
Less than 90%	Less than $225.0 million	0%
90%	$225.0 million	25%
100%	$250.0 million	100%
110%	$275.0 million	150%
120%	$300.0 million	200%

In February 2013, the Compensation Committee determined that performance goals for Mr. Hickey were not met and therefore he did not earn any performance shares units for 2012 performance.

Savings, Retirement and Health and Welfare Programs

Our named executive officers participate in the retirement programs available generally to employees in the countries in which they work because we believe that participation in these programs and in the other health and welfare programs mentioned below is an important part of a competitive compensation package. In the United States, our named executive officers participate in two tax-qualified defined contribution retirement plans, the Profit-Sharing Plan of Sealed Air Corporation and the Sealed Air Corporation 401(k) Thrift Plan. As a result of participating in these broad-based retirement plans, our executive officers are eligible to receive Company-paid profit-sharing and matching contributions.

We do not offer any non-qualified excess or supplemental benefit plans or deferred compensation plans to our named executive officers in the U.S.

Mr. Sagnak participates in a local defined contribution retirement plan in Turkey.

All of our named executive officers participate in the health, life insurance, disability benefits and other welfare programs that are provided generally to employees in the countries in which they work.

Perquisites and Other Personal Benefits

Consistent with our performance-oriented environment, we provided limited perquisites to our named executive officers, as discussed below.

Employees in the United States, including United States-based executive officers, who have a Company-leased vehicle are permitted to purchase the vehicle at the end of the lease term or upon retirement, if earlier, at a discount from the fair market value of the vehicle. Employees who leave for any other reason are not generally eligible for this discount. Because we offer this benefit to generally all employees in the United States, our named executive officers are also eligible to receive this benefit. We believe these benefits provide for market competitive compensation practices.

Additionally, from time to time we provide relocation benefits or expatriate allowances to Company employees that relocate in connection with their employment with the Company or are required to work outside of the United States. In 2012, the Company provided relocation benefits or relocation allowances to the following named executive officers: Ms. Lowe and Mr. Peribere.

Ms. Lowe received relocation benefits consistent with our Company’s standard policies.

In connection with Mr. Peribere’s offer of employment in 2012 and as part of his negotiated employment agreement, the Company agreed to make a one-time payment to Mr. Peribere in the amount of approximately $40,000 for temporary living accommodations, utilities and additional storage costs related to his relocation to New Jersey. This payment was part of his negotiated employment agreement as an inducement to accept our offer of employment.

Mr. Sagnak, who is employed by one of our Turkish subsidiaries, received certain expat benefits relating to his working in Singapore, including a Company-leased vehicle and related expenses, a housing allowance, a cost of living salary adjustment, school expenses for his children, home leave, global medical, storage and tax gross-up and equalization benefits.

Employment, Severance and Change in Control Arrangements

Employment and Severance Arrangements. We do not generally enter into employment agreements or severance programs covering executive officers or other employees except in countries outside the U.S. where such agreements or programs are customary. However, in recent years, most exempt employees in the U.S. have been required to enter into a Non-Compete and Confidentiality Agreement with the Company at the time of hire. The Non-Compete and Confidentiality Agreement addresses the confidentiality of proprietary Company information and disclosure and assignment of inventions to the Company and includes a two-year post-employment non-compete obligation by the employee with payment to the employee of one to two months’ salary as severance pay if his or her employment is terminated by the Company other than for gross misconduct. Our named executive officers hired in recent years, Mr. Chammas and Ms. Lowe, signed Non-Compete and Confidentiality Agreements when they were hired.

The Company entered into an employment agreement, effective September 1, 2012, with Mr. Peribere. The employment agreement includes provisions regarding Mr. Peribere’s position and duties, compensation, post-employment covenants and other matters. The Company received guidance from Cook in the negotiation of the employment agreement with Mr. Peribere. The Compensation Committee believes that the terms of the employment agreement with Mr. Peribere are reasonable and were necessary to cause him to leave his prior employer and accept a significant leadership role with our Company. The key terms of the employment agreement are summarized as follows:

•

Under the agreement, Mr. Peribere became President and Chief Operating Officer effective September 1, 2012, and effective March 1, 2013, Mr. Peribere assumed the role of President and Chief Executive Officer.

•

The agreement has an initial term of four years that lasts until August 31, 2016 (the “Initial Term”), and then automatically renews for an additional year on each anniversary of the effective date, unless the Company or Mr. Peribere gives at least 90 days’ notice that the agreement will not be renewed.

•

The agreement provides that Mr. Peribere will receive an annual base salary of $950,000, subject to annual review and increase, and a target bonus of 110% of his base salary (with a maximum bonus of 200% of his target).

•	Upon his commencement of employment, Mr. Peribere received certain new-hire equity awards, which are discussed above.

•

During the Initial Term, if the Company terminates Mr. Peribere’s employment without “cause” (as defined in the agreement), the Company will provide Mr. Peribere with 90 days notice prior to termination and cash severance in the form of (1) a pro rata bonus for the year of termination, subject to actual performance during the year, to be paid when bonuses are normally paid, (2) one year of continued salary payments, and (3) his target annual bonus for the year of termination, paid in 12 monthly installments following termination.

•

Under the employment agreement, Mr. Peribere is subject to a covenant not to compete with the Company for 18 months following his termination of employment and other restrictive covenants in favor of the Company.

•

If Mr. Peribere retires from the Company at any time after completing the Initial Term, then any outstanding long-term incentive awards will continue to vest under their original vesting schedules without any pro rata adjustments for the period of service completed, but any performance conditions will continue to apply. This continued vesting is subject to Mr. Peribere’s continued compliance with the post-employment restrictive covenants in the agreement.

In connection with the acquisition of Diversey, the Company assumed an employment agreement with Mr. Sagnak, dated December 1, 2010. The employment agreement includes provisions regarding Mr. Sagnak’s position and duties, compensation, post-employment covenants and other matters. The initial term of the agreement ended on November 30, 2012, and extends automatically for one-year periods unless terminated by written notice at least 60 days in advance of the termination. This agreement was automatically extended in accordance with its terms at the end of the term. The base salary, annual incentive and long term incentives were set by the Compensation Committee as discussed above and set forth in the Summary Compensation Table below. If Mr. Sagnak is terminated without “cause” or resigns for “good reason” (each as defined in the agreement), he will be entitled to: (a) a continuation of his base salary for a period of two years, (b) a prorated bonus at the target level for the year in which he was terminated, (c) a bonus at the target level for year two year base salary continuation period and (c) a senior executive level outplacement program. Additionally, if Mr. Sagnak is terminated without cause or resigns for good reason, the Company will relocate him back to his home country. In the event that the Company does not extend Mr. Sagnak’s employment beyond the initial term or a renewal term, it will be considered a termination other than for cause.

Except for the arrangements described above, none of the named executive officers has an agreement or arrangement providing for severance payments following termination of employment.

Change in Control Arrangements.    Our only change in control arrangements are those in connection with our equity compensation awards. The 2005 Contingent Stock Plan provides that restricted stock or restricted stock unit awards made under the plan vest upon termination of employment within two years following a change in control as defined in the plan if such termination is by the Company without cause or by the participant for good reason (as such terms are defined in the plan). This provision avoids automatic triggering of the change in control provision merely due to the occurrence of a change in control event even if there were no adverse effect on the employment of executives and other employees holding unvested awards. These provisions also apply to SLO awards, which are made in the form of restricted stock or restricted stock unit awards.

The 2005 Contingent Stock Plan provides that a participant earns a pro rata portion of a PSU award if the participant’s employment is terminated by the Company without cause or by the participant for good reason within two years following a change in control. The earned amount is the greater of the target award level or the actual level of achievement as of the fiscal quarter preceding the change in control, and the pro rata portion is the percentage of the performance period that has elapsed prior to termination of employment.

Executive Officer Stock Ownership Guidelines

In order to align the interests of directors, executive officers and stockholders, we believe that our directors and executive officers should have a significant financial stake in the Company. To further that goal, we adopted stock ownership guidelines during 2006 for directors and for executive officers and other key executives, which has been subsequently been amended. The stock ownership guidelines for non-employee directors, which are part of our Corporate Governance Guidelines, are described above under “Director Compensation—Director Stock Ownership Guidelines.” The guidelines for our executive officers are as follows:

•

Executive officers are required to hold a multiple of their salary, where the multiple ranges from five for the Chief Executive Officer, to three for the Senior Vice Presidents and two for the other executive officers.

•

Share equivalents held in the Profit-Sharing Plan and the 401(k) Thrift Plan are included, but unvested awards under the 2005 Contingent Stock Plan are excluded. Executive officers have five years from the later of the adoption of the stock ownership guidelines or their appointment as executive officers to reach the guidelines.

•

Until the minimum stock ownership has been reached, executive officers are expected to retain all shares received as awards under the Company’s equity compensation programs after payment of applicable taxes.

•

Once the minimum stock ownership has been reached, executive officers are expected to retain half of any additional shares received as awards under our equity compensation programs (after payment of applicable taxes) until retirement.

•

The Compensation Committee can approve exceptions to the stock ownership guidelines for executive officers in the event of home purchase, higher education expenses, major illness, gifts or financial hardship.

As of March 18, 2013, all of our named executive officers, other than Mr. Peribere and Ms. Lowe who joined the Company during 2012 and Mr. Chammas who joined the Company in 2011, had met these guidelines.

Compliance with Section 162(m) of the Internal Revenue Code; Performance-Based Compensation Program

The Performance-Based Compensation Program of Sealed Air Corporation (the “Program”) was approved by our stockholders at the 2005 annual meeting with amendments approved by our stockholders at the 2008 annual meeting. The Program is subject to re-approval by our stockholders this year. See Proposal 13 below.

The objective of the Program is to permit the Compensation Committee to make awards of restricted stock and restricted stock units under our 2005 Contingent Stock Plan and to approve cash bonuses under our cash bonus arrangements that are subject to the attainment of pre-established objective performance goals. As a result, these awards and bonuses that are designed to that meet the requirements of Section 162(m) of the Internal Revenue Code and are thus intended to be fully deductible as performance-based compensation even if compensation exceeds the $1 million limit of Section 162(m). Under the current executive compensation program, the Compensation Committee intends to rely on the Program for deductibility of annual cash bonuses and SLO awards, as well as for any other grants of restricted stock or restricted stock units that may be awarded to participating executive officers. However, long-term incentive compensation awards are intended to be made primarily in the form of PSU awards under the 2005 Contingent Stock Plan, which awards once earned are intended to qualify as performance-based compensation under the provisions of the 2005 Contingent Stock Plan rather than under the Program.

2012 Performance-Based Compensation Program Goals and Achievements.    During the first ninety days of 2012, the Compensation Committee approved pre-established performance goals for Messrs. Chammas and Sagnak for 2012 cash bonuses that would be paid in 2013, for SLO awards to be made in connection with 2012 bonuses, and for stock awards that the Compensation Committee may make in 2013 under the 2005 Contingent Stock Plan. None of the other named executive officers participated in the program in 2012. The goals and the achievement levels required to allow the Compensation Committee to approve bonuses and awards up to the limit provided in the Program were as follows:

•	2012 diluted earnings per share (adjusted as described below) of at least $1.70 per share;

•

2012 operating expenses (as adjusted) at budgeted exchange rates (including selling, general, administrative and research and development expenses but excluding goodwill impairment charges) less than or equal to $2,177 million;

•	2012 net operating profit after tax (as adjusted) of at least $623 million;

•	2012 net income (as adjusted) above $301 million;

•	2012 operating profit (as adjusted) as a percentage of 2012 net sales at least 10.1%; or

•	2012 gross profit (as adjusted) as a percentage of 2012 net sales at least 32.7%.

Based on criteria established at the beginning of the performance period, the Compensation Committee adjusted the results on which performance achievements were based to eliminate the effects of specified items. The adjustments were intended to ensure that achievements represented the underlying performance of the core business. The categories of adjustments that were approved by the Compensation Committee related to restructuring and other related charges, acquisition related expenses charges related to goodwill impairment, specified litigation-related costs, expenses related to capital market transactions, and the effect of any accounting changes implemented during the performance period and the related tax adjustments for each of such items.

During the first quarter of 2013, the Compensation Committee certified achievement of two of the goals that had been established for calendar year 2012, adjusted operating expenses and gross margins. This permitted us to pay fully tax-deductible 2012 cash bonuses of up to $6,726,011 million to each of the participating executives and to make fully tax-deductible SLO awards and other stock awards under the 2005 Contingent Stock Plan during 2013 in the aggregate amount of up to approximately 384,124 shares to each of the participating executives. The Compensation Committee has the discretion to approve cash bonuses, SLO awards and other stock awards lower than these maximum levels, including the possibility of paying no 2012 cash bonuses and making no SLO or other stock awards to some or all of the executives during 2013. Since the objective of the Program is to ensure that these 2013 cash bonuses and stock awards are performance-based and thus tax-deductible, the amounts of 2012 cash bonuses and SLO awards were established at lower levels based on the processes and criteria discussed previously under “Annual Incentive Compensation.”

The Compensation Committee currently intends that its future awards of annual and long-term incentive compensation for our executive officers should qualify as performance-based compensation under Section 162(m) and thus should be fully tax-deductible by the Company, although exceptions may be made in special circumstances such as appointment or recruitment of an executive officer or as a result of a business combination or acquisition.

Recoupment Policy

The recoupment policy requires each executive officer to reimburse the Company for all or a portion of any annual or long-term incentive compensation paid to the executive officer based on achievement of financial results that were subsequently the subject of a restatement due to error or misconduct regardless of whether the executive officer was responsible for the error or misconduct so long as no payment or award or a lower payment or award would have been made to the officer based on the restated results. The Board of Directors will make the determination whether to seek recovery. The Recoupment Policy is part of our overall risk management practices to ensure that compensation programs do not encourage manipulation of financial results.

In addition, the policy provides that our Chief Executive Officer and Chief Financial Officer shall reimburse the Company for any compensation or profits from the sale of securities under Section 304 of the Sarbanes-Oxley Act of 2002. The policy has been incorporated into SLO and PSU award documents.

Timing of Award Grants

PSU awards made to the Company’s executive officers under the Company’s 2005 Contingent Stock Plan are made during the first 90 days of each year, either at the regularly-scheduled meeting of the Compensation Committee held in February of each year or at a special meeting held later but during the first 90 days of the year. In addition, SLO awards are made effective on a date set by the Compensation Committee in advance but no later than March 15 to those executive officers who have elected to receive a portion of their annual bonus as an SLO award. The date is selected based on when the Compensation Committee expects that all bonuses will be determined and to allow our staff sufficient time to assist executive officers to make required SEC filings for the SLO awards on a timely basis.

To the extent that other awards of restricted stock or restricted stock units may be made to executive officers, they are generally made at one of the regularly-scheduled meetings of the Compensation Committee. Awards are generally effective on the date of the meeting at which they were approved. However, when an award is to be made to an executive officer who is traveling or otherwise not available to make the required filing regarding such award with the SEC on a timely basis, then at the meeting the award is given an effective date after the date of the meeting so that the filing can be made on a timely basis. Dates for Compensation Committee meetings are usually set during the prior year, and the timing of meetings and awards is unrelated to the release of material non-public information.

Compensation Committee Report

The Organization and Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis with management. Based on its review and discussions with management, the members of the Committee recommended to our Board of Directors that the Compensation Discussion and Analysis be included in the Company’s 2013 Proxy Statement and incorporated by reference into the Company’s Annual Report on Form 10-K for 2012.

Organization and Compensation Committee

Lawrence R. Codey, Chair

Michael Chu

Jacqueline B. Kosecoff

William J. Marino

Richard L. Wambold

Board Oversight of Compensation Risks

We believe that risks arising from our compensation policies and practices for our employees are not reasonably likely to have a material adverse effect on the Company. In 2012 as in prior years, at the request of the Compensation Committee and with the assistance of Cook, we evaluated our incentive compensation plans relative to our enterprise risks and determined that there were no significant changes to the compensation risks identified below. We determined, taking into account advice from Cook, that there were no significant risk areas from a compensation risk perspective.

With respect to our executive compensation programs, a number of risk mitigation features were in place in 2012, including the following:

•

The primary metric for the Annual Incentive Plan focused on earnings (consolidated adjusted EBITDA and net debt reduction), and the Compensation Committee had discretion to adjust bonus pool funding and individual award payouts.

•

The principal long-term incentive program for executives is PSU awards that vest based on achievement of measurable financial three-year goals balanced by relative stock return performance. No stock options are used.

•	The Compensation Committee has discretion in extraordinary circumstances to reduce long-term incentive (PSU) awards below the amount otherwise earned.

•	Pay leverage is reasonable and generally does not exceed 200% of target.

•	The recoupment policy that applies to executive officers and other key executives discourages excessive risk taking and manipulation of financial results.

•	Our stock ownership guidelines require executives to hold at least a portion of vested equity awards during employment, thus discouraging excessive risk taking.

•	Different metrics are used for annual and long-term incentive plans for executives, thus not placing too much emphasis on a single metric.

2012 Summary Compensation Table

The following table includes information concerning 2012 compensation for our Chief Executive Officer, our Chief Financial Officer, our Treasurer, who also served as our Interim Chief Financial Officer during part of 2012, and our three other most highly compensated executive officers during 2012 who served as such at the end of the year. The positions shown are those held at the end of 2012.

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards[1] ($)	Non-Equity Incentive Plan Compensation[2]	All Other Compensation[3] ($)	Total ($)
William V. Hickey Chairman and Chief Executive Officer	2012	195,833		5,400,000	0	20,200	5,616,033
	2011	675,000		4,993,758	0	46,141	5,714,900
	2010	670,833		4,218,763	0	50,486	4,940,082
Jerome A. Peribere President and Chief Operating Officer	2012	316,667		4,257,695	1,045,000	123,832	5,743,194
Carol P. Lowe Senior Vice President and Chief Financial Officer	2012	284,375	250,000	633,360	315,000	69,816	1,552,551
Yagmur I. Sagnak[4] Vice President	2012	428,666		1,123,226	0	619,350	2,171,242
Emile Z. Chammas Senior Vice President	2012	420,833		949,324	0	30,106	1,400,263
	2011	408,333		840,528	0	70,602	1,319,463
Tod S. Christie	2012	292,250	100,000	670,467	38,153	39,859	1,130,729
Treasurer and Former Interim Chief Financial Officer	2011	252,667		201,388	9,813	38,053	501,921

[1]

The Stock Awards column shows the value of equity awards granted during the year indicated. The amounts do not correspond to the actual amounts that may be earned by the named executive officers. Equity awards granted during each year may include: (i) awards of restricted stock (RS) under the 2005 Contingent Stock Plan, (ii) SLO awards under the Annual Incentive Plan, and (iii) PSU awards granted under the 2005 Contingent Stock Plan. RS awards are valued at the grant date fair value computed in accordance with FASB ASC Topic 718. SLO awards are valued at the fair value at the service inception date based on the percentage of the target bonus to be paid as an SLO award, increased by the 25% premium, using the closing price of our common stock on the first trading day of the calendar year, where the service inception date is the beginning of the calendar year. PSU awards are valued based on the grant date fair value on the date on which the PSU award was granted by the Compensation Committee. In valuing the SLO awards and PSU awards, we assumed the probable achievement of the target levels for the primary performance goals. Pursuant to SEC rules, the amounts shown exclude the impact of estimated forfeitures. For the portion of PSU awards earned based on relative TSR (excluding Mr. Peribere’s two new hire PSU awards granted in 2012), the grant date fair value is based on a Monte Carlo simulation that determines the likely payout of the award (which was $23.40 per share for the PSUs granted on March 27, 2012, and $12.57 per share for the PSUs granted on September 1, 2012). The grant date fair value of the first new hire PSU award for Mr. Peribere was $9.09 for the first tranche of 25,000 shares, $8.82 for the second tranche of 25,000 shares, $8.73 for the third tranche of 25,000 shares and $9.43 for the fourth tranche of 25,000 shares. The grant date fair value of the second new hire PSU award for Mr. Peribere was $3.51. For additional assumptions made in valuing these awards and other information, see Note 19, “Stockholders’ Equity,” of Notes to our consolidated financial statements included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2012. For the PSU awards made in 2012 (excluding Mr. Peribere’s two new hire PSU awards), the value of the awards as of the grant date assuming that the highest level of performance conditions would be achieved (which is 200% of target), are as follows:

2012 Maximum PSU Award
Mr. Hickey	$10,800,013
Mr. Peribere	3,440,455
Ms. Lowe	n/a
Mr. Sagnak	1,427,958
Mr. Chammas	1,151,134
Mr. Christie	439,632

With respect to Mr. Hickey’s award in the table, the Compensation Committee determined that the performance goals for his PSU award were not met and therefore he did not receive any shares under the award. Also, the value shown for Mr. Peribere’s award does not reflect the cap on the number of shares of common stock that could be issued of two-tenths of 1% (0.2%) of the issued and outstanding shares of common stock on January 1 of the year of issuance as described in Note 3 to the Grants of Plan-Based Awards in 2012 table below. For the other named executive officers, the values in the table do not include the potential 10% increase that could be earned if the additional performance goals are achieved; see “Compensation Discussion and Analysis—2012-2014 Long-Term Incentive Compensation Awards.” See the Grants of Plan-Based Awards in 2012 and the Outstanding Equity Awards at 2012 Fiscal Year-End tables below for additional information on awards made in 2012, as well as information on outstanding awards for prior year. For purposes of illustration, in 2012, the maximum number of shares that could be issued to a participant with respect to a PSU award would be approximately 384,124 shares.

[2]

The amounts in the Non-Equity Incentive Compensation column for 2012 reflect the cash portion of annual bonuses earned by the named executive officers for 2012. All named executive officers except Messrs. Hickey and Peribere and Ms. Lowe also received SLO awards as all or part of their annual bonuses for 2012. The values of the SLO award portion of annual bonuses at the service inception date are included in the Stock Awards column. For further discussion regarding annual bonus awards in 2012, see “Compensation Discussion and Analysis—2012 Cash Bonus and Stock Leverage Opportunity (SLO) Program” above.

[3]	The amounts shown in the All Other Compensation column for 2012 are attributable to the following:

	Mr. Hickey	Mr. Peribere		Ms. Lowe		Mr. Christie	Mr. Chammas	Mr. Sagnak
Personal use of Company-leased car*	$0	$0		$4,051		$15,136	$11,856	$64,578
Company contribution to Profit-Sharing Plan	9,792	12,500		12,500		12,500	12,500	0
Company matching contributions to 401(k) Thrift Plan or Local DC Plan	10,183	2,108		0		11,998	5,750	36,700
Health club reimbursement	225	0		0		225	0	0
Relocation Tax Benefits	0	109,224	**	53,265	**	0	0	0
Expatriate Allowances***	0	0		0		0	0	477,592
Tax Gross Up								40,480
Total	$20,200	$123,832		$69,816		$39,859	$30,106	619,350

*	The amounts shown for the cost to the Company for each of the Company-leased cars include the costs of the lease, maintenance, fuel and insurance coverage.

**	Includes tax gross-up of $32,611 for Mr. Peribere and $8,178 for Ms. Lowe.

***	Expatriate Allowances include the following: Cost of Living Differential, Children’s Education, Home Leave Trip(s), Housing, Storage and Utilities Allowance.

[4]

For Mr. Sagnak, all amounts in the Summary Compensation Table other than the amounts in the Stock Award column, as well as all dollar amounts of compensation noted elsewhere in this proxy statement for Mr. Sagnak, except for the value of shares of common stock and equity awards, represent data converted from Turkish Lira. For 2012, compensation was converted at the average exchange rate during 2012 of .55343 dollars per Turkish Lira.

Grant of Plan-Based Awards in 2012

The following table sets forth additional information concerning stock awards granted during 2012 under the 2005 Contingent Stock Plan and the cash and SLO portions of the annual bonus targets for 2012 performance under the Company’s Annual Incentive Plan.

			Estimated Possible Payouts Under Non-Equity Incentive Plan Awards[2]	Estimated Future Payouts Under Equity Incentive Plan Awards[3]			All Other Stock Awards: Number of Shares of Common Stock	Grant Date Fair Value of Stock Awards[4] ($)
Name	Type of Award[1]	Grant Date	Target ($)	Threshold (#)	Target (#)	Maximum (#)
Mr. Hickey	12PSU#1	3/27/2012		68,458	273,834	547,668		5,400,000
Mr. Peribere	Cash		$1,045,000
	12PSU3	9/1/12		24,090	140,155	280,310		1,940,445
	12PSU#2	9/1/12		25,000	N/A	100,000		901,750
	12PSU#3	9/1/12		150,000	200,000	250,000		702,000
	RS	9/1/12					50,000	713,500
Ms. Lowe	Cash		$393,750
	RS	7/12/12					42,000	633,360
Mr. Sagnak	12SLO	2/16/12			23,547			409,247
	12PSU3	3/27/12		17,296	34,592	69,184		713,979
Mr. Chammas	12SLO	2/16/12			21,505			373,757
	12PSU3	3/27/12		13,943	27,886	55,772		575,567
Mr. Christie	Cash	2/16/12	$56,000
	12 SLO	2/16/12			2,745			47,708
	12PSU3	3/27/12		5,325	10,650	21,300		219,816
	RS	2/16/12					5,000	102,950
	RS	4/19/12					15,690	299,993

[1]	Type of award:

Cash = cash portion of 2012 annual bonus

12SLO = SLO award portion of 2012 annual bonus

12PSU#1 = The special PSUs granted to Mr. Hickey in 2012 as described above under “Compensation Discussion and Analysis—Compensation of Chief Executive Officer.”

12PSU#2 = The first PSU award granted to Mr. Peribere as described above under “Compensation Discussion and Analysis—New Hire PSU Awards for Mr. Peribere.”

12PSU#3 = The second PSU award granted to Mr. Peribere as described above under “Compensation Discussion and Analysis—New Hire PSU Awards for Mr. Peribere.”

12PSU3 = three-year PSU award for the performance period beginning January 1, 2012.

RS = Restricted Stock

[2]

This column shows the target awards established in early 2012 for the cash portion of 2012 annual bonuses for each of the named executive officers under the Company’s Annual Incentive Plan. While the overall funded bonus sub-pool applicable to the named executive officers has a 25% of target threshold level and a 200% of target maximum funding limit, individual bonus awards can vary as long as the total of all bonus awards is within the overall funded sub-pool. Actual payouts for 2012 are shown in the Non-Equity Incentive Plan Compensation column of the 2012 Summary Compensation Table.

[3]

These columns show target awards established in early 2012 for the SLO portion of 2012 annual bonuses for each of the named executive officers under the Company’s Annual Incentive Plan, as well as the threshold, target and maximum awards for PSU awards granted in 2012 for each of the named executive officers under the 2005 Contingent Stock Plan. The maximum number of shares that can be issued to any participant in any calendar year with respect to a PSU award is two-tenths of 1% (0.2%) of the outstanding shares on January 1 of that calendar year. That restriction may limit the maximum number of shares that can be issued to Mr. Peribere on account of the PSU awards shown in the table. For purposes of illustration, in 2012, the maximum number of shares that could be issued to a participant with respect to a performance share unit award would be approximately 384,124 shares. Shares, to the extent earned, will be issued in 2015 for the PSU awards.

2012-14 PSU awards: The threshold number of shares for PSU awards is 50% of the target number of shares, and the maximum number of shares for such awards is 200% of the target number of shares. The maximum awards shown for the PSU awards do not include the potential 10% increase that could be earned if the additional performance goal is achieved; see “Compensation Discussion and Analysis—2012-2014 Long Term Incentive Compensation Awards.”

New Hire PSU Awards for Mr. Peribere: For the first of Mr. Peribere’s two new hire PSU awards, the threshold number of shares is 25,000 shares and the maximum number of shares is 100,000. There is no separate target below the maximum payout. For Mr. Peribere’s second new hire PSU awards, the threshold is 150,000 shares, the target is 200,000 shares, and the maximum is 250,000 shares. Mr. Peribere’s new hire PSU awards are described in more detail above under “Compensation Discussion and Analysis—New Hire PSU Awards for Mr. Peribere.”

Special PSU award granted to Mr. Hickey: Mr. Hickey’s PSU award for 2012 is weighted between two performance measures: consolidated adjusted EBITDA (weighted 70%) and net debt reduction (weighted 30%). For both performance measures, the award is funded at 25% of the target at threshold performance and 100% of target at target performance. The maximum payout is 200% for the consolidated adjusted EBITDA measure and 200% for the new debt reduction measure. Mr. Hickey’s special PSU award is described in more detail above under “Compensation Discussion and Analysis—Compensation of Chief Executive Officer.”

[4]

This column shows the fair value on the grant date or service inception date of the equity awards shown in the table computed in accordance with FASB ASC Topic 718. The manner in which grant date fair value was determined for awards granted in 2012 is discussed above in Note 1 to the Summary Compensation Table.

Description of Annual and Long-Term Incentive Awards in the 2012 Summary Compensation Table and the Grants of Plan-Based Awards in 2012 Table

Annual Incentive Plan: Cash Bonuses and SLO Awards.    Each of the named executive officers has a target bonus that is established by the Compensation Committee during the first quarter of the year (or at the time of hire in the case of Ms. Lowe and Mr. Peribere). Also, each of the named executive officers has the opportunity at a time determined by the Compensation Committee (usually prior to the start of the performance year) to designate a portion of his or her annual bonus to be received as an equity award under the 2005 Contingent Stock Plan, called a stock leverage opportunity (SLO) award. The portion to be denominated as SLO awards, in increments of 25% of the annual bonus, may be given a premium to be determined by the Compensation Committee each year. The stock price used to calculate the number of shares that can be earned is the closing price on the first trading day of the performance year, thereby reflecting stock price changes during the performance year in the value of the SLO award.

Once the amount of the annual bonus that has been earned has been determined for each named executive officer following the end of the year, the cash portion is paid out shortly thereafter, and the SLO award is provided in the form of an award of restricted stock or restricted stock units under the 2005 Contingent Stock Plan that vest on the second anniversary of the grant date, or earlier in the event of death, disability or retirement from employment with the Company. The shares subject to the award are not transferable by the recipient until the earlier of vesting or the second anniversary of the grant date. The award is granted on a date determined by the Compensation Committee, but no later than the March 15 following the end of the performance year. Retirement for the purpose of SLO awards and the PSU awards described below means termination of employment after five or more years of employment and with years of employment plus age equal to 70 or more, except termination for cause. If the recipient ceases to be employed by the Company prior to vesting, then the shares are forfeited, except for certain circumstances following a change in control. Each SLO award is made in the form of restricted stock unless the award would be taxable to the recipient prior to the shares becoming transferable by the recipient, in which case the SLO award is made in the form of restricted stock units. Recipients who hold SLO awards in the form of restricted stock receive dividends and have the right to vote the shares of restricted stock. Recipients who hold SLO awards in the form of restricted stock units have no voting rights until shares are issued to them but do receive a cash payment in the amount of the dividends (without interest) on the shares they have earned at about the same time that shares are issued to them following the period of restriction.

Performance Share Unit Awards.    PSU awards, which are awarded under the 2005 Contingent Stock Plan, provide for a minimum one-year performance period with a targeted number of shares to be earned if performance during the period meets goals set by the Compensation Committee during the first 90 days of the period. If performance is below defined threshold levels, then no units will be earned, and if performance exceeds defined maximum levels, then a maximum number of units (above the target number) will be earned. PSU awards are not transferable by the participant until the end of the performance period and certification by the Compensation Committee with respect to each performance measure used for the award. If a participant terminates employment during the performance period due to death, disability or retirement, then the participant (or his or her estate) will receive a pro rata payout following the end of the performance period based on the portion of the performance period during which the participant was employed and based on the number of units that would have been earned by the participant if he or she had remained employed for the entire performance period prior to applying the pro rata factor. If the participant leaves employment during the performance period for any other reason, then the units are forfeited, except for certain circumstances following a change in control. At about the same time that shares are issued to participants following the performance period, participants also receive a cash payment in the amount of the dividends (without interest) that would have been paid during the performance period on the number of shares that they have earned. Holders of PSU awards have no voting rights as stockholders until shares of common stock are issued after the end of the performance period.

Mr. Hickey received a special PSU award in 2012 that would become earned based on performance during the year ended December 31, 2012, but was subject to an additional vesting requirement: 50% of the performance-adjusted shares would become vested on December 31, 2014 and 50% would become vested on December 31, 2015. In case of death or disability, vesting of the performance-adjusted shares was accelerated. In case of retirement, the performance-adjusted shares continue to vest and pay per schedule. In case of termination for cause, the performance-adjusted shares would be forfeited. Mr. Hickey earned none of the special PSU award.

Mr. Peribere received two new hire PSU awards in 2012 that become vested based on relative TSR performance over a four year period ending August 31, 2016. The vesting and termination treatment for those awards is described in more detail under “New Hire PSU Awards for Mr. Peribere” in the Compensation Discussion and Analysis above.

Restricted Stock and Restricted Stock Units.    Awards of restricted stock and restricted stock units are made under the 2005 Contingent Stock Plan, which provides for a vesting period of at least three years after the grant date. Awards vest earlier in the event of the participant’s death or disability. If a participant terminates employment prior to vesting, then the award of restricted stock or restricted stock units is forfeited, except for certain circumstances following a change in control. Within 90 days following the date of termination, the Compensation Committee can waive the forfeiture of all or a portion of an award. During the vesting period, holders of unvested shares of restricted stock (but not holders of unvested shares of restricted stock units) are entitled to receive dividends on the same basis as dividends are paid to other stockholders and are entitled to vote the unvested shares. Mr. Peribere received a new hire restricted stock award in 2012 under his employment agreement, as described in more detail under “New Hire RS Award for Mr. Peribere” in the Compensation Discussion and Analysis above.

Outstanding Equity Awards at 2012 Fiscal Year-End

The following table shows, as of December 31, 2012, outstanding stock appreciation rights held by Mr. Sagnak and outstanding and unvested stock awards under the 2005 Contingent Stock Plan for the named executive officers. All market or payout values in the table shown for stock awards are based on the closing price of common stock on December 31, 2012 of $17.51 per share.

		Option Awards					Stock Awards
Name	Type of Award[1]	Number of Securities Under- lying Unexer- cised Options (#) Exer- cisable	Number of Securities Underlying Unexer- cised Options[5] (#) Unexer- cisable	Equity Incentive Plan Awards: Number of Securities Under- lying Unexer- cised Unearned Options (#)	Option Exercise Price ($)	Option Expira- tion Date	Number of Shares or Units of Common Stock That Have Not Vested[3] (#)	Market Value of Shares or Units of Common Stock That Have Not Vested[3] ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested[4] (#)	Equity Incentive Plan Award: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested[2] ($)
Mr. Hickey	10SLO						7,664	134,197
	11PSU3								158,518	2,775,650
Mr. Peribere	RS						50,000	875,000
	12PSU								140,155	2,454,114
	12PSU#2								25,000	437,750
	12PSU#3								150,000	2,626,500
Ms. Lowe	RS						42,000	735,420
Mr. Sagnak	12SLO 12PSU3						23,547	412,308	34,592	605,706
	SAR1	15,591	46,700	—	6.82	1/11/20
	SAR2	—	57,164	—	6.82	1/11/20
	SAR3	61,899	123,796	—	6.82	2/23/20
	SAR4	41,266	41,265	—	8.59	12/1/20
Mr. Chammas	RS						25,000	437,750
	11SLO						3,402	59,569
	12SLO						21,505	376,553
	11PSU3								20,360	356,503
	12PSU3								27,886	488,284
Mr. Christie	RS						20,690	362,282
	10SLO						879	15,391
	11SLO						541	9,473
	12SLO						2,745	48,065
	11PSU3								5,818	101,873
	12PSU3								10,650	186,482

[1]	Type of award:

RS = restricted stock award

10SLO = SLO award portion of 2010 annual bonus

11SLO = SLO award portion of 2011 annual bonus

12SLO = SLO award portion of 2012 annual bonus

11PSU3 = three-year PSU award for the performance period beginning January 1, 2011

12PSU3 = three-year PSU award for the performance period beginning January 1, 2012

12PSU#2 = The first PSU award granted to Mr. Peribere as described above under “Compensation Discussion and Analysis—New Hire PSU Awards for Mr. Peribere.”

12PSU#3 = The second PSU award granted to Mr. Peribere as described above under “Compensation Discussion and Analysis—New Hire PSU Awards for Mr. Peribere.”

SAR1, SAR2, SAR3, SAR4 = Cash-settled Stock Appreciation Rights on Sealed Air common stock (“SARs”) held by Mr. Sagnak which were converted from legacy Diversey awards in 2011.

[2]	For awards shown in these columns, the market values shown above are based on the closing price of common stock on December 31, 2012 of $17.51 per share as reported on the NYSE.

[3]

The number of shares shown in this column for 10SLO awards are the actual numbers of shares of restricted stock or restricted stock units earned by each named executive officer under the stock leverage opportunity feature of the Annual Incentive Plan for 2010. The 10SLO awards for all named executive officers were made in the form of awards of restricted stock units that vest and pay on March 13, 2013, or earlier in case of death, disability or retirement.

The number of shares shown in this column for 11SLO awards are the actual numbers of shares of restricted stock or restricted stock units earned by Messrs. Chammas and Christie under the stock leverage opportunity feature of the Annual Incentive Plan for 2011. The 11SLO awards for Messrs. Chammas and Christie were made in the form of awards of restricted stock units that vest and pay on March 9, 2014, or earlier in case of death, disability or retirement. Mr. Christie is retirement-eligible and Mr. Chammas is not retirement eligible.

The amounts shown in this column for 12SLO awards are the actual numbers of shares of restricted stock or restricted stock units earned by each named executive officer under the stock leverage opportunity feature of the Annual Incentive Plan for 2012. The 12SLO awards for all named executive officers were made in the form of awards of restricted stock that vest and pay on March 13, 2015, or earlier in case of death, disability or retirement. Mr. Christie is retirement-eligible and Messrs. Chammas and Sagnak are not retirement-eligible.

RS awards vest as follows:

Name	Type of Award	Number of Shares or Units	Date of Vesting
Mr. Chammas	RS	25,000	11/01/2013
	11SLO	3,402	03/09/2014
	12SLO	21,505	03/13/2015
Mr. Christie	RS	5,000	02/16/2015
	RS	15,690	04/19/2015
	RS	10,310	02/14/2016
	11SLO	541	03/09/2014
	12SLO	2,745	03/13/2015
Ms. Lowe	RS	42,000	07/12/2015
Mr. Peribere	RS	50,000	09/01/2015
Mr. Sagnak	12SLO	23,547	03/13/2015

[4]

11PSU3 awards are performance shares unit awards for the performance period January 1, 2011 through December 31, 2013 that vest on the latter date. Pursuant to Securities and Exchange Commission rules, the amounts shown in this column for 11PSU3 awards represent 100% of the target number of shares, since the previous fiscal year’s performance has exceeded the threshold performance goals, and the next highest performance measure is target performance. Therefore the hypothetical amounts shown in the table are based on the assumption that the 11PSUs granted in 2011 would vest at 100% of the target level.

12PSU3 awards are performance shares unit awards for the performance period January 1, 2012 through December 31, 2014 that vest on the latter date. Pursuant to Securities and Exchange Commission rules, the amounts shown in this column for 12PSU3 awards represent 100% of the target number of shares, since the previous fiscal year’s performance has exceeded the threshold performance goals, and the next highest performance measure is target performance. Therefore the hypothetical amounts shown in the table are based on the assumption that the 12PSUs granted in 2012 would vest at 100% of the target level.

[5]	Mr. Sagnak’s SARs vest as follows:

Name	Type of Award	Number of Shares	Date of Vesting
Mr. Sagnak	SAR1	15,590	3/17/13
	SAR1	15,590	3/17/14
	SAR1	15,590	3/17/15
	SAR2	19,055	1/6/13
	SAR2	19,055	1/6/14
	SAR2	19,054	1/16/15
	SAR3	61,898	2/23/13
	SAR3	61,898	2/23/14
	SAR4	20,633	12/1/13
	SAR4	20,632	12/1/14

Stock Vested in 2012

The following table shows the number of shares acquired by the named executive officers on vesting of stock awards during 2012, as well as the value of the shares realized upon vesting. All awards were awarded under the 2005 Contingent Stock Plan.

Stock Awards
Name	Type of Award	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)
Mr. Hickey	09SLO 10PSU	57,009 188,308	1,111,676 3,297,273
Mr. Christie	09SLO 10PSU	3,074 8,319	59,943 145,666

The value of the 09SLO awards is based on the closing price of common stock on the vesting date. The 09SLO awards vested on March 13, 2012. In all cases the Company withheld a portion of the vested shares to cover withholding taxes due upon payment of shares under the award. The 2010 three year PSU (10PSU) awards represent the actual number of shares earned for the performance period from January 1, 2010 through December 31, 2012 that vested on December 31, 2012. The values for such awards are based on the closing price of common stock on December 31, 2012 of $17.51 per share and represent 116.5% of target.

Payments Upon Termination or Change in Control

We do not have any severance programs or agreements covering any of our named executive officers, except for the arrangements described below and benefits generally available to salaried employees, also noted below. We also have no programs or agreements providing any payments or benefits to our named executive officers in connection with a change in control, except as part of our equity compensation awards as discussed in more detail below. The following describes arrangements that address cash payments or other benefits to certain of our named executive officers following termination of employment:

•

Peribere Employment Agreement:    When he was hired, Mr. Peribere signed an employment agreement. See the discussion above in “Compensation Discussion and Analysis—Employment, Severance and Change in Control Arrangements” for more details. Mr. Peribere is entitled to certain severance benefits upon a termination of employment by the Company without “cause” (as defined in the agreement) at any time during the “Initial Term” of the agreement, which is the four-year period ending August 31, 2016. Upon a termination of employment without cause on December 31, 2012, Mr. Peribere would have been entitled to total cash severance payments equal to $2,256,250 (comprised of the following individual components: (1) $261,250 for his bonus for 2012, based on minimum bonus to be paid when bonuses are normally paid, (2) $950,000 for one year of continued salary payments, and (3) $1,045,000 for his target annual bonus for 2012, paid in 12 monthly installments following termination). The severance payments are conditioned on Mr. Peribere providing the Company with a release of claims and complying with certain post-employment covenants including an 18-month non-compete. (Note that the treatment of Mr. Peribere’s equity awards, that were granted under the employment agreement upon a termination of employment or a change in control is discussed below.)

•

Sagnak Employment Agreement:    In connection with the acquisition of Diversey, the Company assumed an employment agreement with Mr. Sagnak, dated December 1, 2010. See the discussion above in “Compensation Discussion and Analysis—Employment, Severance and Change in Control Arrangements” for more details. Under the terms of the agreement, if Mr. Sagnak is terminated without “cause” or resigns for “good reason” (each as defined in the agreement), he will be entitled to: (a) a continuation of his base salary for a period of two years, (b) a prorated bonus at the target level for the year in which he was terminated, (c) a bonus at the target level for year two year base salary continuation period and (d) a senior executive level outplacement program. Additionally, if Mr. Sagnak is terminated without cause or resigns for good reason, the Company will relocate him back to his home country. In the event that the Company does not extend Mr. Sagnak’s employment beyond the initial term or a renewal term, it will be considered a termination other than for cause. Upon a termination without cause on December 31, 2012, Mr. Sagnak would have been entitled Upon a termination without cause on December 31, 2102, Mr. Sagnak would have been entitled to $1,512,413 (comprised of (a) $864,236 for his base salary for a period of two years, (b) $216,059 a prorated target level bonus for 2012, and (c) $432,118 for a bonus at the target level for a two year period.

•

Non-Compete and Confidentiality Agreements:    When they were hired, Mr. Chammas and Ms. Lowe each signed a Non-Compete and Confidentiality Agreement. See the discussion above in “Compensation Discussion and Analysis—Employment, Severance and Change in Control Arrangements” for more details. Under this agreement, the executive would be entitled to one to two months’ salary as consideration for the non-compete and other covenants benefiting the Company contained in the agreement, payable in case of any termination of employment by the Company other than for gross misconduct. Amounts are not payable in case of voluntary resignation, retirement, disability or death while employed. The amount each named executive officer would have received had his employment been terminated as of December 31, 2012 by the Company (other than for gross misconduct) is as follows: Mr. Hickey—$0; Mr. Peribere as described above; Ms. Lowe – $87,500; Mr. Christie—$0; Mr. Chammas $70,500; Mr. Sagnak as described above.

•

Discount on Car Purchases:    The Company generally permits a retiring employee in the U.S. who had the use of a Company-leased car while employed to purchase the car at a discount to fair market value. Employees who leave employment for any other reason are not generally eligible for this benefit. See the discussion under “Compensation Discussion and Analysis—Perquisites and Other Personal Benefits” for more details. The discount each named executive officer would have received had he retired as of December 31, 2012 is as follows: Mr. Hickey—$5,185; Mr. Peribere – 0; Ms. Lowe – 0; Mr. Christie—$7,945; and Mr. Chammas—$3,305.

Our incentive award programs include provisions addressing the extent to which the award becomes vested and payable or is forfeited upon termination of employment. The following briefly describes the key features of these provisions. See also “Description of Annual and Long-Term Incentive Awards in the 2012 Summary Compensation Table and the Grants of Plan-Based Awards in 2012 Table” above for more details.

•

Annual Bonus Awards:    Under the Annual Incentive Plan, employees must remain employed through the applicable payment date in order to be entitled to receive an annual bonus for a year; otherwise, payment of the annual bonus is at the discretion of the Company. Bonuses are paid during the month of March for the prior year, so termination of the named executive officers as of the end of 2012 would have meant that they were not entitled to receive a cash bonus or SLO award based on 2012 performance. For 2012, the Company’s usual practice for employees was to pay an annual bonus in the event of termination of employment as of the end of the year due to death, disability or retirement and not to pay an annual bonus in the case of involuntary termination due to gross misconduct. With respect to a voluntary resignation or other involuntary termination, the payment of an annual bonus is discretionary depending on the circumstances.

The annual bonus paid (as cash and/or SLO award) under the Annual Incentive Plan to each named executive officer for 2012 was as follows Mr. Hickey—$0; Mr. Peribere – $1,045,000; Ms. Lowe – $315,000; Mr. Christie—$76,306; Mr. Chammas—$299,002; Mr. Sagnak—$224,593. These amounts may not represent the amounts that would have been awarded if the named executive officers had terminated employment at the end of 2012 for any of the reasons noted above.

•

Restricted Stock and Restricted Stock Units:    These awards will vest in case of death or disability before the scheduled vesting date and will generally forfeit for any other termination of employment before the scheduled vesting date with three exceptions. First, SLO awards that have been awarded as restricted stock shares or units after the end of the performance year will vest in full upon retirement. Second, restricted stock shares or units will vest upon a termination of employment by the Company without cause or by the executive with good reason that occurs within two years after a change in control. Third, within 90 days following the date of termination, the Compensation Committee can waive the forfeiture of restricted stock shares or units.

•

Performance Share Units:    Termination of employment before the end of the performance period generally results in the forfeiture of any outstanding PSU awards with two exceptions. First, in case of death, disability or retirement before the end of the performance period, a pro rata number of the PSUs will become payable after the end of the performance period, based on the actual performance results for the performance period. Second, in case of a change in control of the Company followed within two years by a termination of employment by the Company without cause or by the executive with good reason, a pro rata number of the PSUs will become payable as of the date of termination based on target performance (or actual performance through the quarter prior to the change in control, if greater).

Mr. Peribere’s two new hire PSU awards generally follow the same termination treatment provisions as other PSU awards, with (i) pro rata vesting based on actual performance in case of termination due to death or disability and (ii) pro rata vesting based on target performance (or actual performance through the quarter prior to the change in control, if greater) for a termination without cause or with good reason within two years after a change in control. The first of those two new hire PSU awards includes certain unique provisions due to the design of the award. First, the pro rata vesting described above applies only to the one-year performance period then in effect at the date of termination. Second, no amount is payable for any one-year performance period beginning after the date of termination. Finally, for any portion of the award that has become earned based on relative TSR performance for a prior one-year performance period but has not yet been paid (because each annual amount to the extent earned is generally not paid until after August 31, 2016 under the terms of the award), that amount will be forfeited in case of a termination for cause, but otherwise will be paid according to schedule (or earlier in case of death or disability) for any other termination of employment.

Mr. Sagnak currently holds cash-settled stock appreciation rights on Sealed Air common stock (“SARs”). The SARs were granted on October 3, 2011, in connection with Sealed Air’s acquisition of Diversey, as a substitution for certain stock options that Mr. Sagnak held with respect to Diversey stock. The SARs generally vest and become exercisable over time but include the following provisions regarding accelerated vesting. First, 100% of Mr. Sagnak’s unvested SARs accelerate upon death or disability. Second, 100% of Mr. Sagnak’s unvested SARs accelerate upon a termination of employment by the Company without Cause (as defined in the SAR award agreement) or by Mr. Sagnak due to a Constructive Termination (as defined in the SAR award agreement), in either case, on or before October 3, 2013. Third, 100% of Mr. Sagnak’s unvested SARs accelerate upon a change in control of the Company.

The following table shows the amounts that would have been payable to the named executive officers under these equity award programs for a termination of employment as of December 31, 2012, based on the closing price of the Company’s common stock of $17.51 as of that date.

Name	Type of Award	Death or Disability	Involuntary for gross misconduct		Involuntary (all others)	Voluntary	CIC only	CIC + qualifying termination[1]
Mr. Hickey	SLO[2]	134,197	134,197	[6]	134,197	134,197		134,197
	PSU[3]	1,848,583	0		1,848,583	1,848,583		1,848,583
Mr. Peribere	RS	875,000	0		0	0		875,000
	12PSU[3]	350,588	0		0	0		350,588
	12PSU#2[4]	145,917	0		0	0		145,917
	12PSU#3[5]	291,833	0		0	0		291,833
Ms. Lowe	RS	735,420	0		0	0		735,420
Mr. Christie	SLO[2]	72,929	72,929		72,929	72,929		72,929
	PSU[3]	129,946	0		129,946	129,946		129,946
Mr. Chammas	RS	437,750	0		0	0		437,750
	SLO[2]	436,122	0		0	0		436,122
	PSU[3]	400,030	0		0	0		400,030
Mr. Sagnak	SLO[2]	412,308	0		0	0		412,308
	PSU[3]	201,700	0		0	0		201,700
	SAR[7]	2,801,769	0		2,801,769	0	2,801,769	0

[1]

The amounts shown in the column labeled “CIC + qualifying termination” represent the amounts that would have been paid to the named executive officers if a change in control had occurred within the two-year period ending December 31, 2012 and a qualifying termination of employment had occurred at the end of 2012.

[2]	The amounts shown in these rows represent the amounts that would have been paid to the named executive officer connection with the 2010 and 2011 SLO awards.

[3]

The amounts shown in these rows represent the amounts that would have been paid to the named executive officer in connection with his (i) 2011 three-year PSU award assuming achievement of 100% of the target performance under the principal performance goals for the 2011 three-year PSU awards, including for the column labeled “CIC + qualifying termination;” plus (ii) 2012 three year PSU award assuming achievement of 100% of the target performance under the principal performance goals for the 2012 three-year PSU awards, including for the column labeled “CIC + qualifying termination.”

Messrs. Hickey and Christie are retirement-eligible under the terms of these PSU awards, so any voluntary or involuntary termination of employment on December 31, 2012 would be treated as a retirement except for an involuntary termination for gross misconduct. Messrs. Peribere, Chammas and Sagnak and Ms. Lowe were not retirement-eligible at the end of 2012.

[4]

The amounts shown in this row represent the pro rata amount that would have been paid under the first of Mr. Peribere’s new hire PSU awards, assuming the performance goal for the September 1, 2012 - August 31, 2013 performance period is attained.

[5]

The amounts shown in this row represent the pro rata amount that would have been paid on the second of Mr. Peribere’s new hire PSU awards, assuming target performance for the four - year performance period.

[6]

SLO awards held by retirement-eligible officers are not forfeited upon an involuntary termination for gross misconduct. However, depending on the circumstances, the Recoupment Policy might require the named executive officer to reimburse the Company for all or part of this award.

[7]

The amounts shown for SARs represents the value of the accelerated vesting that Mr. Sagnak would be entitled to upon an accelerated vesting event on December 31, 2012, based on the closing price of the Company’s common stock of $17.51 as of that date, net of any applicable exercise price for the SARs.

The benefits described or referenced above are in addition to benefits available generally to salaried employees of the Company upon termination of employment, such as, for employees in the United States, distributions under the Sealed Air Corporation 401(k) Thrift Plan and the Profit-Sharing Plan of Sealed Air Corporation, non-subsidized retiree medical benefits, disability benefits and accrued vacation pay.

Equity Compensation Plan Information

The following table provides information as of December 31, 2012 with respect to shares of common stock that may be issued under the 2005 Contingent Stock Plan of Sealed Air Corporation and the Sealed Air Corporation 2002 Stock Plan for Non-Employee Directors.

Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights (a)	Weighted-Average Exercise Price of Outstanding Options, Warrants, and Rights (b)	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans[1] (c)
Equity compensation plans approved by stockholders[2]	1,277,946	—	5,417,158
Equity compensation plans not approved by stockholders	—	—	—

Total[2]	1,277,946	—	5,417,158

[1]	Excludes securities reflected in column (a).

[2]	Consists of the 2005 Contingent Stock Plan of Sealed Air Corporation and the 2002 Stock Plan for Non-Employee Directors. Column (a) includes the following as of December 31, 2012:

•

472,865 restricted stock units awarded under the 2010 three-year PSU award. This number reflects an assumption that such awards are paid out based upon the achievement above the target level of performance conditions, resulting in an award equal to 116.5% of the target.

•

268,718 restricted stock units awarded under the 2011 three-year PSU award. This number reflects an assumption that such awards are paid out based upon the achievement below the target level of performance conditions, resulting in an award equal to 71% of the target.

•

319,813 restricted stock units awarded under the 2012 three-year PSU award. This number reflects an assumption that such awards are paid out based upon the achievement below the target level for performance conditions, resulting in an award equal to 58.5% of the target.

•	36,100 shares of restricted stock and restricted stock units awarded under the 2005 Contingent Stock Plan but not yet issued as of December 31, 2012.

•	73,698 restricted stock shares and restricted stock units awarded as 2012 SLO awards.

•	106,752 deferred stock units held by non-employee directors.

There is no exercise price for shares or units awarded under the 2005 Contingent Stock Plan. There was no exercise price for deferred stock units credited to the accounts of non-employee directors in 2012. As of December 31, 2012, there were 5,255,759 shares available for future awards under the 2005 Contingent Stock Plan and 161,399 shares available for future awards under the 2002 Directors Stock Plan.

Approval of the Amended 2005 Contingent Stock Plan of Sealed Air Corporation (Proposal 12)

The Compensation Committee and our Board of Directors amended the 2005 Contingent Stock Plan of Sealed Air Corporation (the “2005 Contingent Stock Plan”) on February 14, 2013, and the Board of Directors is submitting the amended 2005 Contingent Stock Plan to our stockholders for approval. The sole purpose for the amendment of the 2005 Contingent Stock Plan and the request for stockholder approval at this time is to increase maximum number of shares of Common Stock that may be issued to an employee with respect to PSUs during any calendar year to one-half of one percent (0.5%) of the issued and outstanding shares of the Corporation’s Common Stock on January 1 of such calendar year.

Background

On May 20, 2005, the Company’s stockholders approved the 2005 Contingent Stock Plan of Sealed Air Corporation (the “2005 Contingent Stock Plan”). The 2005 Contingent Stock Plan has been further amended since then, including amendments approved by the Company’s stockholders on May 18, 2011. The 2005 Contingent Stock Plan provides for awards of equity-based compensation, including restricted stock, restricted stock units, performance share units, stock leverage opportunity (SLO) awards and cash awards measured by share price, to executive officers and other key employees of the Company and its subsidiaries, as well as to U.S.-based key consultants to the Company. The 2005 Contingent Stock Plan is intended to provide and has provided an incentive to permit those officers, employees and consultants responsible for the Company’s growth to share directly in that growth, to motivate them by means of appropriate incentives to achieve the Company’s long-range goals, and to further the identity of their interests with those of the stockholders of the Company.

Summary of Change to the 2005 Contingent Stock Plan to be Approved by Stockholders

If approved, the only change to the 2005 Contingent Stock Plan would be to increase the maximum number of shares of Common Stock that may be issued to an employee with respect to PSUs during any calendar year to from two tenths of one percent (0.2%) to one-half of one percent (0.5%) of the issued and outstanding shares of the Corporation’s Common Stock on January 1 of such calendar year. The Company is not seeking to add additional shares of common stock for awards under the 2005 Contingent Stock Plan.

Description of the Material Terms of the 2005 Contingent Stock Plan as Amended

The 2005 Contingent Stock Plan is set forth in Annex D, which is incorporated herein by reference. The principal provisions of the 2005 Contingent Stock Plan as amended are summarized below:

Administration.    The 2005 Contingent Stock Plan is administered by the Compensation Committee, which comprises at least three non-employee directors, none of whom may receive any awards under the 2005 Contingent Stock Plan. The Compensation Committee selects participants to receive awards and determines the time, types and sizes of awards to be granted and the terms and conditions of awards. The Compensation Committee may also condition awards under the 2005 Contingent Stock Plan upon achievement of performance measures under any other plan adopted by the Company, including the Performance-Based Compensation Program, described below.

Participants.    The Compensation Committee may grant awards other than performance share units to any officer, key employee or U.S.-based consultant of the Company or any of its direct or indirect subsidiaries in which the Company holds a significant interest. Performance share units may only be granted to officers or key employees. There are approximately 1,178 participants under this plan.

Shares Available.    At the time of its adoption in 2005, the 2005 Contingent Stock Plan provided for the issuance of 5,000,000 shares of Common Stock, as adjusted for a two-for-one stock split in 2007, which is subject to further adjustment by the Compensation Committee in the event of future changes in corporate capitalization or corporate transactions. The 2008 amendment to the 2005 Contingent Stock Plan provided for the issuance of an additional 3,000,000 shares of common stock, or a total of 8,000,000 shares of common stock, which is subject to adjustment as provided in the first sentence of this paragraph. The 2011 amendment to the 2005 Contingent Stock Plan provided for the issuance of an additional 4,000,000 shares of common stock, or a total of 12,000,000 shares of common stock, which is subject to adjustment as provided in the preceding sentence. Shares of common stock that are reacquired by the Company or are never issued due to a forfeiture (described below) or are reacquired by the Company or withheld in satisfaction of tax withholding with respect to an award again become available for awards under the 2005 Contingent Stock Plan. Cash awards do not count against the total amount of common stock that may be issued under the 2005 Contingent Stock Plan.

As of December 31, 2012, there were approximately 5,417,158 shares of common stock available for future awards under the 2005 Contingent Stock Plan.

Awards.    The awards that may be granted under the 2005 Contingent Stock Plan are described below:

Restricted Stock:    an award of shares of common stock that is subject to a risk of forfeiture during a vesting period of at least three years, as determined by the Compensation Committee. As noted previously, SLO awards are subject to a two-year vesting period. Also, the 2005 Contingent Stock Plan will permit the Compensation Committee to approve exceptions to the three-year vesting period in connection with recruitment of an employee or as a result of a business combination or acquisition. A participant receiving restricted stock is the beneficial owner of such shares with the right to receive dividends and to vote the shares during the vesting period.

Restricted Stock Units:    an award of a right to receive shares of common stock at the end of a vesting period of at least three years, as determined by the Compensation Committee, and subject to a risk of forfeiture during the vesting period. As noted above in connection with restricted stock awards, SLO awards and certain other awards are not subject to the three-year minimum vesting period. The Compensation Committee may provide that restricted stock units receive cash dividend equivalents payable in cash during the vesting period, but a participant holding restricted stock units will not have the right to vote the shares covered by the award until the shares have been issued to the participant following the end of the vesting period.

Cash Award:    an award payable in cash measured by the value of a specific number of shares of common stock at the end of a vesting period of at least three years, as determined by the Compensation Committee, and subject to a risk of forfeiture during the vesting period. Cash awards may not be made during any calendar year measured in the aggregate by more than 200,000 shares of common stock. The Compensation Committee is permitted to approve exceptions to the three-year vesting period in connection with recruitment of an employee or as a result of a business combination or acquisition. These awards are primarily made outside of the U.S. to participants in a limited number of countries.

Performance Share Units:    an award subject to a vesting period and to achievement of performance goals, as determined by the Compensation Committee, that provides for the right to receive a specified number of shares of common stock for each performance share unit at the end of the vesting period and upon achievement of the performance goals. The number of shares of common stock that may be issued to a participant with respect to performance share unit awards during any calendar year is one half of 1% (0.5%) of the issued and outstanding shares of the common stock on January 1 of such calendar year. For 2012, that would amount to approximately 384,124 shares of common stock. The Compensation Committee may provide that performance share unit awards receive cash dividend equivalents earned during the performance or vesting periods and payable in cash, but a participant holding a performance share unit award will not have the right to vote the shares covered by the award until the shares have been issued to the participant following the end of the performance and vesting periods.

Vesting; Change in Control. A vesting period will end earlier than the period determined by the Compensation Committee upon the death or disability of the participant or if the participant’s employment with the

Company terminates within the two year period following a change in control as defined in the 2005 Contingent Stock Plan if such termination is by the Company without cause or by the participant for good reason (as such terms are defined in the 2005 Contingent Stock Plan). The 2005 Contingent Stock Plan also provides that, for a change in control during the performance period applicable to a performance share unit award, a pro rata payment on account of that award will be made if the participant’s employment terminates under the circumstances described in the preceding sentence.

Neither an award nor any interest in an award can be sold, transferred, pledged or encumbered until the vesting period has ended without forfeiture of the award. Termination of a participant’s employment (or retention as a consultant, if applicable) during the vesting period will result in the forfeiture of the award unless the Compensation Committee affirmatively determines not to seek forfeiture of all or part of the award within 90 days following such termination.

Performance Measures.    The Compensation Committee may establish performance goals under the 2005 Contingent Stock Plan applicable to an award of performance share units. Goals may be established on a corporate-wide basis or with respect to one or more business units, divisions or subsidiaries, and may be either in absolute terms or relative to the performance of one or more comparable companies or an index covering multiple companies. For the purpose of determining whether a goal has been attained, the Compensation Committee may exclude the impact of charges, credits and related costs for restructurings, discontinued operations, extraordinary items, debt redemption or retirement, and the cumulative effects of accounting changes, each as defined by U.S. generally accepted accounting principles, and other unusual or non-recurring items as defined by the Compensation Committee when the goals are established. For awards of performance share units that are intended to qualify as performance-based compensation under Section 162(m) of the Internal Revenue Code, the grant of the award and all other determinations related to the award by the Compensation Committee must comply with the applicable requirements of Section 162(m).

Other Information.    The Compensation Committee may amend or terminate the 2005 Contingent Stock Plan, except that the Compensation Committee may not, without further approval of the stockholders, expand the number of shares available for issuance under the 2005 Contingent Stock Plan or the classes of individuals eligible for awards under the 2005 Contingent Stock Plan. In addition, if the Securities Exchange Act of 1934 or the rules of the New York Stock Exchange require the Company to obtain approval of the stockholders for any amendment, then the Company will seek such approval.

The 2005 Contingent Stock Plan has a term of ten years from the date of its initial approval by the Company’s stockholders on May 20, 2005, although the 2005 Contingent Stock Plan will terminate earlier if no shares of common stock remain available for awards under the 2005 Contingent Stock Plan. Upon termination of the 2005 Contingent Stock Plan, any awards then outstanding shall remain in effect in accordance with their terms.

New Plan Benefits

The proposed amendment would limit the maximum number of shares of Common Stock that may be issued to an Employee with respect to Performance Share Units during any calendar year to one-half of one percent (0.5%) of the issued and outstanding shares of the Corporation’s Common Stock on January 1 of such calendar year. Future awards under the 2005 Contingent Stock Plan are subject to the discretion of the Compensation Committee, and therefore it is not possible to identify the persons who will receive awards under the 2005 Contingent Stock Plan in the future, nor the amount of any such future awards.

The Board of Directors recommends a vote FOR the amended 2005 Contingent Stock Plan of Sealed Air Corporation.

Approval of the Amended Performance-Based Compensation Program of Sealed Air Corporation (Proposal 13)

Section 162(m) of the Internal Revenue Code limits to $1 million each year the deductible compensation paid to the Chief Executive Officer and other specified executive officers named in the summary compensation table in the Company’s proxy statement for its annual meeting for the year. Compensation that qualifies as “performance-based compensation” under Section 162(m), however, can be deducted even if it exceeds this limit. In order to qualify as performance-based compensation, the material terms of the performance-based compensation program must be approved by the Company’s stockholders before the Company pays compensation under the program and at least every five years thereafter.

Background

In 2000, the Board of Directors adopted and the stockholders approved the Performance-Based Compensation Program of Sealed Air Corporation in order to provide the Company’s executive officers with incentive compensation that meets the requirements of performance-based compensation under Section 162(m) and thus is fully deductible for U.S. income tax purposes. The stockholders most recently approved the Program in 2008. In 2013, the Compensation Committee approved amendments to the Program, subject to stockholder approval. The Program as amended provides for cash awards in the form of annual cash bonuses and awards of Common Stock under the Company’s 2005 Contingent Stock Plan. Eligible employees under the Program are the Company’s Chief Executive Officer, the other most highly compensated executive officers and other key employees selected by the Compensation Committee, which has been designated to establish and administer performance goals under the Program. There are approximately 22 eligible participants under this plan. A copy of the Program as amended is attached to this Proxy Statement as Annex E.

The amendments approved by the Compensation Committee are in support of the new executive compensation programs approved on February 14, 2013. The Compensation Committee intends to rely on the Program to qualify all annual incentive compensation paid to the participants in the Program as performance-based compensation” and thus fully deductible by the Company even if it exceeds the $1 million limit of Section 162(m). The new annual incentive compensation will include annual cash bonuses and SLO awards made under the 2005 Contingent Stock Plan, as described earlier under “Executive Compensation—Compensation Discussion and Analysis—Annual Incentive Compensation—2012 Cash Bonus and Stock Leverage Opportunity Program.” The SLO awards are described above under “Approval of the Amended 2005 Contingent Stock Plan of Sealed Air Corporation—Background.” The Compensation Committee may also rely on the Program to qualify any other awards of restricted stock or restricted stock units to the participants as “performance-based compensation” and thus fully deductible by the Company.

Summary of Changes to the Performance-Based Compensation Program to be Approved by Stockholders

If approved, the only change to the Performance-Based Compensation Program would be to increase the maximum number of shares of Common Stock that may be issued to an employee during any calendar year from two tenths of one percent (0.2%) to one-half of one percent (0.5%) of the issued and outstanding shares of the Corporation’s Common Stock on January 1 of such calendar year. Although the Company is seeking re-approval of the performance metrics, these are not being amended.

Description of the Material Terms of the Program as Amended

The Program as amended is set forth in Annex E, which is incorporated herein by reference. The principal provisions of the amended Program are summarized below.

Under the Program, the Compensation Committee designates the eligible employees for whom performance goals will be established for cash or stock awards (or both) and establishes performance goals for each such employee. Cash awards are based on a calendar year performance period, and if the pre-established goals are achieved, the eligible employee may be granted an annual cash bonus for such year in an amount up to the greater of 1% of the Company’s net earnings for such year or $2 million. This represents an increase from the limit on an annual cash bonus prior to the amendment, which limit was the greater of one percent (1%) of the Company’s net earnings or $1 million. The increase is intended to provide the Compensation Committee greater scope in awarding annual cash bonuses to participants during the next five years, especially for years in which the Company has exceeded its annual performance goals.

Stock awards in the form of awards under the 2005 Contingent Stock Plan are based on a performance period that is set by the Compensation Committee. If the pre-established goals are achieved, an eligible employee may be granted awards under the 2005 Contingent Stock Plan during the 12-month period following the end of the performance period in an amount up to one half of 1% (0.5%) of the issued and outstanding shares of the Company’s Common Stock at the beginning of the 12-month period. Such awards, if granted, will be subject to the terms of the 2005 Contingent Stock Plan, which are described above.

Performance-based awards under the Program require attainment of objective, pre-established goals based on one or more of the following performance measures:

•	growth in net sales;

•	gross profit;

•	operating profit;

•	net earnings;

•	measures of cash flow;

•	measures of expense control;

•	improvement in management of working capital items (inventory, accounts receivable or accounts payable);

•	earnings before interest and taxes (commonly called EBIT);

•	earnings before interest, taxes, depreciation and amortization (commonly called EBITDA);

•	earnings per share;

•	sales from newly-introduced products;

•	successful completion of strategic acquisitions, joint ventures or other transactions;

•	measures of product quality, safety, productivity, yield, customer satisfaction, or reliability (on time and complete orders);

•	measures of return on assets, return on invested capital or return on equity;

•	shareholder value added (net operating profit after tax (NOPAT), excluding non-recurring items, less the Company’s cost of capital);

•	the ratio of net sales to net working capital;

•	share price;

•	or any combination of the foregoing goals.

Goals may be established on a corporate-wide basis or with respect to one or more business units, divisions or subsidiaries, and may be either in absolute terms or relative to the performance of one or more comparable companies or an index covering multiple companies. For the purpose of determining whether a goal has been attained, the Compensation Committee may exclude the impact of charges, credits and related costs for restructurings, discontinued operations, extraordinary items, debt redemption or retirement, and the cumulative effects of accounting changes, each as defined by U.S. generally accepted accounting principles, and other unusual or non-recurring items as defined by the Compensation Committee when it establishes the goals. The Compensation Committee must set these pre-established goals and award levels in writing during the first 90 days of the performance period (or during the first 25% of the performance period if the performance period is less than a year), provided that the outcome is substantially uncertain at the time the Compensation Committee establishes the goal.

The Company’s 2012 annual incentive compensation program is described above under “Executive Compensation—Compensation Discussion and Analysis—Annual Incentive Compensation.” If the stockholders approve the amended Program, then the Company expects that the Compensation Committee will use its discretion to approve annual cash bonuses and SLO awards below the maximum level permitted by the Program even if annual performance goals established under the Program are met using the approach to determining the amount of annual cash bonuses and SLO awards described above.

New Plan Benefits

During the first quarter of 2013, the Compensation Committee approved pre-established goals under the amended Program based upon 2013 performance for 2013 cash bonuses and SLO awards for our five named executive officers other than Mr. Hickey and seventeen other executive officers, subject to stockholder approval of the amended Program.

The Company cannot yet determine the maximum cash bonuses and SLO awards that the Company would be permitted to pay under the terms of the amended Program if it achieves the goals in 2013, since they depend on the Company’s 2013 net earnings and the number of shares of Common Stock outstanding as of January 1, 2013, both of which are unknown currently. The following table illustrates the maximum awards that the Company could have paid under the Program to each participant for the calendar year 2012 performance period, based on the goals that were achieved. However, the Compensation Committee is entitled to use its discretion to approve cash bonuses substantially lower than the maximum permitted under the Program using the approach described above under “Executive Compensation—Compensation Discussion and Analysis—Annual Incentive Compensation.”

Amended Performance-Based Compensation Program of Sealed Air Corporation

Name and Position	Maximum Cash Award ($)	Maximum Share Award (#)
Mr. Hickey	0	0
Mr. Peribere	6,726,011	384,124
Ms. Lowe	6,726,011	384,124
Mr. Sagnak	6,726,011	384,124
Mr. Chammas	6,726,011	384,124
Mr. Christie	6,726,011	384,124
Executive Group (total for 22 eligible executive officers)	147,972,242	8,450,728
Non-Executive Director Group	0	0
Non-Executive Officer Employee Group	0	0

The goals and achievement levels required to allow the Compensation Committee to approve cash bonuses and stock awards up to the limit provided in the Program for 2013, are as follows:

•	2013 diluted earnings per share (adjusted as describe below) of at least $.95 per share;

•	2013 operating expenses (as adjusted) equal to or less than $1,993;

•	2013 net operating profit after tax (as adjusted) of at least $511 million;

•	2013 net income (as adjusted) above $200 million; or

•	2013 operating profit as a percentage of 2013 net sales equal to or above 8.7%; or

•	2013 gross margin as a percentage of 2013 net sales equal to or above 3.5%.

The results will be adjusted for specified restructuring charges, goodwill impairment, specified litigation-related costs, capital market transactions, specified acquisitions and dispositions, specified tax adjustments and specified information systems expenses.

Since the Program’s objective is to permit compensation covered by the Program be fully deductible for U.S. income tax purposes, assuming that the goals established for an annual performance period have been achieved, the Compensation Committee intends to exercise its discretion to rely on the goals and processes described above under “Executive Compensation—Compensation Discussion and Analysis—Annual Incentive Compensation “ in determining the amounts of annual cash bonuses and SLO awards in 2013 and future years, which amounts are expected to be lower than the maximum permitted under the Program.

The Board of Directors believes that approval of the terms of the amended Performance-Based Compensation Program of Sealed Air Corporation is in the best interests of the Company and its stockholders because approval will entitle the Company to deduct for U.S. income tax purposes amounts paid to its executives under the Program.

The Board of Directors recommends a vote FOR the amended Performance-Based Compensation Program of Sealed Air Corporation.

Advisory Vote to Approve Our Executive Compensation (Proposal 14)

The Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (the “Dodd-Frank Act”) enables our stockholders to vote to approve, on an advisory or non-binding basis, the compensation of our named executive officers as disclosed in this proxy statement in accordance with SEC rules. At our 2012 Annual Meeting, our stockholders overwhelmingly approved the proposal, with more than 98% of the votes cast voting in favor of the proposal. We also asked our stockholders to indicate if we should hold a “say-on-pay” vote every one, two or three years. Consistent with the recommendation of our Board of Directors, our stockholders indicated by advisory vote their preference to hold a say-on-pay vote annually. After consideration of the 2012 voting results, and based upon its prior recommendation, our Board of Directors elected to hold a stockholder “say-on-pay” vote annually.

Our compensation program is intended to provide appropriate and balanced incentives toward achieving our annual and long-term strategic objectives, to support a performance oriented environment based on the attainment of goals and objectives intended to benefit us and our stockholders and to create an alignment of interests between our executives and our stockholders. This approach has resulted in our ability to motivate our existing executives and to attract new executives with the skills and attributes that we need. Please refer to “Executive Compensation—Compensation Discussion and Analysis—Summary of Compensation Programs” for an overview of the compensation of our named executive officers.

We are asking for stockholder approval of the compensation of our named executive officers as disclosed in this proxy statement in accordance with SEC rules, which disclosures include the disclosures under “Executive Compensation—Compensation Discussion and Analysis,” the compensation tables and the narrative discussion following the compensation tables. This vote is not intended to address any specific item of compensation, but rather the overall compensation of our named executive officers and the policies and practices described in this proxy statement.

Accordingly, stockholders are being asked to vote on the following resolution:

RESOLVED, that the stockholders of Sealed Air Corporation approve the compensation paid to Sealed Air Corporation’s named executive officers, as disclosed in this proxy statement pursuant to Section 402 of Regulation S-K, including the Compensation Discussion and Analysis, compensation tables and narrative discussion.

This vote is advisory and therefore not binding on the Company, the Compensation Committee or the Board of Directors. However, the Board of Directors and the Compensation Committee value the opinions of our stockholders and to the extent there is any significant vote against the named executive officer compensation as disclosed in this proxy statement, we will consider our stockholders’ concerns, and the Compensation Committee will evaluate whether any actions are necessary to address those concerns.

Our Board of Directors recommends a vote FOR the approval of the compensation paid to Sealed Air Corporation’s named executive officers, as disclosed in this proxy statement pursuant to Section 402 of Regulation S-K, including the Compensation Discussion and Analysis, compensation tables and narrative discussion.

Selection of Independent Auditor (Proposal 15)

The Audit Committee has approved the retention of KPMG LLP, an Independent Registered Public Accounting Firm, as our independent registered public accounting firm to examine and report on the Company’s consolidated financial statements and the effectiveness of the Company’s internal control over financial reporting for the fiscal year ending December 31, 2013, subject to ratification of the retention by the stockholders at the Annual Meeting. KPMG has acted as the independent registered public accounting firm since 1998, and the Audit Committee considers the firm to be well qualified. In the absence of contrary specification, the Proxy Committee will vote proxies received in response to this solicitation in favor of ratification of the appointment.

We expect that representatives of KPMG will be present at the Annual Meeting. The KPMG representatives will have the opportunity to make a statement if they desire to do so, and we expect that they will be available to respond to appropriate questions.

The Board of Directors recommends a vote FOR this proposal.

Principal Independent Auditor Fees

The following table sets forth the aggregate fees billed to the Company by KPMG LLP for professional services rendered for the fiscal years ended December 31, 2012 and 2011:

	2012	2011
Audit Fees[1]	$10,396,000	$11,214,000
Audit-Related Fees[2]	1,082,000	1,414,000
Tax Fees[3]	1,303,000	2,092,000
Total Fees	$12,781,000	$14,720,000

[1]

2012 and 2011 audit fees include services relating to the audit of the annual consolidated financial statements, audit of the effectiveness of internal control over financial reporting, review of quarterly consolidated financial statements, statutory audits, comfort letters and consents, and review of documentation filed with the SEC and other offerings.

[2]

Includes services in 2012 related to a Company divestiture, assistance with assessing the financial statement impacts of the Company’s European Principal Company strategy, employee benefit plan audits and assistance with statutory audit matters. In 2011,services include assistance relating to due diligence associated with the Diversey acquisition, general advice on accounting matters associated with the purchase accounting relating to the Diversey acquisition, employee benefit plan audits and assistance with statutory audit matters.

[3]	Includes global tax compliance services and services for special tax projects.

Audit Committee Pre-Approval Policies and Procedures

The Audit Committee has adopted a policy that requires the Committee or a member of the Committee to pre-approve all engagements with Sealed Air’s independent auditor. Each year, the Audit Committee must approve the independent auditor’s retention to audit the Company’s financial statements, subject to ratification by the stockholders at the Annual Meeting. The Audit Committee also approves the estimated fees associated with the audit before the audit begins. The Audit Committee or a member of the Committee also pre-approves any engagement of an auditing firm other than the independent auditor to perform a statutory audit for any of our subsidiaries. The Audit Committee or its chair pre-approved all services provided by KPMG LLP during 2012.

Report of the Company’s Audit Committee

The Audit Committee of the Board is responsible for providing independent, objective oversight of our financial reporting processes and internal controls. The Audit Committee operates under a written charter approved by the Board of Directors. A copy of the current charter is available on the Company’s web site at www.sealedair.com.

Management is responsible for our system of internal control and financial reporting processes, for the preparation of consolidated financial statements in accordance with U.S. generally accepted accounting principles and for the annual report on our internal control over financial reporting. The independent auditor is responsible for performing an independent audit of the Company’s consolidated financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States) (PCAOB) and for issuing a report on the financial statements and the effectiveness of our internal control over financial reporting. The Audit Committee’s responsibility is to monitor and oversee these processes.

In connection with these responsibilities, the Audit Committee met with management and KPMG LLP, the independent auditor of Sealed Air, to review and discuss the December 31, 2012 audited consolidated financial statements. Our management represented that we had prepared the consolidated financial statements in accordance with U.S. generally accepted accounting principles. The Audit Committee discussed with KPMG the matters required by Statement on Auditing Standards No. 61, as amended, “Communication With Audit Committees.”

The Audit Committee received from KPMG the written communication that is required by PCAOB Rule 3526, “Communication with Audit Committees Concerning Independence,” and the Audit Committee discussed with KPMG that firm’s independence. The Audit Committee also considered whether KPMG’s provision of non-audit services and the audit and non-audit fees paid to KPMG were compatible with maintaining that firm’s independence. On the basis of these reviews, the Audit Committee determined that KPMG has the requisite independence.

Management completed the documentation, testing and evaluation of our system of internal control over financial reporting as of December 31, 2012 as required by Section 404 of the Sarbanes-Oxley Act of 2002. The Audit Committee received periodic updates from management and from KPMG at Committee meetings throughout the year and provided oversight of the process. Prior to filing the Company’s Annual Report on Form 10-K for the year ended December 31, 2012 with the SEC, the Audit Committee also reviewed management’s report on the effectiveness of our internal control over financial reporting contained in our Form 10-K, as well as the Report of Independent Registered Public Accounting Firm provided by KPMG, also included in our Form 10-K. KPMG’s report included in our Form 10-K related to its audit of our consolidated financial statements and the effectiveness of our internal control over financial reporting.

Based upon the Audit Committee’s discussions with management and the independent auditor and the Audit Committee’s review of the information provided by and the representations of management and the independent auditor, the Audit Committee recommended to the Board of Directors that the audited consolidated financial statements as of and for the year ended December 31, 2012 be included in our Annual Report on Form 10-K for the year ended December 31, 2012, to be filed with the SEC. The Audit Committee also selected KPMG as our independent auditor for the fiscal year ending December 31, 2013, subject to ratification of the selection by our stockholders.

Audit Committee

Hank Brown, Chair

Michael Chu

Lawrence R. Codey

Patrick Duff

Kenneth P. Manning

Stockholder Proposals for the 2014 Annual Meeting

In order for stockholder proposals for the 2014 annual meeting of stockholders to be eligible for inclusion in the Company’s proxy statement and form of proxy for that meeting, the Company must receive them at its principal office at 200 Riverfront Boulevard, Elmwood Park, New Jersey 07407-1033, directed to the attention of the Secretary, no later than December 5, 2013. In addition, all proposals will need to comply with Rule 14a-8 of the Securities Exchange Act of 1934, as amended, which sets forth the requirements for the inclusion of stockholder proposals in company-sponsored proxy materials.

Our By-laws set forth the procedures you must follow in order to nominate a director for election or present any other proposal at an annual meeting of our stockholders, other than proposals intended to be included in company-sponsored proxy materials. In addition to any other applicable requirements, for business to be properly brought before the 2014 annual meeting by a stockholder, the stockholder must have given timely notice thereof in proper written form including all required information to the Company at 200 Riverfront Boulevard, Elmwood Park, New Jersey 07407-1033, directed to the attention of the Secretary. To be timely, we must receive a stockholder’s notice to the Secretary at our principal office between January 16, 2014 and our close of business on February 15, 2014, provided that, if the 2014 annual meeting is called for a date that is not within 30 days before or 60 days after May 16, 2014, then the Company must receive the notice from the stockholder no later than the tenth day following the day on which the date of such meeting is publicly disclosed. We have posted a copy of our By-laws on our web site at www.sealedair.com.

Delivery of Documents to Security Holders Sharing an Address

SEC rules permit the delivery of one annual report to security holders and proxy statement, or one Notice of Internet Availability of Proxy Materials, to two or more security holders who share an address unless we have received contrary instructions from one or more of the security holders. This delivery method is known as “householding.” Householding may provide printing and mailing cost savings. Any stockholder of record at a shared address to which a single copy of the documents was delivered who wishes to receive a separate copy of an annual report to security holders and proxy statement, or a separate Notice of Internet Availability of Proxy Materials, as applicable, can contact us by calling Shareholder Services at (201)791-7600, by sending a letter to Sealed Air Corporation, Shareholder Services, 200 Riverfront Boulevard Elmwood Park, NJ 07407 or by sending us an e-mail at investor.relations@sealedair.com and we will promptly deliver to you the requested documents. Stockholders of record who wish to receive separate copies of these documents in the future can also contact us as stated above. Stockholders of record who share an address and are receiving multiple copies of the annual reports to security holders and proxy statements or Notices of Internet Availability of Proxy Materials can contact us as stated above to request delivery of a single copy of such documents. Stockholders who hold their shares in “street name,” that is, through a bank, broker or other holder of record, and who wish to change their householding instructions or obtain copies of these documents should follow the instructions on their voting instruction forms or contact the holders of record.

Other Matters

The expenses of preparing, printing and mailing this notice of meeting and proxy material, making them available over the Internet, and all other expenses of soliciting proxies will be borne by us. Georgeson Inc. will solicit proxies by personal interview, mail, telephone, facsimile, e-mail, Internet or other means of electronic transmission and will request brokerage houses, banks and other custodians, nominees and fiduciaries to forward soliciting material to the beneficial owners of the common stock held of record by these persons. We will pay Georgeson a fee of $14,000 covering its services and will reimburse Georgeson for payments made to brokers and other nominees for their expenses in forwarding soliciting material. In addition, our directors, officers and employees, who will receive no compensation in addition to their regular salary or other compensation, may solicit proxies by personal interview, mail, telephone, facsimile, e-mail, Internet or other means of electronic transmission.

On behalf of the Board of Directors

Guy Chayoun

Interim Secretary

Elmwood Park, New Jersey

April 5, 2013

Annex A

SEALED AIR CORPORATION

STANDARDS FOR DIRECTOR INDEPENDENCE

October 23, 2008

Under the Corporate Governance Guidelines adopted by the Board of Directors of Sealed Air Corporation and the requirements of the New York Stock Exchange (NYSE), the Board of Directors must consist of a majority of independent directors. Its three standing committees—the Audit Committee, the Nominating and Corporate Governance Committee, and the Organization and Compensation Committee—are composed entirely of directors who are independent.

For a director to be deemed “independent,” the Board of Directors must affirmatively determine, based on all relevant facts and circumstances, that the director has no material relationships with the Company (either directly or as a partner, shareholder or officer of an organization that has a relationship with the Company). To assist with the determination of independence, the Board of Directors has established categorical standards consistent with the corporate governance standards of the NYSE. These categorical standards require that, to be independent, a director may not have a material relationship with the Company. Even if a director meets all categorical standards for independence described below, the Board of Directors reviews all other relationships with the Company in order to conclude that each independent director has no material relationship with the Company.

The Board of Directors annually reviews the independence of all non-employee directors. The Company identifies the directors that it has determined to be independent and discloses the basis for that determination in its annual proxy statement for the election of directors.

Material Relationships with the Company

A director would be deemed to have a material relationship with the Company in any of the following circumstances:

•

the director is or has been within the last three years an employee, or has an immediate family member who is or has been within the last three years an executive officer, of the Company or any of its subsidiaries;

•

the director has received, or a member of the director’s immediate family has received, during any twelve-month period within the last three years, more than $120,000 in direct compensation from the Company or any of its subsidiaries other than director and committee fees and pension or other forms of deferred compensation for prior service (provided that such compensation is not contingent in any way on continued service and provided further that compensation received by a director for former service as an interim chairman or executive officer or by an immediate family member for service as an employee other than an executive officer need not be considered);

•

(i) the director is, or has a member of the director’s immediate family who is, a current partner of a firm that is the internal or external auditor of the Company or any of its subsidiaries, (ii) the director is a current employee of such a firm, (iii) the director has an immediate family member who is a current employee of such a firm and who personally works on the audit of the Company or any of its subsidiaries, or (iv) the director was, or has a member of the director’s immediate family who was, within the last three years (but is no longer) a partner or employee of such a firm and personally worked on the audit of the Company or any of its subsidiaries;

•

the director is employed, or has a member of the director’s immediate family who is employed, or has been within the last three years employed, as an executive officer of another company where any of the Company’s present executive officers at the same time serves or served on that company’s compensation committee;

•	the director is an employee, or has a member of the director’s immediate family who is an executive officer, of another company that makes payments to, or receives payments from, the Company and its subsidiaries for property or services in an amount which, in any of the last three fiscal years, exceeded the greater of $1 million or 2% of such other company’s consolidated gross revenues; or

•

the director serves as an executive officer of a charitable organization to which the Company has contributed, in any one year within the preceding three years, in excess of the greater of $1 million or 2% of the charitable organization’s consolidated gross revenues.

Material Relationships with an Executive Officer

Consistent with the expectation that non-employee directors will not have professional or financial relationships (including side-by-side investments) that could impair their independence, a director will be deemed to have a material relationship with the Company and not be considered independent, if any of the following apply:

•	the director receives, or has an immediate family member who receives, any direct compensation from an executive officer or any immediate family member of an executive officer of the Company;

•

an entity affiliated with the director or with an immediate family member of a director receives any payment from any executive officer of the Company, other than in a routine, commercial or consumer transaction with terms no more favorable than those customarily offered to similarly-situated persons;

•

the director or an immediate family member of a director receives, or is affiliated with an entity that receives, any payment, whether direct or indirect, for legal, accounting, financial or other professional services provided to an executive officer of the Company or an immediate family member of an executive officer; and

•

the director or an immediate family member of a director is a current executive officer of a tax-exempt organization that receives contributions from an executive officer of the Company, in an amount that exceeds the lesser of $100,000 or 1% of the tax exempt organization’s consolidated gross revenues in that fiscal year.

Relationships That Are Not Material

A director generally will not be deemed to have a material relationship with the Company and will be considered independent, if any of the following, when viewed singularly, apply:

•

a transaction in which the director’s interest arises solely from the director’s position as a director of another corporation or organization that is a party to the transaction, and the director did not participate in furtherance or approval of the transaction and the transaction was negotiated on an arms’ length basis;

•

a transaction in which the director’s interest arises solely from the director’s ownership of an equity or limited partnership interest in the other party to the transaction, so long as the aggregate ownership of all directors, director nominees, executive officers and five percent stockholders of the Company (together with their immediate family members) does not exceed 5% of the equity or partnership interests in that other party;

•

a transaction in which the director’s interest arises solely from the director’s status as an employee or non-controlling equity owner of a company to which the Company was indebted at the end of the Company’s last full fiscal year in an aggregate amount not in excess of 5% of the Company’s total consolidated assets;

•

ownership by the director of equity or other securities of the Company, as long as the director is not the beneficial owner, directly or indirectly, of more than 10% of any class of the Company’s equity securities;

•	the receipt by the director of compensation for service as a member of the Board of Directors or any committee thereof, including regular benefits received by other non-employee directors;

•	any other relationship or transaction that is not listed above and in which the amount involved does not exceed $120,000;

•	any immediate family member of the director having any of the above relationships; and

•	any relationship between the Company and a non-immediate family member of the director.

Definitions

For purposes of these standards:

•	An “executive officer” means an “officer” for the purposes of Rule 16a-1(f) under the Securities Exchange Act of 1934.

•

An “immediate family member” includes a person’s spouse, parents, children, siblings, mothers and fathers-in-law, sons and daughters-in-law, brothers and sisters-in-law, and anyone (other than tenants and domestic employees) who shares such person’s home. When applying the three-year look-back provisions above, the Company need not consider individuals who are no longer immediate family members as a result of legal separation or divorce, or those who have died or become incapacitated.

Directors have an affirmative obligation to inform the Board of any material changes in their circumstances or relationships that may impact their designation by the Board as “independent.” This obligation includes all business relationships between, on the one hand, directors or members of their immediate family, and, on the other hand, the Company and its affiliates or members of senior management and their affiliates, whether or not such business relationships are subject to any other approval requirements of the Company.

Annex B

POLICY AND PROCEDURE FOR STOCKHOLDER NOMINATIONS TO THE BOARD

1.	The Nominating and Corporate Governance Committee will consider director candidates recommended by stockholders for open positions on the Board. This policy addresses the consideration of director candidates recommended by stockholders for nomination by the Board.

2.	Recommendations should be submitted to the Secretary of the Corporation in writing, along with a statement signed by the candidate acknowledging that:

a.	the candidate, if elected, will serve as a director of the Corporation and will represent all stockholders of the Corporation in accordance with applicable laws and the Corporation’s charter and by-laws; and

b.	the candidate, if elected, will comply with the Corporation’s Code of Conduct for Directors, Corporate Governance Guidelines, and any other applicable rule, regulation, policy or standard of conduct applicable to the Board of Directors and its individual members.

In addition, each candidate must submit a fully completed and signed Questionnaire for Directors and Officers on the Corporation’s standard form and provide any additional information requested by the Corporation, including any information that would be required to be included in a proxy statement in which the candidate is named as a nominee for election as a director and information showing that the candidate meets the Board’s qualifications for nomination as a director and for service on the committees of the Board. Also, a candidate must be available for interviews with members of the Corporation’s Board as provided in the Corporation’s process for identifying and evaluating nominees for director.

3.	In addition to the information to be provided by the candidate, at the time of submitting the recommendation, the stockholder making the recommendation should submit the following information in writing:

a.	the name and address of the stockholder as they appear in the Corporation’s books and the class and number of shares of the Corporation’s stock held beneficially and of record by the stockholder; and

b.	a description of all arrangements or understandings among the stockholder and the candidate and any other persons (naming them) pursuant to which the recommendation is being made by the stockholder.

4.	A stockholder who wishes to recommend a candidate for election as a director at the next annual meeting of stockholders must submit the information described in items 2 and 3 above for receipt by the Secretary of the Corporation sufficiently in advance of the Board’s approval of nominations for the Annual Meeting to permit the Nominating and Corporate Governance Committee and the Board to complete its evaluation of the candidate, which will generally be no later than 120 days prior to the first anniversary of the Corporation’s previous annual meeting of stockholders.

5.	Candidates who are recommended by a stockholder at a time when there are no open positions on the Board and are considered qualified candidates by the Nominating and Corporate Governance Committee may be placed on the rolling list of candidates for open Board positions maintained by that Committee, generally for a period of up to 24 months from the date that the recommendation was received by the Secretary of the Corporation.

6.	Candidates recommended by stockholders will be evaluated by the Nominating and Corporate Governance Committee on the same basis as candidates identified by other means, including consideration of the qualifications for nomination to the Board most recently approved by the Board.

7.	Any director nomination submitted by a stockholder for presentation by the stockholder at an annual or special meeting of stockholders must be made in accordance with the advance notice requirements contained in Section 2.12 of the Corporation’s by-laws.

B-1

Annex C

QUALIFICATIONS FOR NOMINATION TO THE BOARD

The Nominating and Corporate Governance Committee will consider the following factors, at a minimum, in recommending to the Board potential new Board members or the continued service of existing members:

1.	Directors should be of the highest ethical character and share the values of Sealed Air Corporation as reflected in its Code of Conduct.

2.	Directors should be highly accomplished in their respective fields, with superior credentials and recognition.

3.	In selecting Directors, the Board should seek to achieve a mix of Board members that enhances the diversity of background, skills and experience on the Board, including with respect to age, gender, international background, ethnicity and specialized experience.

4.	Each Director should have relevant expertise and experience and be able to offer advice and guidance to the chief executive officer based on that expertise and experience.

5.	In selecting Directors, the Board should generally seek active and former executives of public companies and of other complex organizations, including government, educational and other not for profit institutions, or persons with specialized expertise in a discipline that is relevant to service as a Director of Sealed Air Corporation.

6.	The majority of Directors should be independent under applicable listing standards, Board and Committee guidelines and any applicable legislation.

7.	Each Director should be “financially literate,” and some should be considered “financial experts” as described in applicable listing standards, legislation and Audit Committee or Board guidelines.

8.	Each Director should have sound business judgment, be able to work effectively with others, have sufficient time to devote to the affairs of the Company, and be free from conflicts of interest. Also, all Directors should be independent of any particular constituency and be able to represent all stockholders of the Company.

9.	Each new Director should confirm his or her willingness and ability to serve for a number of years as a Director prior to retirement from the Board, although the Board has not adopted a retirement age for Directors.

10.	The Nominating and Corporate Governance Committee will also consider any other factors related to the ability and willingness of a new member to serve or an existing member to continue his or her service.

C-1

APPENDIX D

2005 CONTINGENT STOCK PLAN

OF

SEALED AIR CORPORATION

As Proposed to be Amended on May 16, 2013

Section 1. Purpose. The purpose of the 2005 Contingent Stock Plan of Sealed Air Corporation is to assist the Corporation and its Subsidiaries in attracting and retaining employees and U.S.-based consultants of outstanding competence by providing an incentive that permits those employees and consultants responsible for the Corporation’s growth to share directly in that growth, to motivate those employees and consultants by means of appropriate incentives to achieve the Corporation’s long-range goals, and to further the identity of their interests with those of the stockholders of the Corporation.

Section 2. Definitions. Capitalized terms used in this Plan have the meanings specified in this Section 2:

“Award” means a grant to a Participant of Restricted Stock, Restricted Stock Units, Performance Share Units or a Cash Award, or any combination thereof.

“Award Grant” means the written agreement confirming an Award and setting forth the terms and conditions thereof. Award Grants need not be identical and shall not contain provisions inconsistent with provisions of the Plan.

“Board of Directors” means the Board of Directors of the Corporation.

“Cash Award” means an Award, subject to a Period of Restriction, that is granted to a participant under the Plan and provides for the right to receive cash as provided in the Award Grant, where the amount of such cash is measured by the Fair Market Value on the date that the Period of Restriction ends times the number of shares of Common Stock covered by the Cash Award.

“Cause” means any of the following as determined by the Committee: (i) an act of gross negligence or willful misconduct significantly injurious to the Corporation or any Subsidiary, (ii) gross dereliction of duties after notice to the Participant and failure to correct the deficiencies within a thirty (30) day period thereafter, or (iii) fraud in the Participant’s capacity as an employee or consultant.

“Change in Control” means, and shall be deemed to have occurred upon, any of the following events:

(1) Any Person becomes the beneficial owner (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 30% or more of the combined voting power of the Outstanding Voting Securities; provided, however, that, for purposes of this definition, the following acquisitions shall not constitute a Change in Control: (i) any acquisition directly from the Corporation, (ii) any acquisition by the Corporation, (iii) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Corporation or any Subsidiary, or (iv) any acquisition pursuant to a Corporate Transaction that complies with subsections (3)(A), (3)(B) and (3)(C) of this definition;

(2) Continuing Directors cease for any reason to constitute at least a majority of the Board of Directors;

(3) Consummation of a Corporate Transaction unless, following such Corporate Transaction, (A) all or substantially all of the individuals and entities that were the beneficial owners of the Outstanding Voting Securities immediately prior to such Corporate Transaction beneficially own, directly or indirectly, more than 50% of the then-outstanding combined voting power of the then-outstanding voting securities entitled to vote generally in the election of directors (or, for a non-corporate entity, equivalent governing body) of the entity resulting from such Corporate Transaction (including, without limitation, an entity that, as a result of such transaction, owns the Corporation or all or substantially all of the Corporation’s assets either directly or through one or more subsidiaries) in substantially the same proportions as their ownership of the Outstanding Voting Securities immediately prior to such Corporate Transaction, (B) no Person (excluding any corporation resulting from such Corporate Transaction or any employee benefit plan (or related trust) of the Corporation or such corporation resulting from such Corporate Transaction) beneficially owns, directly or indirectly, 30% or more of the combined voting power of the then-outstanding voting securities of such entity, except to the extent that such ownership existed prior to the Corporate Transaction, and (C) at least a majority of the members of the board of directors (or, for a non-corporate entity, equivalent governing body) of the entity resulting from such Corporate Transaction were Continuing Directors at the time of the execution of the initial agreement or of the action of the Board of Directors providing for such Corporate Transaction; or

(4) The stockholders of the Corporation give approval of a complete liquidation or dissolution of the Corporation.

Either the Committee or the Board of Directors, upon recommendation of the Committee, may terminate, amend, or modify this definition or determine that it does not apply to a specific transaction that would otherwise be a Change in Control at any time prior to the date of a Change in Control. The provisions and application of this definition may not be terminated, amended or modified and the Committee may not waive its application to a specific transaction, however, on or after the date of a Change in Control to affect adversely any Award theretofore granted under the Plan without the written consent of each Participant with respect to such Awards made to such Participant.

“Code” means the Internal Revenue Code of 1986, as amended.

“Committee” means the Organization and Compensation Committee of the Board of Directors described in Section 4 or any committee or other person or persons designated by the Board of Directors to administer the Plan.

“Common Stock” means the Corporation’s authorized Common Stock, par value $0.10 per share, except as this definition may be modified as provided in Section 13.

“Consultant” means an individual who is a consultant to the Corporation or a Subsidiary and who resides in the United States of America.

“Continuing Director” means a director of the Corporation who is serving as such on the Effective Date and any person who is approved as a nominee or elected to the Board of Directors by a majority of the Continuing Directors who are then members of the Board of Directors of the Corporation, but excluding, for this purpose, any such person whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consent by or on behalf of a Person other than the Board of Directors.

“Corporate Transaction” means a reorganization, merger, statutory share exchange, consolidation, sale of all or substantially all of the Corporation’s assets, or the acquisition of assets or stock of another entity by the Corporation, or other corporate transaction involving the Corporation or any of its Subsidiaries.

“Corporation” means Sealed Air Corporation, a Delaware corporation, or any successor thereto.

“Date of Termination” means the first day occurring on or after the date of grant of an Award on which the Participant is not performing services as an Employee or Consultant, regardless of the reason for the cessation of services; provided that a cessation of services shall not be deemed to occur by reason of a transfer of a Participant between the Corporation and a Subsidiary or between two Subsidiaries; and further provided that a Participant’s services shall not be considered terminated while the Participant is on an approved leave of absence from the Corporation or a Subsidiary.

“Director” means any member of the Board of Directors who is not an Employee.

“Disability” shall mean permanent and total disability as determined in each case by the Committee in its discretion, which determination shall be final. Notwithstanding the foregoing, for any Awards that constitute nonqualified deferred compensation within the meaning of Section 409A(d) of the Code and provide for an accelerated payment in connection with any Disability, Disability shall have the same meaning as set forth in any regulations, revenue procedure, revenue rulings or other pronouncements issued by the Secretary of the United States Treasury pursuant to Section 409A of the Code, applicable to such arrangements.

“Effective Date” shall have the meaning set forth in Section 23.

“Employee” means any employee of the Corporation or a Subsidiary who is receiving remuneration for personal services rendered to the Corporation or Subsidiary, including any such person who is an officer of the Corporation or Subsidiary, other than (1) solely as a director of the Corporation or a Subsidiary, (2) as a consultant, (3) as an independent contractor, (4) as an individual who is a “leased employee” within the meaning of Code section 414(n), or (5) any other individual engaged by the Corporation or Subsidiary in a relationship that the Corporation in its sole discretion characterizes as other than an employment relationship or who has waived his rights to coverage as an employee.

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

“Fair Market Value” as of any specified date means the closing sale price of the Common Stock on the New York Stock Exchange – Composite Tape on such date or, if there are no sales on such date, on the next preceding day on which there are sales. If the Common Stock ceases to be listed on the NYSE, Fair Market Value shall be determined in such manner as shall be selected by the Committee.

“Good Reason” means a termination of employment by a Participant who is an employee of the Corporation or any Subsidiary in connection with any of the following: (i) a material diminution in the Participant’s annual cash compensation opportunity (comprised of base salary and target annual bonus opportunity), (ii) a material diminution in the Participant’s authorities, duties or responsibilities or (iii) a material change in the geographic location at which the Participant is required to perform services (other than a change in location as the result of the completion of a temporary assignment at another location); provided, however, that (A) the Participant provides notice to the Corporation of the existence of such condition within ninety (90) days after the existence of such condition first arose, (B) the Corporation fails to correct such condition within thirty (30) days after such notice and (C) the Participant terminates employment within one year after such condition first arose.

“NYSE” means the New York Stock Exchange.

“Outstanding Voting Securities” means the outstanding voting securities of the Corporation entitled to vote generally in the election of directors.

“Participant” means an Employee or Consultant selected by the Committee to receive an Award.

“Performance-Based Exception” means the performance-based exception set forth in Code section 162(m)(4)(C) from the deductibility limitations of Code section 162(m).

“Performance Goal” means a target based on Performance Measures that is established by the Committee in connection with an Award of Performance Share Units; Performance Goals may be established on a corporate-wide basis or with respect to one or more business units, divisions, or Subsidiaries, and may be in either absolute terms or relative to the performance of one or more comparable companies or an index covering multiple companies.

“Performance Measures” means criteria established by the Committee relating to any of the following: growth in net sales; gross profit; operating profit; net earnings; measures of cash flow; measures of expense control; improvement in management of working capital items (inventory, accounts receivable or accounts payable); earnings before interest and taxes (commonly called EBIT); earnings before interest, taxes, depreciation and amortization (commonly called EBITDA); earnings per share; sales from newly-introduced products; successful completion of strategic acquisitions, joint ventures or other transactions; measures of product quality, safety, productivity, yield, customer satisfaction or reliability (on time and complete orders); measures of return on assets, return on invested capital or return on equity; shareholder value added (net operating profit after tax (NOPAT), excluding non-recurring items, less the Corporation’s cost of capital); the ratio of net sales to net working capital; share price; or any combination of the foregoing goals. Performance Measures may be applied by excluding the impact of charges, credits and related costs for restructurings, discontinued operations, extraordinary items, debt redemption or retirement, and the cumulative effects of accounting changes, each as defined by U.S. generally accepted accounting principles, and other unusual or non-recurring items as defined by the Committee when the goals are established.

“Performance Share Units” means an Award, subject to a Period of Restriction and achievement of Performance Goals, that is granted to a Participant under the Plan and provides for the right to receive a number of shares of Common Stock for each Performance Share Unit as specified in the Award Grant. Performance Share Units may be granted to Employees who are executive officers or key employees of the Corporation and its Subsidiaries.

“Period of Restriction” means the period during which the transfer of shares of Restricted Stock or any other Award made under the Plan is limited based on the passage of time and during which the Restricted Stock or any other Award made under the Plan may remain subject to a substantial risk of forfeiture, as provided in Section 7. Performance Share Units also remain subject to a substantial risk of forfeiture until the performance period has ended and the Committee has certified that the applicable Performance Goals have been achieved.

“Person” means an individual, entity or group within the meaning of Section 13(d)(3) or 14(d) (2) of the Exchange Act.

“Plan” means this 2005 Contingent Stock Plan of Sealed Air Corporation.

“Restricted Stock” means an Award of shares of Common Stock, subject to a Period of Restriction, that is granted to a Participant under the Plan. Unless and until any forfeiture of Restricted Stock, the Participant shall be entitled to receive cash dividends on such shares and shall be entitled to vote such shares.

“Restricted Stock Unit” means an Award, subject to a Period of Restriction, that is granted to a Participant under the Plan and provides for the right to receive one share of Common Stock for each Restricted Stock Unit, as specified in the Award Grant. The Committee may provide that Restricted Stock Units receive dividend equivalents payable in cash in the event that a record date for payment of cash dividends payable on outstanding shares of Common Stock occurs between the Participant’s execution of an Award Grant for Restricted Stock Units and the issuance of shares on account of such Restricted Stock Units following the end of the Period of Restriction.

“Securities Act” means the Securities Act of 1933, as amended.

“Subsidiary” means any corporation, limited liability company, partnership, joint venture or other entity during any period in which at least a 50% voting or profits interest is owned, directly or indirectly, by the Corporation, and any other business venture designated by the Committee in which the Corporation has a significant interest, as determined in the discretion of the Committee.

Section 3. Stock Available. The aggregate number of shares of Common Stock that may be issued to Participants pursuant to Awards granted under the Plan is the sum of (A) 5,000,000 shares plus (B) effective upon approval of the Corporation’s stockholders at the 2008 Annual Meeting of Stockholders, 3,000,000 shares plus (C) effective upon approval of the Corporation’s stockholders at the 2011 Annual Meeting of Stockholders, 4,000,000 shares, in each case subject to adjustment in accordance with the provisions of Section 13. If any Common Stock issued under the Plan is reacquired by the Corporation due to a forfeiture described in Section 7 or reacquired or withheld in satisfaction of tax withholding with respect to an Award, such shares of Common Stock will again become available for Awards under the Plan. Any shares of Common Stock related to Awards that terminate by forfeiture, cancellation, or otherwise without the issuance of such shares shall again be available for Awards under the Plan. Cash Awards, which are paid in cash, do not count against the total amount of Common Stock that may be issued under the Plan, provided that Cash Awards may not be made during any calendar year measured in the aggregate by more than 100,000 shares of Common Stock. The maximum number of shares of Common Stock that may be issued to an Employee with respect to Performance Share Units during any calendar year is one-half of one percent (0.5%) of the issued and outstanding shares of the Corporation’s Common Stock on January 1 of such calendar year. Shares issued under the Plan may be original issue shares, shares held in treasury, or shares reacquired by the Corporation under corporate repurchase programs, as determined by the Chief Executive Officer of the Corporation (or the Chief Executive Officer’s designee) from time to time, unless otherwise determined by the Committee.

Section 4. Administration. The Plan shall be administered by the Committee, which shall be composed of not less than three Directors chosen from time to time by the Board of Directors. No Director shall be eligible or continue to serve as a member of the Committee unless such person has been determined to be an “independent director” under applicable stock exchange standards and is an “outside director” within the meaning of regulations under Code section 162(m) and a “non-employee director” within the meaning of Exchange Act Rule 16b-3. In addition to the powers granted to the Committee as elsewhere set forth in the Plan and subject to the terms and conditions of the Plan, the Committee is authorized to interpret the Plan, to adopt and revise rules and regulations relating to the Plan and the conduct of the business of the Committee, and to take all actions and make all determinations that it believes necessary or advisable for the operation and administration of the Plan. All decisions and determinations by the Committee with respect to the Plan shall be final, binding and conclusive upon all parties, including the Corporation, its stockholders, Employees, Consultants, Participants and their estates and beneficiaries. No member of the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any Award made under the Plan. The Committee may delegate any of its duties and powers hereunder to the extent permitted by applicable law.

Section 5. Terms, Conditions and Form of Award Grants. The Committee shall have exclusive authority, except as otherwise limited by the Plan, to select the Employees and Consultants to be granted Awards, to grant all Awards, to determine the time or times at which Awards will be granted and the type of Awards to be granted, to condition the grant of Awards to specific Participants upon achievement of performance measures under any other plan or program adopted by the Corporation, to determine the number of shares of Common Stock to be covered by an Award, to determine the time or times for the grant of Awards, to determine the limitations, restrictions and conditions applicable to each Award, to prescribe the form or forms of Award Grants (which need not be identical), and to have full authority with respect to all other matters relating to the Plan except those matters as are expressly reserved herein to the stockholders of the Corporation. In making determinations relating to Awards, the Committee may consult with and take into account the recommendations of the Chief Executive Officer of the Corporation with respect to Awards made to other Employees and Consultants. The Committee may also take into account the nature of the services rendered by such Employees and Consultants, their present and potential contributions to the Corporation’s success and such other factors as the Committee in its sole discretion shall deem relevant. Awards need not be uniform among Participants. The receipt of an Award by a Participant shall not entitle that Participant to receive an Award in the future. The Committee shall inform the appropriate officers of the Corporation of its determinations, and such officers shall inform the Participant to whom an Award has been made of the grant of such Award. The Committee may authorize any officer of the Corporation to provide or enter into Award Grants or other agreements on behalf of the Corporation and to take all other action necessary or desirable to effectuate the determinations of the Committee.

Section 6. Acceptance and Non-Transferability of Awards. A Participant who has been granted an Award must accept the Award in accordance with such procedures as the Committee may establish from time to time, including the acceptance of the Award Grant documentation and any additional documentation that may be required. No Award shall be transferable by a Participant.

Section 7. Period of Restriction. Each Award Grant shall specify the applicable Period of Restriction. Notwithstanding any provision of the Plan to the contrary, any Award that vests solely on the basis of the passage of time (e.g., not on the basis of any performance standards) shall not vest more quickly than ratably over the three (3) year period ending on the third anniversary of the Award grant date, except that the Award may vest sooner under any of the following circumstances as more specifically set forth in the applicable Award Grant: (i) the Participant’s death, (ii) the Participant’s Disability, (iii) a Participant’s termination of employment with the Corporation and its Subsidiaries within two (2) years following a Change in Control either (A) by the Corporation without Cause or (B) by the Participant for Good Reason, or (iv) in connection with establishing the terms and conditions of employment of a Participant necessary for the recruitment of the Participant or as the result of a business combination or acquisition by the Corporation or any of its Subsidiaries. The provisions of the preceding sentence shall not apply to any Award of Restricted Stock or Restricted Stock Units that is made to a Participant as a portion of the Participant’s annual incentive compensation as part of the “stock leverage opportunity” under the Corporation’s Annual Incentive Plan, or any similar plan or program as determined by the Committee applicable to any Participant. In addition, the Committee may affirmatively determine not to seek forfeiture of an Award as to all or part of the shares subject thereto and to permit such Award either to be paid immediately (in whole or in part) or to continue to vest during the remainder of the original Period of Restriction subject to satisfaction of conditions specified by the Committee, which determination must be made no later than 90 days following the Participant’s Date of Termination. Any such determination shall be communicated to the Chief Executive Officer or other appropriate officer of the Corporation, who shall be authorized to take any and all action necessary to effectuate such decision.

Section 8. Performance Share Units. The Committee may make Awards consisting of Performance Share Units containing such terms and conditions and subject to such restrictions and contingencies as the Committee shall determine, subject to the terms of the Plan. Performance Share Units shall be conditioned on the achievement of Performance Goals, based on one or more Performance Measures, as determined by the Committee, over a performance period not less than one year prescribed by the Committee. For Performance Share Units made to Employees that are designed to qualify for the Performance-Based Exception, the grant of the Performance Share Units and the determination of Performance Goals shall be made by the Committee during the applicable periods required under Code section 162(m) and the Committee shall certify achievement of the applicable Performance Goals prior to issuance of shares under each Award of Performance Share Units as required under Code section 162(m). With respect to Awards of Performance Share Units that are designed to qualify for the Performance-Based Exception, the Committee shall have the discretion to adjust the Awards downward but not upward. If a Change in Control occurs after a Performance Share Unit has been granted but before completion of the performance period, and if the Participant’s employment with the Corporation and its Subsidiaries is terminated within two (2) years following the Change in Control either (A) by the Corporation without Cause or (B) by the Participant for Good Reason, then:

(x)	the target payout opportunities attainable under such Award shall be deemed to have been fully earned as of the date of termination based upon the greater of: (I) an assumed achievement of all relevant performance goals at the “target” level, or (II) the actual level of achievement of all relevant performance goals against target as of the Corporation’s fiscal quarter end preceding the Change in Control, and

(y)	based on such amount, there shall be a pro rata payout to the Participant within thirty (30) days following the date of termination of employment based upon the length of time within the performance period that has elapsed prior to the date of termination of employment.

Section 9. Issuance of Shares of Common Stock to Participants. All shares of Common Stock issued as Restricted Stock under the Plan shall, so long as the Period of Restriction imposed by the Plan remains in effect, be represented by certificates with restrictive legends and shall be subject to stop-transfer orders. Any certificate representing shares of Restricted Stock for which the Period of Restriction remains in effect shall be held in custody by the Corporation. Participants may be required to execute stock powers or other similar instruments in order to facilitate the return to the Corporation of Restricted Stock upon forfeiture. Upon the forfeiture of any Restricted Stock, such shares of Common Stock represented by the Restricted Stock shall be transferred to the Corporation without further action by the Participant, unless the Committee in its sole discretion determines not to seek forfeiture of the Award in whole or in part. When (i) the Period of Restriction has ended (or the Committee has determined not to seek forfeiture following the Date of Termination of the Participant) with respect to an Award of Restricted Stock, Restricted Stock Units or

Performance Shares Units, (ii) all other conditions and contingencies have been satisfied with respect to an Award of Performance Share Units and (iii) the Participant has complied with any tax withholding requirement described in Section 18, then the Participant may obtain from the Corporation a certificate or certificates or a statement from the Corporation representing such shares in book entry form, free of all restrictions except those that may be imposed by law.

Section 10. Government and Other Regulations and Restrictions. The obligation of the Corporation to issue Common Stock under the Plan shall be subject to all applicable laws, rules and regulations and to such approvals by governmental agencies as may be required.

Section 11. Registration of Shares. The Corporation shall be under no obligation to register any shares of Common Stock under the Securities Act. However, an Award Grant may make appropriate and reasonable provision for the registration of Common Stock acquired thereunder. The Corporation, at its election, may undertake to pay all fees and expenses of each such registration, other than an underwriter’s commission, if any.

Section 12. No Rights in Common Stock. No Participant shall have any interest in or be entitled to any voting rights or dividends or other rights or privileges of stockholders of the Corporation with respect to any shares of Common Stock unless, and until, shares of Common Stock are actually issued to such Participant following execution of an Award Grant and, for an Award of Restricted Stock Units or Performance Share Units, after the end of the Period of Restriction and, if applicable, upon the Committee’s certification of achievement of any Performance Goals and other conditions established by the Committee, and then only from the date the Participant becomes the record owner thereof.

Section 13. Adjustments. In the event of any change in corporate capitalization, such as a stock dividend, split-up, combination of shares, or reclassification, or a corporate transaction, such as a merger, consolidation, separation, including a spin-off, or other distribution of stock or property of the Corporation, any reorganization, or any partial or complete liquidation of the Corporation, such adjustment shall be made in the number and class of shares that may be issued under the Plan and in the number and class of and/or price of shares subject to outstanding Awards granted under the Plan as may be determined to be appropriate and equitable by the Committee, in its sole discretion, to prevent dilution or enlargement of rights.

Section 14. Successors. The provisions of the Plan shall be binding upon and inure to the benefit of all successors of any person receiving Common Stock of the Corporation under the Plan, including, without limitation, the estate of such person and the executors, administrators or trustees thereof, the heirs and legatees of such person, and any receiver, trustee in bankruptcy or representative of creditors of such person.

Section 15. Corporation’s Right to Terminate Employment. Nothing contained in the Plan or in any Award Grant shall confer upon any Participant a right to continue in the employ of or as a consultant to the Corporation or a Subsidiary or interfere in any way with the right of the Corporation or a Subsidiary to terminate the employment of any Employee or the consulting relationship of any Consultant at any time, whether with or without cause.

Section 16. Effect on Compensation. Awards received by Participants shall not be deemed a part of any Participant’s compensation for purposes of determining such Participant’s payments or benefits under any benefit plan, severance program, or severance pay law of the Corporation, any Subsidiary or any country.

Section 17. Plan Unfunded. The Plan shall be unfunded. The Corporation will not create any trust or separate fund in connection with the Plan. Neither the Corporation nor any of its Subsidiaries shall have any obligation to set aside funds or segregate assets to ensure the payment of any Award. The Plan shall not establish any fiduciary relationship between the Corporation, any of its Subsidiaries and any Participant or other person. To the extent any person holds any rights by virtue of an Award under the Plan, such right shall be no greater than the right of an unsecured general creditor of the Corporation and its Subsidiaries.

Section 18. Tax Withholding. Each Award Grant incident to the Plan shall make appropriate provisions for the withholding of any federal, state or local taxes and any other charges that may be required by law to be withheld by reason of an Award, the issuance of Common Stock under the Plan or the reacquisition of such Common Stock by the Corporation. The Corporation may cause all or any portion of any tax withholding obligation or other charges described in the preceding sentence to be satisfied by the Corporation withholding from the shares of Common Stock covered by an Award a number of shares (rounded down to the nearest whole share) with an aggregate Fair Market Value on the date that such withholding obligation arises equal to the aggregate amount of such taxes and other charges. Regardless of any other provision of the Plan, the Corporation may refuse to issue or to deliver to the Participant certificates or a book entry statement representing shares covered by an Award until the Participant to whom the Award was made complies with any withholding obligation.

Section 19. Action by Corporation. Neither the existence of the Plan nor the issuance of Common Stock pursuant thereto shall impair the right of the Corporation or its stockholders to make or effect any adjustments, recapitalizations or other change in the Common Stock referred to in Section 13, any change in the Corporation’s business, any issuance of debt obligations or stock by the Corporation or any grant of options on stock of the Corporation.

Section 20. Termination and Amendment of the Plan. The Committee shall have complete power and authority to amend, suspend or terminate the Plan and, if suspended, reinstate any and all provisions of the Plan except that without further approval of the stockholders of the Corporation and except as otherwise provided in Section 13, the number of shares available for issuance under the Plan and the class of individuals eligible for Awards shall not be expanded. In addition, the Corporation will obtain approval of the stockholders of the Corporation of any amendment to the Plan for which the Exchange Act or the rules of the NYSE requires approval by the stockholders of the Corporation or to the extent the Committee otherwise determines that stockholder approval is required under applicable law. The Plan shall have a term of ten years from its Effective Date, provided, that the Plan shall terminate earlier if no additional shares of Common Stock remain available for Awards under the Plan. In the event of Plan termination or expiration, any then-outstanding Award shall remain in effect under the terms of its Award Grant.

Section 21. Foreign Jurisdictions. The Committee may, from time to time, adopt, amend and terminate under the Plan such arrangements, not inconsistent with the intent of the Plan, as it may deem necessary or desirable to make available tax or other benefits of laws of any foreign jurisdiction to Participants who are subject to such laws and who receive Awards under the Plan.

Section 22. Applicable Law. The Plan shall be construed, administered, regulated and governed in all respects under and by the laws of the United States to the extent applicable, and to the extent such laws are not applicable, by the laws of the state of Delaware.

Section 23. Effective Date. The Plan shall become effective as of May 20, 2005, (the “Effective Date”) if it is approved by vote of the stockholders of the Corporation at the 2005 Annual Meeting of Stockholders. On and after the Effective Date, no Awards shall be granted under the Contingent Stock Plan of Sealed Air Corporation.

Section 24. Compliance With Code Section 409A. It is not intended that Awards under the Plan shall be subject to the requirements of Code Section 409A because Awards generally will be payable as soon as administratively practicable after the Award becomes vested. However, to the extent that Code Section 409A does apply to an Award, the Plan is intended to comply with Code Section 409A, and official guidance issued thereunder. Notwithstanding any provision of the Plan to the contrary, the Plan shall be interpreted, operated and administered consistent with this intent. “In that regard, and notwithstanding any provision of the Plan to the contrary, the Corporation reserves the right to amend the Plan or any Award granted under the Plan, by action of the Committee, without the consent of any affected Participant, to the extent deemed necessary or appropriate for purposes of maintaining compliance with Code Section 409A and the regulations promulgated thereunder. In addition, any payments under the Plan of an amount that is deferred compensation under Code Section 409A in connection with a Participant’s termination of employment shall not be made earlier than six (6) months after the Date of Termination to the extent required by Code Section 409A(a)(2)(B)(i).”

ANNEX E

SEALED AIR CORPORATION

PERFORMANCE-BASED COMPENSATION PROGRAM

(as proposed to be amended for on May 16, 2013)

In order to entitle Sealed Air Corporation (the “Corporation”) to deduct for U.S. income tax purposes the compensation expense resulting from certain performance-based compensation provided to certain officers and other eligible employees (as defined below) pursuant to awards under the Corporation’s 2005 Contingent Stock Plan or under annual cash bonus arrangements, the following are the terms under which such awards may be granted to such eligible employees as provided in Internal Revenue Code Section 162(m) and the regulations thereunder, as the same may be amended from time to time (“Section 162(m)”):

I.  Eligible Employees:

The class of employees eligible for awards under this program (“eligible employees”) consists of the chief executive officer of the Corporation, the other four most highly compensated executive officers of the Corporation, and other officers and key employees of the Corporation or any of its subsidiaries selected by the committee of the Board of Directors (the “Committee”) that is authorized by the Board of Directors to establish and administer performance goals under this program. The Committee will be comprised of “outside directors” as that term is defined in Section 162(m).

II.  Performance-based Awards of Common Stock:

Performance-based awards payable in shares of the Corporation’s Common Stock under the 2005 Contingent Stock Plan of Sealed Air Corporation or a successor plan can be made based upon achievement of pre-established objective goals during a performance period (which may be the calendar year) established by the Committee, consistent with the requirements of Section 162(m). If such goals are achieved, then an eligible employee may be granted one or more awards payable in shares of Common Stock under the 2005 Contingent Stock Plan during the 12-month period following the performance period in an aggregate amount up to the pre-established award level. For purposes of clarification only, performance-based awards of common stock under this Performance-Based Compensation Program do not include “Performance Share Units,” which are separately addressed under the terms of the 2005 Contingent Stock Plan.

The maximum amount of performance-based awards payable in shares of the Corporation’s Common Stock under the 2005 Contingent Stock Plan to any eligible employee under this program during any 12-month period may not exceed one-half of one percent (0.5%) of the issued and outstanding shares of the Corporation’s Common Stock at the beginning of such period. The Committee retains the sole and exclusive discretion to set pre-established award levels for awards under the Corporation’s 2005 Contingent Stock Plan at an amount less than the maximum level specified in the prior sentence and to reduce (including a reduction to zero) any award payable in shares of Common Stock under the 2005 Contingent Stock Plan that is otherwise payable under the program.

III.  Performance-based Awards of Cash:

Performance-based awards of cash under the Corporation’s annual cash bonus arrangements can be made to eligible employees based upon achievement of pre-established objective goals during a calendar year performance period. If such goals are achieved, the eligible employee may be granted an annual cash bonus for such year in an amount of up to the greater of one percent (1%) of the Corporation’s net earnings for that fiscal year or $2 million, provided, however, that the Committee in its sole and exclusive discretion may reduce (including a reduction to zero) any award to be made in cash to any eligible employee that is otherwise payable under the program for such year. At the sole and exclusive discretion of the Committee, an annual cash bonus may be paid although such goals have not been achieved if the eligible employee dies or becomes disabled during the performance period or a “change in control” (as defined in the 2005 Contingent Stock Plan) occurs during the performance period.

IV.  Pre-established Objective Goals:

A. Performance-based awards under this program will require attainment of objective, pre-established goals based on one or more of the following criteria: growth in net sales; gross profit; operating profit; net earnings; measures of cash flow; measures of expense control; improvement in management of working capital items (inventory, accounts receivable or accounts payable); earnings before interest and taxes (commonly called EBIT); earnings before interest, taxes, depreciation and amortization (commonly called EBITDA); earnings per share; sales from newly-introduced products; successful completion of strategic acquisitions, joint ventures or other transactions; measures of product quality, safety, productivity, yield or reliability (on time and complete orders); measures of return on assets, return on invested capital or return on equity; shareholder value added (net operating profit after tax (NOPAT), excluding non-recurring items, less the Corporation’s cost of capital); and the ratio of net sales to net working capital; share price; or any combination of the foregoing goals. Goals may be established on a corporate-wide basis or with respect to one or more business units, divisions or subsidiaries, and may be either in absolute terms or relative to the performance of one or more comparable companies or an index covering multiple companies. For the purpose of determining whether a goal has been attained, the Committee may exclude the impact of charges, credits and related costs for restructurings, discontinued operations, extraordinary items, debt redemption or retirement, and the cumulative effects of accounting changes, each as defined by generally accepted accounting principles, and other unusual or non-recurring items as defined by the Committee when the goals are established.

B. Pre-established goals and award levels will be established by the Committee in writing during the first 90 days of the performance period (or during the first 25% of the performance period if the performance period is less than a year), provided that the outcome is substantially uncertain at the time the Committee establishes the goal. Except as specified in this program, performance goals may not be changed once set. No awards under the 2005 Contingent Stock Plan or cash payments will be made until the Committee has certified that the performance goals have been met.

V.  Additional Provisions:

A. The limits on awards made under the 2005 Contingent Stock Plan and in cash are cumulative, that is, the Corporation may grant to any eligible employee in any year awards up to the specified limits both for Common Stock and for cash. While the limits are annual, performance-based awards need not be made every year, and the Committee shall have the discretion to determine the intervals between successive performance-based awards.

B. In the event of any change in the Corporation’s capitalization, such as through a stock split, stock dividend, recapitalization, merger or consolidation, appropriate adjustments will be made by the Board of Directors to the maximum amount of performance-based awards payable in shares of the Corporation’s Common Stock during any 12-month period to an eligible employee, to the pre-established award level for any award payable in shares of the Corporation’s Common Stock, to the amount of any performance-based award payable in shares of the Corporation’s Common Stock that has been approved by the Committee before such change occurred but not yet made as of such change, and to any pre-established goal that is based upon the Corporation’s capitalization, such as earnings per share.

C. The Committee shall be entitled at its discretion to approve awards under the 2005 Contingent Stock Plan, cash bonuses or compensation under any other compensation plan or arrangement that does not meet the requirements of Section 162(m) and thus may be partly or fully non-deductible by the Corporation for U.S. income tax purposes.

D. Except as provided above and subject to the stockholder approval requirements of Section 162(m), the Committee shall have complete power and authority to amend, suspend or terminate any or all terms of the performance-based compensation program, except that it may not alter performance goals or increase pre-established award levels once they have been established for a performance period. The Committee shall have full authority to administer the performance-based compensation program and to interpret the program’s terms and establish rules for the administration of the program, although the Committee may consider recommendations from the Chief Executive Officer of the Corporation or from directors who are not members of the Committee. The Committee’s determinations under the program shall be final.

E. An eligible employee’s rights and interests under the program may not be assigned or transferred by the eligible employee. To the extent an eligible employee acquires a right to receive an award under the program, such right shall be no greater than the right of any unsecured general creditor of the Corporation. Nothing contained in the program shall be deemed to create a trust of any kind or any fiduciary relationship between the Corporation and an eligible employee. Designation as an eligible employee under the program shall not entitle the employee to continued employment with or, if applicable, continuation as an officer of the Corporation or any of its subsidiaries.

F. The program shall be construed and governed in all respects under the laws of the United States to the extent applicable and, to the extent such laws are not applicable, under the laws of the State of New Jersey.

The foregoing terms of the amended performance-based compensation program shall become effective as of the Corporation’s 2008 fiscal year, subject to the approval by the affirmative vote of a majority of votes cast by the stockholders of the Corporation at the 2008 annual meeting of stockholders.

DIRECTIONS TO THE ANNUAL MEETING OF STOCKHOLDERS

Hilton Woodcliff Lake

200 Tice Boulevard

Woodcliff Lake, New Jersey 07677

(201) 391-3600

Traveling North:

Follow Garden State Parkway North (toll road) to Exit 171. Left at traffic light off ramp onto Glen Rd. At traffic light turn right onto Chestnut Ridge Rd. At second traffic light make left onto Tice Blvd. Hotel is 1/2 mile down on the left.

Traveling South:

From I87/I287 (New York State Thruway), follow Garden State Parkway Extension South to Schoolhouse Rd Exit in NY (no exit number - last exit in New York). Turn left onto Schoolhouse Rd. Turn right at traffic light onto Summit Ave. Follow to Chestnut Ridge Rd and make a left. At the 4th traffic light make a right onto Tice Blvd. Hotel is 1/2 mile down on the left.

From the Airports:

John F. Kennedy International Airport:

Van Wyck Expwy to GC Parkway to Tri-Boro Bridge to Maj. Deegan Expwy to 95/GW Bridge. Rte 80W to Saddle Brook/Garden State Pkwy North to exit 171. Left at light, next light right onto Chestnut Ridge, 2nd light left Tice Blvd.

La Guardia Airport:

GC Parkway to Tri-Boro Bridge to Maj. Deegan Expwy to 95 GW Bridge. RT 80 W to Saddle Brook/Garden State Parkway exit. Garden State Parkway N. to exit 171. Left at light next light, right onto Chestnut Ridge, 2nd light left on Tice Blvd.

Newark International Airport:

Take 78 West out of airport to Garden State Parkway North. Follow GSP to Exit 171. Make a left off exit ramp. Continue to next light and turn right onto Chestnut Ridge Rd. Continue to second traffic light and make a left onto Tice Blvd.

002CSN9227

Electronic Voting Instructions

Available 24 hours a day, 7 days a week!

Instead of mailing your proxy, you may choose one of the voting methods outlined below to vote your proxy.

VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR.

Proxies submitted by the Internet or telephone must be received by 11:59 P.M., Eastern Time, on May 15, 2013.

Vote by Internet • Go to www.investorvote.com/SEE • Or scan the QR code with your smartphone • Follow the steps outlined on the secure website

Vote by telephone
• Call toll free 1-800-652-VOTE (8683) within the USA, US territories & Canada on a touch tone telephone
• Follow the instructions provided by the recorded message

Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas.	☒

▼ IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

A	The Board of Directors recommends a vote for Proposals 1 through 15. If no choice is specified, this proxy when properly signed and returned will be voted FOR Proposals 1 through 15. Please date and sign and return this proxy promptly.

+
PROPOSALS FOR THE SEALED AIR CORPORATION 2013 ANNUAL MEETING OF STOCKHOLDERS

			For	Against	Abstain				For	Against	Abstain				For	Against	Abstain

01	-	Election of Hank Brown as a Director.	☐	☐	☐	02	-	Election of Michael Chu as a Director.	☐	☐	☐	03	-	Election of Lawrence R. Codey as a Director.	☐	☐	☐

04	-	Election of Patrick Duff as a Director.	☐	☐	☐	05	-	Election of William V. Hickey as a Director.	☐	☐	☐	06	-	Election of Jacqueline B. Kosecoff as a Director.	☐	☐	☐

07	-	Election of Kenneth P. Manning as a Director.	☐	☐	☐	08	-	Election of William J. Marino as a Director.	☐	☐	☐	09	-	Election of Jerome A. Peribere as a Director.	☐	☐	☐

10	-	Election of Richard L. Wambold as a Director.	☐	☐	☐	11	-	Election of Jerry R. Whitaker as a Director.	☐	☐	☐	12	-	Approval of the amended 2005 Contingent Stock Plan of Sealed Air Corporation.	☐	☐	☐
13	-	Approval of the amended Performance-Based Compensation Program of Sealed Air Corporation.	☐	☐	☐	14	-	Advisory vote to approve our executive compensation.	☐	☐	☐	15	-	Ratification of the appointment of KPMG LLP as the independent registered public accounting firm for the year ending December 31, 2013.	☐	☐	☐
In accordance with the Proxy Committee’s discretion, upon such other matters as may properly come before the meeting.

B	Non-Voting Items

Change of Address — Please print your new address below.	Comments — Please print your comments below.	Meeting Attendance
		Mark the box to the right if you plan to attend the Annual Meeting.	☐

¢	1 U P X	+

01M5HF

Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to be held on May 16, 2013

Please note that the Company’s Notice of Annual Meeting of Stockholders, Proxy Statement for the Annual Meeting of Stockholders and 2012 Annual Report are available at http://proxyreport.sealedair.com.

▼  IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.  ▼

PROXY/VOTING INSTRUCTION CARD — SEALED AIR CORPORATION	+

2013 ANNUAL MEETING OF STOCKHOLDERS

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

The signer hereby appoints Jerome A. Peribere, Carol P. Lowe and Guy Chayoun, or a majority of them as shall act (or if only one shall act, then that one) (the “Proxy Committee”), proxies with power of substitution to act and vote at the 2013 Annual Meeting of Stockholders of Sealed Air Corporation (the “2013 Annual Meeting”) to be held at 10:00 a.m., Eastern Time, on May 16, 2013 at the Hilton Woodcliff Lake, 200 Tice Boulevard, Woodcliff Lake, New Jersey 07677 and at any adjournments thereof. The Proxy Committee is directed to vote as indicated on the reverse side and in their discretion upon any other matters that may properly come before the 2013 Annual Meeting.

If the signer is a participant in Sealed Air Corporation’s Profit-Sharing Plan or its 401(k) Thrift Plan and has stock of Sealed Air Corporation allocated to his or her account, the signer instructs the trustee of such plan to vote such shares of stock, in person or by proxy, in accordance with the instructions on the reverse side at the 2013 Annual Meeting and any adjournments thereof and in its discretion upon any other matters that may properly come before the 2013 Annual Meeting. The terms of each plan provide that shares for which no voting instructions are received will be voted in the same proportion as shares are voted for participants who provide voting instructions. The plan trustee will vote the allocated shares in each plan as directed by each participant who provides voting instructions to it before 11:59 p.m. (Eastern Time) on May 13, 2013.

The signer hereby revokes all proxies previously given by the signer to vote at the 2013 Annual Meeting and any adjournments and acknowledges receipt of Sealed Air Corporation’s Proxy Statement for the 2013 Annual Meeting.

The Board of Directors recommends a vote for Proposals 1 through 15. If no choice is specified, this proxy when properly signed and returned will be voted FOR Proposals 1 through 15. Please date and sign and return this proxy promptly.

THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS INDICATED ON THE REVERSE SIDE.

(Continued and to be marked, dated and signed, below)

C	Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below

NOTE: Please sign EXACTLY as name appears above. When signing on behalf of a corporation, estate, trust or other stockholder, please give its full name and state your full title or capacity or otherwise indicate that you are authorized to sign.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.

/ /

¢	IF VOTING BY MAIL, YOU MUST COMPLETE SECTIONS A - C ON BOTH SIDES OF THIS CARD.	+

Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas.	☒

▼  PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.  ▼

A	The Board of Directors recommends a vote for Proposals 1 through 15. If no choice is specified, this proxy when properly signed and returned will be voted FOR Proposals 1 through 15. Please date and sign and return this proxy promptly.	+

PROPOSALS FOR THE SEALED AIR CORPORATION 2013 ANNUAL MEETING OF STOCKHOLDERS

		For	Against	Abstain			For	Against	Abstain			For	Against	Abstain

01 -	Election of Hank Brown as a Director.	☐	☐	☐	02 -	Election of Michael Chu as a Director.	☐	☐	☐	03 -	Election of Lawrence R. Codey as a Director.	☐	☐	☐

04 -	Election of Patrick Duff as a Director.	☐	☐	☐	05 -	Election of William V. Hickey as a Director.	☐	☐	☐	06 -	Election of Jacqueline B. Kosecoff as a Director.	☐	☐	☐

07 -	Election of Kenneth P. Manning as a Director.	☐	☐	☐	08 -	Election of William J. Marino as a Director.	☐	☐	☐	09 -	Election of Jerome A. Peribere as a Director.	☐	☐	☐

10 -	Election of Richard L. Wambold as a Director.	☐	☐	☐	11 -	Election of Jerry R. Whitaker as a Director.	☐	☐	☐	12 -	Approval of the amended 2005 Contingent Stock Plan of Sealed Air Corporation.	☐	☐	☐

13 -	Approval of the amended Performance-Based Compensation Program of Sealed Air Corporation.	☐	☐	☐	14 -	Advisory vote to approve our executive compensation.	☐	☐	☐	15 -	Ratification of the appointment of KPMG LLP as the independent registered public accounting firm for the year ending December 31, 2013.	☐	☐	☐
In accordance with the Proxy Committee’s discretion, upon such other matters as may properly come before the meeting.

¢	1 U P X	+

01M5IF

Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to be held on May 16, 2013

Please note that the Company’s Notice of Annual Meeting of Stockholders, Proxy Statement for the Annual Meeting of Stockholders and 2012 Annual Report are available at http://proxyreport.sealedair.com.

▼  PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.  ▼

PROXY/VOTING INSTRUCTION CARD — SEALED AIR CORPORATION	+

2013 ANNUAL MEETING OF STOCKHOLDERS

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

The signer hereby appoints Jerome A. Peribere, Carol P. Lowe and Guy Chayoun, or a majority of them as shall act (or if only one shall act, then that one) (the “Proxy Committee”), proxies with power of substitution to act and vote at the 2013 Annual Meeting of Stockholders of Sealed Air Corporation (the “2013 Annual Meeting”) to be held at 10:00 a.m., Eastern Time, on May 16, 2013 at the Hilton Woodcliff Lake, 200 Tice Boulevard, Woodcliff Lake, New Jersey 07677 and at any adjournments thereof. The Proxy Committee is directed to vote as indicated on the reverse side and in their discretion upon any other matters that may properly come before the 2013 Annual Meeting.

If the signer is a participant in Sealed Air Corporation’s Profit-Sharing Plan or its 401(k) Thrift Plan and has stock of Sealed Air Corporation allocated to his or her account, the signer instructs the trustee of such plan to vote such shares of stock, in person or by proxy, in accordance with the instructions on the reverse side at the 2013 Annual Meeting and any adjournments thereof and in its discretion upon any other matters that may properly come before the 2013 Annual Meeting. The terms of each plan provide that shares for which no voting instructions are received will be voted in the same proportion as shares are voted for participants who provide voting instructions. The plan trustee will vote the allocated shares in each plan as directed by each participant who provides voting instructions to it before 11:59 p.m. (Eastern Time) on May 13, 2013.

The signer hereby revokes all proxies previously given by the signer to vote at the 2013 Annual Meeting and any adjournments and acknowledges receipt of Sealed Air Corporation’s Proxy Statement for the 2013 Annual Meeting.

The Board of Directors recommends a vote for Proposals 1 through 15. If no choice is specified, this proxy when properly signed and returned will be voted FOR Proposals 1 through 15. Please date and sign and return this proxy promptly.

THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS INDICATED ON THE REVERSE SIDE.

(Continued and to be marked, dated and signed, below)

B	Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below

NOTE: Please sign EXACTLY as name appears above. When signing on behalf of a corporation, estate, trust or other stockholder, please give its full name and state your full title or capacity or otherwise indicate that you are authorized to sign.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.

/ /

¢	IF VOTING BY MAIL, YOU MUST COMPLETE SECTIONS A - B ON BOTH SIDES OF THIS CARD.	+

Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas.	☒

▼  PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.  ▼

A	The Board of Directors recommends a vote for Proposals 1 through 15. If no choice is specified, this proxy when properly signed and returned will be voted FOR Proposals 1 through 15. Please date and sign and return this proxy promptly.	+

PROPOSALS FOR THE SEALED AIR CORPORATION 2013 ANNUAL MEETING OF STOCKHOLDERS

		For	Against	Abstain			For	Against	Abstain			For	Against	Abstain

01 -	Election of Hank Brown as a Director.	☐	☐	☐	02 -	Election of Michael Chu as a Director.	☐	☐	☐	03 -	Election of Lawrence R. Codey as a Director.	☐	☐	☐

04 -	Election of Patrick Duff as a Director.	☐	☐	☐	05 -	Election of William V. Hickey as a Director.	☐	☐	☐	06 -	Election of Jacqueline B. Kosecoff as a Director.	☐	☐	☐

07 -	Election of Kenneth P. Manning as a Director.	☐	☐	☐	08 -	Election of William J. Marino as a Director.	☐	☐	☐	09 -	Election of Jerome A. Peribere as a Director.	☐	☐	☐

10 -	Election of Richard L. Wambold as a Director.	☐	☐	☐	11 -	Election of Jerry R. Whitaker as a Director.	☐	☐	☐	12 -	Approval of the amended 2005 Contingent Stock Plan of Sealed Air Corporation.	☐	☐	☐

13 -	Approval of the amended Performance-Based Compensation Program of Sealed Air Corporation.	☐	☐	☐	14 -	Advisory vote to approve our executive compensation.	☐	☐	☐	15 -	Ratification of the appointment of KPMG LLP as the independent registered public accounting firm for the year ending December 31, 2013.	☐	☐	☐
In accordance with the Proxy Committee’s discretion, upon such other matters as may properly come before the meeting.

B	Non-Voting Items

Change of Address — Please print your new address below.	Comments — Please print your comments below.	Meeting Attendance
		Mark the box to the right if you plan to attend the Annual Meeting.	☐

¢	1 U P X	+
01M5JF

Please note that Internet and telephone voting is not available to stockholders who have not exchanged their W. R. Grace & Co. (“Old Grace”) shares issued prior to March 31, 1998 (Cusip #383911 10 4) for shares of Sealed Air Corporation.

You may vote those shares using the attached proxy card. To vote please mark, date and sign your proxy card and return it in the enclosed postage-paid envelope.

For information regarding the exchange of Old Grace shares, please contact our Stock Transfer Agent, BNY Mellon Shareowner Services. Their contact information is located on the inside back cover of the enclosed Sealed Air Corporation 2012 Annual Report to Stockholders.

Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to be held on May 16, 2013

Please note that the Company’s Notice of Annual Meeting of Stockholders, Proxy Statement for the Annual Meeting of Stockholders and 2012 Annual Report are available at http://proxyreport.sealedair.com.

▼  PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.  ▼

PROXY/VOTING INSTRUCTION CARD — SEALED AIR CORPORATION	+

2013 ANNUAL MEETING OF STOCKHOLDERS

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

The signer hereby appoints Jerome A. Peribere, Carol P. Lowe and Guy Chayoun, or a majority of them as shall act (or if only one shall act, then that one) (the “Proxy Committee”), proxies with power of substitution to act and vote at the 2013 Annual Meeting of Stockholders of Sealed Air Corporation (the “2013 Annual Meeting”) to be held at 10:00 a.m., Eastern Time, on May 16, 2013 at the Hilton Woodcliff Lake, 200 Tice Boulevard, Woodcliff Lake, New Jersey 07677 and at any adjournments thereof. The Proxy Committee is directed to vote as indicated on the reverse side and in their discretion upon any other matters that may properly come before the 2013 Annual Meeting.

If the signer is a participant in Sealed Air Corporation’s Profit-Sharing Plan or its 401(k) Thrift Plan and has stock of Sealed Air Corporation allocated to his or her account, the signer instructs the trustee of such plan to vote such shares of stock, in person or by proxy, in accordance with the instructions on the reverse side at the 2013 Annual Meeting and any adjournments thereof and in its discretion upon any other matters that may properly come before the 2013 Annual Meeting. The terms of each plan provide that shares for which no voting instructions are received will be voted in the same proportion as shares are voted for participants who provide voting instructions. The plan trustee will vote the allocated shares in each plan as directed by each participant who provides voting instructions to it before 11:59 p.m. (Eastern Time) on May 13, 2013.

The signer hereby revokes all proxies previously given by the signer to vote at the 2013 Annual Meeting and any adjournments and acknowledges receipt of Sealed Air Corporation’s Proxy Statement for the 2013 Annual Meeting.

The Board of Directors recommends a vote for Proposals 1 through 15. If no choice is specified, this proxy when properly signed and returned will be voted FOR Proposals 1 through 15. Please date and sign and return this proxy promptly.

THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS INDICATED ON THE REVERSE SIDE.

(Continued and to be marked, dated and signed, below)

C	Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below

NOTE: Please sign EXACTLY as name appears above. When signing on behalf of a corporation, estate, trust or other stockholder, please give its full name and state your full title or capacity or otherwise indicate that you are authorized to sign.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.
/ /

¢	IF VOTING BY MAIL, YOU MUST COMPLETE SECTIONS A - C ON BOTH SIDES OF THIS CARD.	+

Electronic Voting Instructions
Available 24 hours a day, 7 days a week!
Instead of mailing your proxy, you may choose one of the voting methods outlined below to vote your proxy.
VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR.
Proxies submitted by the Internet or telephone must be received by 11:59 P.M., Eastern Time, on May 15, 2013.
Vote by Internet
• Go to www.investorvote.com/SEE
• Or scan the QR code with your smartphone
• Follow the steps outlined on the secure website
Vote by telephone
• Call toll free 1-800-652-VOTE (8683) within the USA, US territories & Canada on a touch tone telephone
Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas.	☒	• Follow the instructions provided by the recorded message

▼  IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.  ▼

A	The Board of Directors recommends a vote for Proposals 1 through 15. If no choice is specified, this proxy when properly signed and returned will be voted FOR Proposals 1 through 15. Please date and sign and return this proxy promptly.	+

PROPOSALS FOR THE SEALED AIR CORPORATION 2013 ANNUAL MEETING OF STOCKHOLDERS

		For	Against	Abstain			For	Against	Abstain			For	Against	Abstain
01 -	Election of Hank Brown as a Director.	☐	☐	☐	02 -	Election of Michael Chu as a Director.	☐	☐	☐	03 -	Election of Lawrence R. Codey as a Director.	☐	☐	☐

04 -	Election of Patrick Duff as a Director.	☐	☐	☐	05 -	Election of William V. Hickey as a Director.	☐	☐	☐	06 -	Election of Jacqueline B. Kosecoff as a Director.	☐	☐	☐

07 -	Election of Kenneth P. Manning as a Director.	☐	☐	☐	08 -	Election of William J. Marino as a Director.	☐	☐	☐	09 -	Election of Jerome A. Peribere as a Director.	☐	☐	☐

10 -	Election of Richard L. Wambold as a Director.	☐	☐	☐	11 -	Election of Jerry R. Whitaker as a Director.	☐	☐	☐	12 -	Approval of the amended 2005 Contingent Stock Plan of Sealed Air Corporation.	☐	☐	☐

13 -	Approval of the amended Performance-Based Compensation Program of Sealed Air Corporation.	☐	☐	☐	14 -	Advisory vote to approve our executive compensation.	☐	☐	☐	15 -	Ratification of the appointment of KPMG LLP as the independent registered public accounting firm for the year ending December 31, 2013.	☐	☐	☐
In accordance with the Proxy Committee’s discretion, upon such other matters as may properly come before the meeting.

B	Non-Voting Items

Change of Address — Please print your new address below.	Comments — Please print your comments below.	Meeting Attendance	☐
Mark the box to the right if you plan to attend the Annual Meeting.

¢	1 U P X	+
01M5KF

Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to be held on May 16, 2013

Please note that the Company’s Notice of Annual Meeting of Stockholders, Proxy Statement for the Annual Meeting of Stockholders and 2012 Annual Report are available at http://proxyreport.sealedair.com.

▼ IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

PROXY/VOTING INSTRUCTION CARD — SEALED AIR CORPORATION	+

2013 ANNUAL MEETING OF STOCKHOLDERS

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

The signer hereby appoints Jerome A. Peribere, Carol P. Lowe and Guy Chayoun, or a majority of them as shall act (or if only one shall act, then that one) (the “Proxy Committee”), proxies with power of substitution to act and vote at the 2013 Annual Meeting of Stockholders of Sealed Air Corporation (the “2013 Annual Meeting”) to be held at 10:00 a.m., Eastern Time, on May 16, 2013 at the Hilton Woodcliff Lake, 200 Tice Boulevard, Woodcliff Lake, New Jersey 07677 and at any adjournments thereof. The Proxy Committee is directed to vote as indicated on the reverse side and in their discretion upon any other matters that may properly come before the 2013 Annual Meeting.

If the signer is a participant in Sealed Air Corporation’s Profit-Sharing Plan or its 401(k) Thrift Plan and has stock of Sealed Air Corporation allocated to his or her account, the signer instructs the trustee of such plan to vote such shares of stock, in person or by proxy, in accordance with the instructions on the reverse side at the 2013 Annual Meeting and any adjournments thereof and in its discretion upon any other matters that may properly come before the 2013 Annual Meeting. The terms of each plan provide that shares for which no voting instructions are received will be voted in the same proportion as shares are voted for participants who provide voting instructions. The plan trustee will vote the allocated shares in each plan as directed by each participant who provides voting instructions to it before 11:59 p.m. (Eastern Time) on May 13, 2013.

The signer hereby revokes all proxies previously given by the signer to vote at the 2013 Annual Meeting and any adjournments and acknowledges receipt of Sealed Air Corporation’s Proxy Statement for the 2013 Annual Meeting.

The Board of Directors recommends a vote for Proposals 1 through 15. If no choice is specified, this proxy when properly signed and returned will be voted FOR Proposals 1 through 15. Please date and sign and return this proxy promptly.

THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS INDICATED ON THE REVERSE SIDE.

(Continued and to be marked, dated and signed, below)

C	Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below

NOTE: Please sign EXACTLY as name appears above. When signing on behalf of a corporation, estate, trust or other stockholder, please give its full name and state your full title or capacity or otherwise indicate that you are authorized to sign.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.
/ /

¢	IF VOTING BY MAIL, YOU MUST COMPLETE SECTIONS A - C ON BOTH SIDES OF THIS CARD.	+

+

Vote by Internet
• Go to www.investorvote.com/SEE
• Or scan the QR code with your smartphone
• Follow the steps outlined on the secure website

Important Notice Regarding the Availability of Proxy Materials for the

Sealed Air Corporation Stockholder Meeting to be Held on May 16, 2013

Under Securities and Exchange Commission rules, you are receiving this notice that the proxy materials for the annual stockholders’ meeting are available on the Internet. Follow the instructions below to view the materials and vote online or request a copy. The items to be voted on and location of the annual meeting are on the reverse side. Your vote is important!

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. The Proxy Statement, Annual Report and other proxy materials are available at:

Easy Online Access — A Convenient Way to View Proxy Materials and Vote
When you go online to view materials, you can also vote your shares.
Step 1: Go to www.investorvote.com/SEE.
Step 2: Click on the icon on the right to view current meeting materials.
Step 3: Return to the investorvote.com window and follow the instructions on the screen to log in.
Step 4: Make your selection as instructed on each screen to select delivery preferences and vote.

When you go online, you can also help the environment by consenting to receive electronic delivery of future materials.

Obtaining a Copy of the Proxy Materials – If you want to receive a copy of these documents, you must request one. There is no charge to you for requesting a copy. Please make your request for a copy as instructed on the reverse side on or before 10 days before the meeting to facilitate timely delivery.

¢	+

01M5LE

Dear Sealed Air Corporation Stockholder:

The 2013 Annual Meeting of Stockholders of Sealed Air Corporation (the “Company”) will be held at the Hilton Woodcliff Lake, 200 Tice Boulevard, Woodcliff Lake, New Jersey 07677, on Thursday, May 16, 2013 at 10:00 a.m. (Eastern time).

Proposals to be considered at the Annual Meeting:

1.	Election of Hank Brown as a Director.

2.	Election of Michael Chu as a Director.

3.	Election of Lawrence R. Codey as a Director.

4.	Election of Patrick Duff as a Director.

5.	Election of William V. Hickey as a Director.

6.	Election of Jacqueline B. Kosecoff as a Director.

7.	Election of Kenneth P. Manning as a Director.

8.	Election of William J. Marino as a Director.

9.	Election of Jerome A. Peribere as a Director.

10.	Election of Richard L. Wambold as a Director.

11.	Election of Jerry R. Whitaker as a Director.

12.	Approval of the amended 2005 Contingent Stock Plan of Sealed Air Corporation.

13.	Approval of the amended Performance-Based Compensation Program of Sealed Air Corporation.

14.	Advisory vote to approve our executive compensation as disclosed in the proxy statement.

15.	Ratification of the appointment of KPMG LLP as the independent registered public accounting firm for the year ending December 31, 2013.

Management recommends a vote “FOR” proposals 1 through 15.

The Board of Directors has fixed the close of business on March 18, 2013 as the record date (the “Record Date”) for the determination of stockholders entitled to receive notice of and to vote at the Annual Meeting or any adjournment(s) thereof.

Stockholders of record as of the Record Date are encouraged and cordially invited to attend the Annual Meeting. Directions to attend the annual meeting where you may vote in person can be found on our website, http://proxyreport.sealedair.com

PLEASE NOTE – YOU CANNOT VOTE BY RETURNING THIS NOTICE. To vote your shares you must vote online or request a paper copy of the proxy materials to receive a proxy card. If you wish to attend and vote at the meeting, please bring this notice with you.

Here’s how to order a copy of the proxy materials and select a future delivery preference:
Paper copies: Current and future paper delivery requests can be submitted via the telephone, Internet or email options below.
Email copies: Current and future email delivery requests must be submitted via the Internet following the instructions below.
If you request an email copy of current materials you will receive an email with a link to the materials.
PLEASE NOTE: You must use the number in the shaded bar on the reverse side when requesting a set of proxy materials.

g	Internet – Go to www.investorvote.com/SEE. Follow the instructions to log in and order a copy of the current meeting materials and submit your preference for email or paper delivery of future meeting materials.

g	Telephone – Call us free of charge at 1-866-641-4276 and follow the instructions to log in and order a paper copy of the materials by mail for the current meeting. You can also submit a preference to receive a paper copy for future meetings.

g

Email – Send email to investorvote@computershare.com with “Proxy Materials Sealed Air Corporation” in the subject line. Include in the message your full name and address, plus the number located in the shaded bar on the reverse, and state in the email that you want a paper copy of current meeting materials. You can also state your preference to receive a paper copy for future meetings.

To facilitate timely delivery, all requests for a paper copy of the proxy materials must be received by 10 days before the meeting.

01M5LE